As filed with the Securities and Exchange Commission on January 30, 2002

                                               Securities Act File No. 333-11283
                                   Investment Company Act File Act No. 811-07797



  ============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A



             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |X|
                           PRE-EFFECTIVE AMENDMENT NO.                       |_|

                         POST-EFFECTIVE AMENDMENT NO. 34                     |X|
                                     and/or
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|
                                AMENDMENT NO. 34


                        (Check appropriate box or boxes)




                      SUNAMERICA STYLE SELECT SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)


                              The SunAmerica Center
                                733 Third Avenue
                               New York, NY 10017
                (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                              Robert M. Zakem, Esq.
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                             New York, NY 10017-3204
                    (Name and Address for Agent for Service)


                                    Copy to:
                             Margery K. Neale, Esq.

                               Shearman & Sterling
                              599 Lexington Avenue
                               New York, NY 10022




It is proposed that this filing will become effective (check appropriate box)

     |X| immediately upon filing pursuant to paragraph (b)
     |_| on (date) pursuant to paragraph (b)
     | | 60 days after filing pursuant to paragraph (a)(1). Registrant will be requesting acceleration of effective date to November 1, 2001.
     |_| on  November 1, 2001 pursuant to paragraph (a)(1)
     |_| 75 days after filing pursuant to paragraph (a)(2)
     |_| on (date) pursuant to paragraph (a)(2) of Rule 485.




          If appropriate, check the following box:


                | | This post-effective amendment designates a new
                    effective date for a previously filed
                               post-effective amendment.

STYLE SELECT SERIES                          [Logo]      AIG SUNAMERICA
PROSPECTUS                                                 MUTUAL FUNDS
2002


Style-Based

Investment

Choices

from

The

Retirement

Specialist                                         [GRAPHIC OMITTED]

                                                 ------------------------
                                                  Style SELECT Series(R)
                                                 ------------------------

--------------------------------------------------------------------------------

JANUARY 30, 2002                                                 PROSPECTUS

--------------------------------------------------------------------------------



SUNAMERICA STYLE SELECT SERIES, INC.(R)



           o LARGE-CAP GROWTH PORTFOLIO

           o MID-CAP GROWTH PORTFOLIO

           o SMALL-CAP GROWTH PORTFOLIO

           o MULTI-CAP GROWTH PORTFOLIO

           o LARGE-CAP VALUE PORTFOLIO

           o SMALL-CAP VALUE PORTFOLIO

           o MULTI-CAP VALUE PORTFOLIO




                                              [LOGO] AIG SUNAMERICA MUTUAL FUNDS






The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                                           [Logo] AIG SUNAMERICA
                                                                    MUTUAL FUNDS

                      TABLE OF CONTENTS
--------------------------------------------------------------------------------



                      FUND HIGHLIGHTS ...........................    2

                      SHAREHOLDER ACCOUNT INFORMATION ...........   17

                      MORE INFORMATION ABOUT THE PORTFOLIOS .....   26

                         INVESTMENT STRATEGIES ..................   26

                         GLOSSARY ...............................   28

                            INVESTMENT TERMINOLOGY ..............   28

                            RISK TERMINOLOGY ....................   29

                      FUND MANAGEMENT ...........................   30

                      INFORMATION ABOUT ADVISERS ................   31

                      FINANCIAL HIGHLIGHTS ......................   36

                                              [LOGO] AIG Sun America Mutual Fund

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


                                       Q&A

A "STYLE-BASED" Portfolio follows a strict investment approach based either on a "value" or a "growth" philosophy and on market capitalization.

A "STYLIZED" Portfolio may engage in value or growth investing, in any proportion or combination.

When deemed appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

The "GROWTH" ORIENTED philosophy to which the Large-Cap Growth, Mid-Cap Growth, Small-Cap Growth and Multi-Cap Growth Portfolios subscribe that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average earnings growth rate; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The "VALUE" ORIENTED philosophy to which the Large-Cap Value, Small-Cap Value and Multi-Cap Value Portfolios subscribe that of investing in securities believed to be undervalued in the market reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.


MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

The following questions and answers are designed to give you an overview of SunAmerica Style Select Series, Inc. (the "Fund"), and to provide you with information about the Fund's separate Portfolios and their investment goals, principal investment strategies, and principal investment techniques. Each goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Portfolios," on pages 28-29, and the glossary that follows on pages 30-31.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND
    TECHNIQUES?

A:

                              PRINCIPAL                        PRINCIPAL
                INVESTMENT   INVESTMENT                       INVESTMENT
   FUND            GOAL       STRATEGY                        TECHNIQUES
   ----         ----------   ----------                       ----------

LARGE-CAP        long-term   growth        active trading of equity securities
GROWTH           growth of                 selected on the basis of growth
PORTFOLIO        capital                   criteria, issued by large-cap
                                           companies

MID-CAP          long-term   growth        active trading of equity securities
GROWTH           growth of                 selected on the basis of growth
PORTFOLIO        capital                   criteria, issued by mid-cap companies

SMALL-CAP        long-term   growth        active trading of equity securities
GROWTH           growth of                 selected on the basis of growth
PORTFOLIO        capital                   criteria, issued by small-cap
                                           companies

MULTI-CAP        long-term   growth        active trading of equity securities
GROWTH           growth of                 selected on the basis of growth
PORTFOLIO        capital                   criteria, issued by companies of any
                                           market capitalization

LARGE-CAP        long-term   value         active trading of equity securities
VALUE PORTFOLIO  growth of                 selected on the basis of value
                 capital                   criteria, issued by large-cap
                                           companies

SMALL-CAP        long-term   value         active trading of equity securities
VALUE PORTFOLIO  growth of                 selected on the basis of value
                 capital                   criteria, issued by small-cap
                                           companies

MULTI-CAP        long-term   value         active trading of equity securities
VALUE PORTFOLIO  growth of                 selected on the basis of value
                 capital                   criteria, issued by companies of any
                                           market capitalization

--------------------------------------------------------------------------------




ADDITIONAL INFORMATION ABOUT HOW THE PORTFOLIOS ARE ADVISED

Each Portfolio provides investors with access to three different professional Advisers, each with a distinct methodology within a particular investment style. Each Adviser manages a separate portion of a Portfolio.

MARKET CAPITALIZATION RANGES

Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Portfolios' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.4 billion or less for the Small-Cap category; between $1.4 billion and $8.7 billion for the Mid-Cap category; and $8.7 billion or more for the Large-Cap category. Under normal circumstances, at least 65% of the total assets of each Style-based Portfolio will be invested in companies with market capitalizations within the Portfolio's applicable range. The median market capitalization of the companies within each Portfolio will fall within its applicable range.


Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on pages 28 and 29 describes various additional risks.

     RISKS OF INVESTING IN EQUITY SECURITIES--ALL FUNDS

     All of the Portfolios invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

     RISKS OF NON-DIVERSIFICATION--ALL FUNDS

     Each Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

     ADDITIONAL PRINCIPAL RISKS--ALL FUNDS

     Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

     ADDITIONAL RISKS SPECIFIC TO THE MID-CAP GROWTH PORTFOLIO, SMALL-CAP GROWTH PORTFOLIO, MULTI-CAP GROWTH PORTFOLIO, SMALL-CAP VALUE PORTFOLIO AND MULTI-CAP VALUE PORTFOLIO

     Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


Q:   HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information for Class I of the Multi-Cap Value Portfolio is not shown because it has not been in existence for a full calendar year.


LARGE-CAP GROWTH PORTFOLIO (CLASS B)

During the 4-year period shown in the bar chart, the highest return for a quarter was 25.56% (quarter ended December 31, 1999) and the lowest return for a quarter was -22.71% (quarter ended September 30, 2001).


[Table below represents bar chart in the printed piece]


                     '98     '99      '00      '01
                     ----    ----    -----     ----
                    29.80%   32.68% -16.68%   -22.71%

[Table below represents bar chart in the printed piece]

Average Annual Total Returns
(as of the calendar year                              Past One      Since
ended December 31, 2001)                                Year      Inception*****
Large-Cap Growth Portfolio*                Class A     -26.72%      0.93%
                                           Class B     -26.57%      1.26%
                                           Class II    -24.23%      1.43%
Russell 1000(R)Growth Index**                          -20.42%      4.51%
Russell 1000(R)Index***                                -12.45%      6.89%
Morningstar Large-Cap Growth Category****              -23.63%      5.40%

   * Includes sales charges.

  ** The Russell 1000(R) Growth Index measures the performance of those Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

 *** The Russell 1000(R) Index measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13 billion; the median market capitalization was approximately $3.8 billion. The smallest company in the index had an approximate market capitalization of $1.4 million. The index does not include any sales charges or fees.

**** Developed by Morningstar, the Morningstar Large-Cap Growth Category currently reflects a group of 998 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

***** Class A, B and C  shares  commenced  offering  on  October  15,  1997.  On
      December 1, 1998, the Class C shares were redesignated Class II shares.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


MID-CAP GROWTH PORTFOLIO (CLASS B)


During the 5-year period shown in the bar chart, the highest return for a quarter was 29.91% (quarter ended December 31, 1999) and the lowest return for a quarter was -23.81% (quarter ended September 30, 2001).

[Table below represents bar chart in the printed piece]

         '97      '98     '99     '00     '01
        ------   ------   ----    ----    ----
        13.29%   21.33%  37.43%   -4.48%  -22.19%


Average Annual Total Returns
(as of the calendar year                             Past One    Past Five   Class A and Class B      Class II
ended December 31, 2001)                               Year        Years      Since Inception      Since Inception****
Mid-Cap Growth Portfolio*                Class A      -26.20%       6.43%           6.04%                N/A
                                         Class B      -26.08%       6.75%           6.46%                N/A
                                         Class II     -23.08%       N/A             N/A                  7.85%
Russell Mid-Cap Growth(TM) Index**                    -20.16%       9.02%           8.52%               10.37%
Morningstar Mid-Cap Growth Category***                -21.28%       8.44%           9.72%               12.54%

   * Includes sales charges.

  ** Russell Midcap Growth(TM) Index measures the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

 *** Developed by Morningstar, the Morningstar Mid-Cap Growth Category currently reflects a group of 640 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on December 1, 1998, commenced offering on March 6, 1997.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

SMALL-CAP GROWTH PORTFOLIO(1) (CLASS A)

During the 3-year period shown in the bar chart, the highest return for a quarter was 45.94% (quarter ended December 31, 1999) and the lowest return for a quarter was -25.58% (quarter ended September 30, 2001).

[Table below represents bar chart in the printed piece]


         '99           '00          '01
        ------       -------       ------
        73.13%       -1.17%        -15.62%


Average Annual Total Returns
(as of the calendar year                              Past One      Since
ended December 31, 2001)                                Year      Inception****
Small-Cap Growth Portfolio*            Class A         -15.62%        9.91%
                                       Class B         -20.10%        8.47%
                                       Class II        -16.68%        9.06%
                                       Class I         -15.21%      -18.66%
Russell 2000 Growth Index**                             -9.23%        0.85%
Morningstar Small Growth Category***                    -9.02%        9.77%

 (1) Performance information shown is that of the Small Cap Growth Fund, a series of North American Funds, which was reorganized into the Portfolio on November 16, 2001 (the "Small-Cap Growth Reorganization"). The Portfolio commenced operations upon consummation of the Small-Cap Growth Reorganization. The average annual total returns of the shares of the Portfolio would differ from those of the shares of the Small Cap Growth Fund of North American Funds only to the extent that the Portfolio is subject to different sales charges and expenses. If the Portfolio's sales charges and expenses were reflected, returns of the Portfolio's shares would be less than those shown. The Small Cap Growth Fund of North
      American Funds had a similar investment objective, investment strategies and policies as does the Portfolio although the Small Cap Growth Fund of North American Funds was managed by an affiliate of the manager and advised solely by Credit Suisse Asset Management, LLC while the Small-Cap Growth Portfolio is advised by Credit Suisse Asset Management, LLC as well as Baron Capital Management, Inc. and Oberweis Asset Management, Inc.

   * Includes sales charge.

  ** Russell 2000 Growth Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

 *** Developed by Morningstar, the Morningstar Small Growth Category currently reflects a group of 499 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.
**** Class A, B and C commenced offering on January 6, 1998. Class I shares commenced offering on July 7, 2000. On November 16, 2001, upon the consumation of the Small-Cap Growth Reorganization, Class C shares of Small-Cap Growth Fund were reorganized as Class II shares of the Portfolio.

MULTI-CAP GROWTH PORTFOLIO (CLASS B)

During the 5-year period shown in the bar chart, the highest return for a quarter was 50.19% (quarter ended December 31, 1999) and the lowest return for a quarter was -23.66% (quarter ended September 30, 2001).

[Table below represents bar chart in the printed piece]


         '97      '98      '99      '00      '01
        ------   ------   ------   ------   ------
       23.87%    30.58%   71.51%   -15.90%  -27.41%


Average Annual Total Returns
(as of the calendar year                  Past One   Past Five  Class A and Class B      Class II           Class Z
ended December 31, 2001)                    Year       Years      Since Inception     Since Inception   Since Inception*****
Multi-Cap Growth Portfolio*   Class A      -31.15%     10.54%         10.98%               N/A                N/A
                              Class B      -31.04%     10.85%         11.41%               N/A                N/A
                              Class II     -28.83%      N/A            N/A                10.46%              N/A
                              Class Z      -26.49%      N/A            N/A                 N/A               6.22%

Russell 2500(TM) Growth Index**            -10.82%      6.60%          6.59%               8.22%             2.06%
Russell 3000 Growth Index***               -19.63%      7.72%          7.25%              -3.02%            -0.51%
Morningstar Aggressive
  Growth Objective****                     -20.21%      7.40%          8.87%              11.37%             4.65%

   * Includes sales charges.

  ** The Russell  2500(TM)  Growth  Index  measures   the  performance  of those
     Russell   2500  companies  with  higher  price-to-book  ratios  and  higher forecasted growth values.

*** The Russell 3000(TM) Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

**** Developed by Morningstar, the Morningstar Aggressive Growth Category currently reflects a group of 233 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

***** Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on December 1, 1998, commenced offering on March 6, 1997. Class Z shares commenced offering on April 1, 1998.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

LARGE-CAP VALUE PORTFOLIO (CLASS B)


During the 4-year period shown in the bar chart, the highest return for a quarter was 14.88% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.83% (quarter ended September 30, 1998).


[Table below represents bar chart in the printed piece]

            '98           '99          '00          '01
           -----        -------      -------      ------
           8.06%        7.29%        12.79%        -5.43%


                                                                      Class A, Class B
Average Annual Total Returns                                            and Class II       Class Z
(as of the calendar year                                   Past One         Since           Since
ended December 31, 2001)                                     Year         Inception       Inception****
Large-Cap Value Portfolio*                  Class A         -10.27%         3.85%             N/A
                                            Class B         -10.15%         4.22%             N/A
                                            Class II         -7.30%         4.39%             N/A
                                            Class Z          -4.25%         N/A               3.76%
Russell 1000(R)Value Index**                                 -5.59%         7.43%             2.44%
Morningstar Large-Cap Value Category***                      -5.37%         6.02%             3.15%

   * Includes sales charges.

  ** The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

 ***  Developed  by  Morningstar,   the  Morningstar  Large-Cap  Value  Category
      currently reflects a group of 814 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A, B and C shares commenced offering on October 15, 1997. On December 1, 1998, the Class C shares were redesignated Class II shares. Class Z shares commenced offering on April 1, 1998.

--------------------------------------------------------------------------------


SMALL-CAP VALUE PORTFOLIO (CLASS B)

During the 4-year period shown in the bar chart, the highest return for a quarter was 20.44% (quarter ended June 30, 1999) and the lowest return for a quarter was -19.98% (quarter ended June 30, 1998).


[Table below represents bar chart in the printed piece]


                  '98           '99          '00        '01
                 ------       -------      -------     ------
                -7.41%        5.73%        22.41%      15.52%


                                                               Class A, Class B
Average Annual Total Returns                                     and Class II       Class Z
(as of the calendar year                            Past One         Since           Since
ended December 31, 2001)                              Year         Inception      Inception****
Small-Cap Value Portfolio*               Class A       9.55%         7.13%           N/A
                                         Class B      10.52%         7.55%           N/A
                                         Class II     13.37%         7.68%           N/A
                                         Class Z      16.92%         N/A             7.84%
Russell 2000 Value Index**                            14.02%         7.45%           4.78%
Morningstar Small-Cap Value Category***               17.31%         7.97%           6.01%

   * Includes sales charges.

  ** The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

 ***  Developed  by  Morningstar,   the  Morningstar  Small-Cap  Value  Category
      currently reflects a group of 227 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

**** Class A, B and C shares commenced offering on October 15, 1997. On December 1, 1998, the Class C shares were redesignated Class II shares. Class Z shares commenced offering on April 1, 1998.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

MULTI-CAP VALUE PORTFOLIO (FORMERLY, VALUE PORTFOLIO) (CLASS B)

During the 5-year period shown in the bar chart, the highest return for a quarter was 16.51% (quarter ended December 31, 1998) and the lowest return for a quarter was -18.66% (quarter ended September 30, 1998).

[Table below represents bar chart in the printed piece]


              '97            '98        '99          '00           '01
             -------      --------    -------      --------      -------
             28.67%        -0.57%      8.44%        9.47%         1.61%


Average Annual Total Returns
(as of the calendar year                   Past One      Past Five    Class A and Class B     Class II           Class Z
ended December 31, 2001)                     Year          Years        Since Inception    Since Inception   Since Inception*****
Multi-Cap Value Portfolio*    Class A       -3.55%          8.48%             8.75%             N/A               N/A
                              Class B       -3.26%          8.78%             9.17%             N/A               N/A
                              Class II      -0.37%          N/A               N/A               7.83%             N/A
                              Class Z        2.89%          N/A               N/A               3.48%
Russell Midcap(TM)
Value Index**                                2.34%         11.46%            11.17%            11.70%             4.13%
Russell 3000 Value***                       -4.32%         11.02%            10.66%            11.11%             3.16%
Morningstar Mid-Cap
Value Category****                           6.40%         11.68%            12.16%            12.67%             6.61%

   *  Includes sales charges.

  ** The Russell Midcap(TM) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

 *** The Russell 3000 Value Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and lower forecasted growth values.

**** Developed by Morningstar, the Morningstar Mid-Cap Value Category currently reflects a group of 273 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

***** Class A and B shares commenced offering on November 19, 1996. Class C shares, which were redesignated Class II shares on December 1, 1998, commenced offering on March 6, 1997. Class I shares commenced offering on November 16, 2001. Class Z shares commenced offering on April 1, 1998.

                      [This page intentionally left blank]

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:   WHAT ARE THE PORTFOLIOS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.



                                                                     LARGE-CAP GROWTH              MID-CAP GROWTH
                                                                         PORTFOLIO                   PORTFOLIO
                                                                 --------------------------   --------------------------
                                                                 Class A  Class B  Class II   Class A  Class B  Class II
                                                                 -------  -------  --------   -------  -------  --------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) ...............................    5.75%     4.00%    2.00%      5.75%    4.00%      2.00%

      Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)(1) .................    5.75%     None     1.00%      5.75%    None       1.00%

      Maximum Deferred Sales Charge (Load)
      (as a percentage of amount redeemed)(2) ................    None      4.00%    1.00%      None     4.00%      1.00%

      Maximum Sales Charge (Load)
      Imposed on Reinvested Dividends ........................    None      None     None       None     None        None

      Redemption Fee(3) ......................................    None      None     None       None     None        None

      Exchange Fee ...........................................    None      None     None       None     None        None

      Maximum Account Fee ....................................    None      None     None       None     None        None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   Management Fees ...........................................    1.00%     1.00%    1.00%      1.00%    1.00%      1.00%

   Distribution (and/or Service) (12b-1) Fees(4) .............    0.35%     1.00%    1.00%      0.35%    1.00%      1.00%

   Other Expenses ............................................    0.47%     0.47%    0.47%      0.43%    0.43%      0.49%
                                                                 -----     -----    -----      -----    -----      -----

Total Annual Fund Operating Expenses .........................    1.82%     2.47%    2.47%      1.78%    2.43%      2.49%
                                                                 =====     =====    =====      =====    =====      =====

Expense Reimbursement ........................................    0.04%     0.04%    0.04%        --       --       0.06%

Net Expenses(6) ..............................................    1.78%     2.43%    2.43%      1.78%    2.43%      2.43%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 19 for more information on the CDSCs.

(3) A $15.00 fee may be  imposed on wire and  overnight  mail  redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are estimated.

(6) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratio set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(7) Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs.

--------------------------------------------------------------------------------


      SMALL-CAP GROWTH PORTFOLIO (5)                MULTI-CAP GROWTH PORTFOLIO                  LARGE-CAP VALUE PORTFOLIO
  -------------------------------------      --------------------------------------      ---------------------------------------
  Class A  Class B  Class II   Class I(7)     Class A  Class B  Class II  Class Z(7)     Class A   Class B  Class II  Class Z(7)
  -------  -------  --------   ---------     --------  -------  --------  ----------     -------   -------  --------  ----------




    5.75%    4.00%    2.00%      None          5.75%    4.00%     2.00%      None          5.75%    4.00%     2.00%     None

    5.75%    None     1.00%      None          5.75%    None      1.00%      None          5.75%    None      1.00%     None

    None     4.00%    1.00%      None          None     4.00%     1.00%      None          None     4.00%     1.00%     None

    None     None     None       None          None     None      None       None          None     None      None      None

    None     None     None       None          None     None      None       None          None     None      None      None

    None     None     None       None          None     None      None       None          None     None      None      None

    None     None     None       None          None     None      None       None          None     None      None      None



    1.00%    1.00%    1.00%      1.00%         1.00%    1.00%     1.00%      1.00%         1.00%    1.00%     1.00%     1.00%

    0.35%    1.00%    1.00%      None          0.35%    1.00%     1.00%      None          0.35%    1.00%     1.00%     None

    0.83%    0.76%    1.01%      1.01%         0.42%    0.43%     0.45%      1.48%         0.52%    0.47%     0.52%     2.97%
   -----    -----    -----      -----         -----    -----     -----      -----         -----    -----     -----     -----

    2.18%    2.76%    3.01%      2.01%         1.77%    2.43%     2.45%      2.48%         1.87%    2.47%     2.52%     3.97%
   =====    =====    =====      =====         =====    =====     =====      =====         =====    =====     =====     =====

    0.40%    0.33%    0.58%      0.33%         0.01%      --      0.02%      1.27%         0.09%    0.04%     0.09%     2.76%

    1.78%    2.43%    2.43%      1.68%         1.78%    2.43%     2.43%      1.21%         1.78%    2.43%     2.43%     1.21%

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


                                                   SMALL-CAP VALUE PORTFOLIO                 MULTI-CAP VALUE PORTFOLIO
                                            ------------------------------------- -------------------------------------------------
                                            Class A  Class B Class  II Class Z(7) Class A Class B  Class II  Class I(7)  Class Z(7)
                                            -------  ------- --------- ---------- ------- -------  --------  ----------  ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) .............  5.75%   4.00%    2.00%    None      5.75%    4.00%    2.00%       None         None

   Maximum Sales Charge (Load) Imposed
   on Purchases (as a percentage of
   offering price)(1) ......................  5.75%   None     1.00%    None      5.75%    None     1.00%       None         None

   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed)(2) .  None    4.00%    1.00%    None      None     4.00%    1.00%       None         None

   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends .........  None    None     None     None      None     None     None        None         None

   Redemption Fee(3) .......................  None    None     None     None      None     None     None        None         None

   Exchange Fee ............................  None    None     None     None      None     None     None        None         None

   Maximum Account Fee .....................  None    None     None     None      None     None     None        None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO
ASSETS)

   Management Fees .........................  1.00%   1.00%    1.00%    1.00%     1.00%    1.00%    1.00%       1.00%        1.00%

   Distribution (12b-1) Fees(4) ............  0.35%   1.00%    1.00%    None      0.35%    1.00%    1.00%       None         None

   Other Expenses ..........................  0.53%   0.50%    0.58%    3.15%     0.43%    0.43%    0.43%       0.71%        6.86%
                                              ----    ----     ----     ----      ----     ----     ----        ----         ----

Total Annual Fund Operating Expenses .......  1.88%   2.50%    2.58%    4.15%     1.78%    2.43%    2.43%       1.71%        7.86%
                                              ====    ====     ====     ====      ====     ====     ====        ====         ====

Expense Reimbursement ......................  0.11%   0.07%    0.15%    2.94%       --       --       --        0.03%        6.65%

Net Expenses(6) ............................  1.78%   2.43%    2.43%    1.21%     1.78%    2.43%    2.43%       1.68%        1.21%






(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 19 for more information on the CDSCs.

(3) A $15.00 fee may be  imposed on wire and  overnight  mail  redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are estimated.

(6) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratio set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

(7) Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:

                                                  1 year      3 years      5 years    10 years
LARGE-CAP GROWTH PORTFOLIO
     (Class A shares) ......................      $ 745       $1,103       $1,484      $2,549
     (Class B shares)* .....................        646        1,058        1,496       2,606
     (Class II shares) .....................        444          850        1,383       2,839

MID-CAP GROWTH PORTFOLIO
     (Class A shares) ......................      $ 745       $1,103       $1,484      $2,549
     (Class B shares)* .....................        646        1,058        1,496       2,606
     (Class II shares) .....................        444          850        1,383       2,839

SMALL-CAP GROWTH PORTFOLIO
     (Class A shares) ......................      $ 745       $1,103       $1,484      $2,549
     (Class B shares)* .....................        646        1,058        1,496       2,606
     (Class II shares) .....................        444          850        1,383       2,839
     (Class I shares) ......................        171          530          913       1,987

MULTI-CAP GROWTH PORTFOLIO
     (Class A shares) ......................      $ 745       $1,103       $1,484      $2,549
     (Class B shares)* .....................        646        1,058        1,496       2,606
     (Class II shares) .....................        444          850        1,383       2,839
     (Class Z shares) ......................        123          384          665       1,466

LARGE-CAP VALUE PORTFOLIO
     (Class A shares) ......................      $ 745       $1,103       $1,484      $2,549
     (Class B shares)* .....................        646        1,058        1,496       2,606
     (Class II shares) .....................        444          850        1,383       2,839
     (Class Z shares) ......................        123          384          665       1,466

SMALL-CAP VALUE PORTFOLIO
     (Class A shares) ......................      $  745      $1,103       $1,484      $2,549
     (Class B shares)* .....................         646       1,058        1,496       2,606
     (Class II shares) .....................         444         850        1,383       2,839
     (Class Z shares) ......................         123         384          665       1,466

MULTI-CAP VALUE PORTFOLIO
     (Class A shares) ......................      $  745      $1,103       $1,484      $2,549
     (Class B shares)* .....................         646       1,058        1,496       2,606
     (Class II shares) .....................         444         850        1,383       2,839
     (Class I shares) ......................         171         530          913       1,987
     (Class Z shares) ......................         123         384          665       1,466

FUND HIGHLIGHTS
--------------------------------------------------------------------------------


If you did not redeem your shares:

                                                  1 year      3 years      5 years    10 years
LARGE-CAP GROWTH PORTFOLIO
     (Class A shares) .......................     $  745      $1,103       $1,484      $2,549
     (Class B shares)* ......................        246         758        1,296       2,606
     (Class II shares) ......................        344         850        1,383       2,839

MID-CAP GROWTH PORTFOLIO
     (Class A shares) .......................     $  745      $1,103       $1,484      $2,549
     (Class B shares)* ......................        246         758        1,296       2,606
     (Class II shares) ......................        344         850        1,383       2,839

SMALL-CAP GROWTH PORTFOLIO
     (Class A shares) .......................     $  745      $1,103       $1,484      $2,549
     (Class B shares)* ......................        246         758        1,296       2,606
     (Class II shares) ......................        344         850        1,383       2,839
     (Class I shares) .......................        171         530          913       1,987

MULTI-CAP GROWTH PORTFOLIO
     (Class A shares) .......................     $  745      $1,103       $1,484      $2,549
     (Class B shares)* ......................        246         758        1,296       2,606
     (Class II shares) ......................        344         850        1,383       2,839
     (Class Z shares) .......................        123         384          665       1,466

LARGE-CAP VALUE PORTFOLIO
     (Class A shares) .......................     $  745      $1,103       $1,484      $2,549
     (Class B shares)* ......................        246         758        1,296       2,606
     (Class II shares) ......................        344         850        1,383       2,839
     (Class Z shares) .......................        123         384          665       1,466

SMALL-CAP VALUE PORTFOLIO
     (Class A shares) .......................     $  745      $1,103       $1,484      $2,549
     (Class B shares)* ......................        246         758        1,296       2,606
     (Class II shares) ......................        344         850        1,383       2,839
     (Class Z shares) .......................        123         384          665       1,466

MULTI-CAP VALUE PORTFOLIO
     (Class A shares) .......................     $  745      $1,103       $1,484      $2,549
     (Class B shares)* ......................        246         758        1,296       2,606
     (Class II shares) ......................        344         850        1,383       2,839
     (Class I Shares) .......................        171         530          913       1,987
     (Class Z shares) .......................        123         384          665       1,466

-------------------
* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page 18. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------



SELECTING A SHARE CLASS

Each Portfolio offers a number of classes of shares through this Prospectus, including Class A, Class B, Class II, Class I and Class Z shares.

Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.


        CLASS A                       CLASS B                       CLASS II                      CLASS I
o Front-end sales charges,     o No front-end sales         o Front-end sales charge,     o Offered exclusively to
  as described below.            charge; all your money       as described below.           certain institutions.
  There are several ways         goes to work for you       o Higher annual expenses      o Also offered to the
  to reduce these charges,       right away.                  than Class A shares.          SunAmerica Aggressive
  also described below.        o Higher annual expenses     o Deferred sales charge on      Growth, Moderate Growth
o Lower annual expenses          than Class A shares.         shares you sell within        and Conservative Growth
  than Class B or Class II     o Deferred sales charge on     eighteen months of            LifeStage Funds, which
  shares.                        shares you sell within       purchase, as described        are funds-of-funds.
                                 six years of purchase, as    below.                      o No sales charges.
                                 described below.           o No conversion to Class A.   o Lower annual expenses
                               o Automatic conversion to                                    than Class A, B, or II
                                 Class A shares                                             Shares.
                                 approximately eight
                                 years after purchase.
                               o Purchases in an amount
                                 over $500,000 generally
                                 will not be permitted.
                                 You should consult with
                                 your financial adviser
                                 to determine whether
                                 other share classes are
                                 more beneficial given
                                 your circumstances.
         CLASS Z
 o Offered exclusively to
   certain SunAmerica
   affiliated companies'
   retirement plans ("the
   Plan").
 o No sales charges.
 o Lower annual expenses
   than Class A, B, I or
   II Shares.

CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:           Sales Charge            Concession to Dealers
                                       ----------------------------------------------------------
                                             % OF         % OF NET               % OF
                                           OFFERING        AMOUNT               OFFERING
YOUR INVESTMENT                              PRICE        INVESTED               PRICE
                                       ----------------------------------------------------------
Less than $50,000 .....................      5.75%          6.10%                5.00%
$50,000 but less than $100,000 ........      4.75%          4.99%                4.00%
$100,000 but less than $250,000 .......      3.75%          3.90%                3.00%
$250,000 but less than $500,000 .......      3.00%          3.09%                2.25%
$500,000 but less than $1,000,000 .....      2.10%          2.15%                1.35%
$1,000,000 or more ....................      None           None                 1.00%

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


CLASS B: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

                    Years after purchase year        CDSC on shares being sold

                       1st year or 2nd year                  4.00%

                       3rd and 4th year                      3.00%
                       5th year                              2.00%
                       6th year                              1.00%
                       7th year and thereafter               None

If you purchased Class B shares of a Portfolio prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.


CLASS II. Sales Charges are as follows:                   Sales Charge              Concession to Dealers
                                                -------------------------------------------------------------
                                                      % OF         % OF NET                  % OF
                                                    OFFERING        AMOUNT                 OFFERING
                                                      PRICE        INVESTED                 PRICE
                                                -------------------------------------------------------------
                                                      1.00%          1.01%                  1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class II shares in connection with the reorganization of a North American Fund into your Portfolio, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:

      o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with the SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)

      o participants   in  certain   retirement   plans  that  meet   applicable
        conditions, as described in the Statement of Additional Information

      o Fund Directors and other individuals, and their families, who are affiliated with any Portfolio or any of SunAmerica Mutual Funds distributed by SunAmerica Capital Services, Inc.

      o selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

      o within one year of the shareholder's  death or becoming disabled

      o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

      o Fund Directors and other individuals and their families who are affiliated with any Portfolio or any of SunAmerica Mutual Funds distributed by SunAmerica Capital Services, Inc.

      o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.

--------------------------------------------------------------------------------

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio, within one year after the sale you may invest some or all of the proceeds in the same share class of the same Portfolio within one year without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I and Class Z) of each Portfolio has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                      ACCOUNT MAINTENANCE AND
                    CLASS          DISTRIBUTION FEE         SERVICE FEE
                      A                  0.10%                 0.25%
                      B                  0.75%                 0.25%
                      II                 0.75%                 0.25%

Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND II)

1.   Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Portfolios are as follows:

        o non-retirement account: $500

        o retirement account: $250

        o dollar cost averaging: $500 to open; you must invest at least $25 a month

     The minimum  subsequent  investments  for the Portfolios are as follows:

        o non-retirement account: $100

        o retirement account: $25

3.   Complete  the  appropriate  parts  of the  Account  Application,  carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


BUYING SHARES (CLASSES A, B AND II)

OPENING AN ACCOUNT                                                ADDING TO AN ACCOUNT

BY CHECK
 ....................................................................................................................
   o Make out a check for the  investment  amount,                   o Make out a check  for the  investment  amount
     payable   to  the   specific   Portfolio   or                     payable   to  the   specific   Portfolio   or
     SunAmerica Funds. An account cannot be opened                     SunAmerica Funds.  Shares cannot be purchased
     with  a  SunAmerica   Money  Market  Fund  or                     with  a  SunAmerica   Money  Market  Fund  or
     SunAmerica Municipal Money Market Fund check.                     SunAmerica Municipal Money Market Fund check.

   o Deliver the check and your completed  Account                   o Include the stub from your Fund  statement or
     Application   (and    Supplemental    Account                     a note  specifying the Portfolio  name,  your
     Applica-tion,  if  applicable) to your broker                     share  class,  your  account  number  and the
     or financial advisor, or mail them to:                            name(s) in which the account is registered.

     SunAmerica Fund Services, Inc.                                  o Indicate the Portfolio and account  number in
     Mutual Fund Operations, 3rd Floor                                 the memo  section of your check.
     The SunAmerica Center
     733 Third Avenue                                                o Deliver the check and your stub or note to your
     New York, New York 10017-3204                                     broker or financial advisor, or mail them to:

   o All purchases must be in U.S.  dollars.  Cash                     NON-RETIREMENT ACCOUNTS:
     will not be  accepted.  A $25.00  fee will be                     SunAmerica Fund Services, Inc.
     charged  for  all  checks   returned  due  to                     c/o NFDS
     insufficient funds.                                               P.O. Box 219373
                                                                       Kansas City, Missouri 64121-9373

                                                                       RETIREMENT ACCOUNTS:
                                                                       SunAmerica Fund Services, Inc.
                                                                       Mutual Fund Operations, 3rd Floor
                                                                       The SunAmerica Center
                                                                       733 Third Avenue
                                                                       New York, New York 10017-3204

BY WIRE
 ....................................................................................................................

   o Deliver your  completed  application  to your                o Instruct your bank to wire the amount of your
     broker  or  financial  advisor  or  fax it to                  investment to:
     SunAmerica    Fund    Services,    Inc.    at
     212-551-5585.                                                  State Street Bank & Trust Company
                                                                    Boston, MA
   o Obtain your  account  number by  referring to                  ABA #0110-00028
     your  statement  or by calling your broker or                  DDA # 99029712
     financial   advisor   or   Shareholder/Dealer
     Services at 1-800-858-8850, extension 5125.                    Specify the Portfolio name, your share class,
                                                                    your Portfolio number, account number and the
   o Instruct your bank to wire the amount of your                  name(s) in which the  account is  registered.
     investment to:                                                 Your bank may charge a fee to wire funds.

     State Street Bank & Trust Company
     Boston, MA
     ABA #0110-00028
     DDA # 99029712

     Specify the Portfolio name, your choice of share class, your new Portfolio number and account num-ber and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

--------------------------------------------------------------------------------


SELLING SHARES (CLASSES A, B AND II)

HOW                                                              REQUIREMENTS
THROUGH YOUR BROKER OR FINANCIAL ADVISER
 ....................................................................................................................

   o Accounts of any type.                                        o Call your  broker  or  financial  advisor  to
                                                                    place your order to sell shares.
   o Sales of any amount.


BY MAIL
 ....................................................................................................................
   o Accounts of any type.                                        o Write a letter of instruction  indicating the
                                                                    Portfolio  name,   your  share  class,   your
   o Include  all  signatures  and any  additional                  account  number,  the  name(s)  in which  the
     documents  that  may be  required  (see  next                  account is registered and the dollar value or
     page).                                                         number of shares you wish to sell.

   o Mail the materials to:                                       o Sales of $100,000 or more  require the letter
                                                                    of instruction to have a signature guarantee.
     SunAmerica Fund Services, Inc.
     Mutual Fund Operations, 3rd Floor                            o A check will  normally  be mailed on the next
     The SunAmerica Center                                          business  day to the  name(s)  and address in
     733 Third Avenue                                               which the account is registered, or otherwise
     New York, New York 10017-3204                                  according to your letter of instruction.


BY PHONE
 ....................................................................................................................
   o Most accounts.                                               o Call    Shareholder/Dealer     Services    at
                                                                    1-800-858-8850,  extension  5125 between 8:30
   o Sales of less than $100,000.                                   a.m.  and 7:00  p.m.  (Eastern  time) on most
                                                                    business days. State the Port-folio name, the
                                                                    name of the person requesting the redemption,
                                                                    your share class,  your account  number,  the
                                                                    name(s) in which the  account  is  registered
                                                                    and the dollar  value or number of shares you
                                                                    wish to sell.

                                                                  o A check  will be  mailed to the  name(s)  and
                                                                    address in which the  account is  registered,
                                                                    or  to a  different  address  indicated  in a
                                                                    written authorization  previously provided to
                                                                    the  Portfolio by the  shareholder(s)  on the
                                                                    account.

BY WIRE
 ....................................................................................................................
   o Request by mail to sell any amount  (accounts                o Proceeds  will  normally be wired on the next
     of any type).                                                  business day. A $15 fee will be deducted from
                                                                    your account.
   o Request by phone to sell less than $100,000.



TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------



SELLING SHARES IN WRITING (CLASSES A, B AND II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

       o  your   address  of  record  has  changed
          within the past 30 days

       o you are selling shares worth $100,000 or more

       o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can  generally  obtain a  signature  guarantee from the following sources:

       o  a broker or securities dealer

       o  a federal savings, cooperative or other type of bank

       o  a savings and loan or other thrift institution

       o  a credit union

       o  a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with SunAmerica Capital Services, Inc. to sell Class I shares. Class I shares are also offered to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth LifeStage Funds. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)

Class Z shares of the Portfolios are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Portfolio shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan's administrator.

--------------------------------------------------------------------------------



TRANSACTION POLICIES (ALL PORTFOLIOS AND CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When you buy Class A, B or II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares Class A, B or II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I or Z shares, you pay the NAV. When you sell Class I or Z shares, you receive NAV.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or SunAmerica Capital Services, Inc. receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Portfolio before its close of business. The Fund and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.


TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Portfolio that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a different CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Portfolio for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order without notice.

CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------



MULTI-PARTY CHECKS. A Portfolio may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Portfolio by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Portfolio is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)
To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

     o Make sure you have at least $5,000 worth of shares in your account.

     o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

     o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o Make sure your  dividends  and capital  gains are being  reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other funds distributed by SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund, Inc. To use:

     o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

     o Specify the amount(s). Each exchange must be worth at least $50.

     o Accounts must be registered identically; otherwise a signature guarantee will be required.

ASSET PROTECTION PLAN (OPTIONAL). Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Portfolio. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Portfolio shares and to the value of the Portfolio shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Portfolio shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs, but will have the same tax consequences as any other Portfolio redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Portfolio are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.


RETIREMENT PLANS. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Section 529 Plans, Individual (k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

--------------------------------------------------------------------------------



TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from your bank account)

     o after any  changes of name or address of the  registered  owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Portfolio

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Focused Growth and Income Portfolio and annually by the other Portfolios. Capital gains distributions, if any, are paid at least annually by the Portfolios.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SunAmerica Capital Services, Inc., except SunAmerica Senior Floating Rate Fund, Inc. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class II shares of the same Portfolio shares as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class II and Class I of the same Portfolio shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

TAXABILITY OF DIVIDENDS. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets).

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Portfolio must withhold 30% in the years 2002 and 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Portfolio under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I OR CLASS Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds.
Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges.

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
                                                LARGE-CAP                            MID-CAP
                                                 GROWTH                               GROWTH
                                                PORTFOLIO                            PORTFOLIO
-----------------------------------------------------------------------------------------------------
What is the Portfolio's investment      Long-term growth of capital       Long-term growth of capital
goal?

-----------------------------------------------------------------------------------------------------
What principal investment strategies    growth                            growth
does the Portfolio use to implement
its investment goal?

-----------------------------------------------------------------------------------------------------
What are the Portfolio's principal      active trading of equity          active trading of stocks of
investment techniques?                  securities of large-cap           mid-cap companies that offer
                                        companies that offer the          the potential for long-term
                                        potential for long-term           growth of capital
                                        growth of capital



-----------------------------------------------------------------------------------------------------
What are the Portfolio's other          o Mid-cap companies               o Small-cap companies
significant (non-principal)             o Foreign securities              o Large-cap companies
investments?                                                              o Foreign securities

-----------------------------------------------------------------------------------------------------
What other types of securities may      o Short-term investments          o Short-term investments
the Portfolio normally invest in        o Defensive instruments           o Defensive
as part  instruments of efficient       o Options and futures             o Options and futures
portfolio management and which may      o Special situations              o Special situations
produce some income?

-----------------------------------------------------------------------------------------------------
What risks may affect the               PRINCIPAL RISKS:                  PRINCIPAL RISKS:
Portfolio?                              o Stock market volatility         o Stock market volatility
                                        o Securities selection            o Securities selection
                                        o Non-diversification             o Non-diversification
                                        NON-PRINCIPAL RISKS:              o Small and mid market
                                        o Foreign exposure                  capitalization
                                        o Derivatives                     NON-PRINCIPAL RISKS:
                                        o Hedging                         o Foreign exposure
                                                                          o Derivatives
                                                                          o Hedging

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Portfolio's investment approach. Following this chart is a glossary that further describes the investment and risk terminology used in the chart. Please review the glossary in conjunction with this chart.

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
  SMALL-CAP                  MULTI-CAP                    LARGE-CAP               SMALL-CAP                 MULTI-CAP
   GROWTH                     GROWTH                        VALUE                   VALUE                     VALUE
  PORTFOLIO                  PORTFOLIO                    PORTFOLIO               PORTFOLIO                 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
Long-term growth           Long-term growth           Long-term growth           Long-term growth           Long-term growth
of capital                 of capital                 of capital                 of capital                 of capital


-----------------------------------------------------------------------------------------------------------------------------------
growth                     growth                     value                      value                      value



-----------------------------------------------------------------------------------------------------------------------------------
active trading of          active trading of          active trading of          active trading of          active trading of
equity securities of       equity securities of       equity securities of       equity securities of       equity securities of
small-cap companies        companies of any           large-cap companies        small-cap companies        companies of any market
that offer the             market capitalization      that offer the             that offer the             capitalization that
potential for long-term    that offer the             potential for              potential for              offer the potential for
growth of capital          potential for long-term    Long-term growth           Long-term growth           long-term growth of
                           growth of capital          of capital                 of capital                 capital



-----------------------------------------------------------------------------------------------------------------------------------
o Mid-cap companies        o Foreign securities       o Mid-cap companies        o Mid-cap companies        o Foreign securities
                                                      o Foreign companies        o Foreign companies

-----------------------------------------------------------------------------------------------------------------------------------
o Short-term investments   o Short-term investments   o Short-term investments   o Short-term investments   o Short-term investments
o Defensive instruments    o Defensive instruments    o Defensive instruments    o Defensive instruments    o Defensive instruments
o Options and futures      o Options and futures      o Options and futures      o Options and futures      o Options and futures
o Special situations       o Special situations       o Special situations       o Special situations       o Special situations
o Foreign securities

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS:           PRINCIPAL RISKS:           PRINCIPAL RISKS:           PRINCIPAL  RISKS:          PRINCIPAL RISKS:
o Stock market volatility  o Stock market volatility  o Stock market volatility  o Stock market volatility  o Stock market
o Securities selection     o Securities selection     o Securities selection     o Securities selection       volatility
o Non-diversification      o Non-diversification      o Non-diversification      o Non-diversification      o Securities selection
o Small and mid            o Small and mid            NON-PRINCIPAL RISKS:       o Small and mid            o Non-diversification
  market capitalization      market capitalization    o Foreign exposure           market capitalization    o Small and mid
NON-PRINCIPAL RISKS:       NON-PRINCIPAL RISKS:       o Derivatives              NON-PRINCIPAL RISKS:         market capitalization
o Technology companies     o Technology companies     o Hedging                  o Foreign exposure         NON-PRINCIPAL RISKS:
o Foreign exposure         o Foreign exposure                                    o Derivatives              o Foreign exposure
o Derivatives              o Derivatives                                         o Hedging                  o Derivatives
o Hedging                  o Hedging                                                                        o Hedging

MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

GLOSSARY

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL is growth of the value of an investment.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.


LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $8.7 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.4 billion and $8.7 billion.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.4 billion or less.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

RISK TERMINOLOGY
--------------------------------------------------------------------------------

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

NON-DIVERSIFICATION:   By  concentrating  in  a  smaller  number  of  stocks,  a
Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

FUND MANAGEMENT
--------------------------------------------------------------------------------


MANAGER. SunAmerica Asset Management Corp. selects the Advisers for the Portfolios, may manage certain portions of Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. SunAmerica may terminate any agreement with any Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with an Adviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for each Portfolio. For the fiscal year ended October 31, 2001, each Portfolio paid SunAmerica an annual fee equal to 1.00% of average daily net assets. The annual rate of the investment advisory fee payable by the Small-Cap Growth Portfolio to SunAmerica is 1.00% of the average daily net assets. Payments to subadvisers for their services are made by SunAmerica, not by the Portfolios.

Prior to November 16, 2001, the Small-Cap Growth Portfolio was operated as the Small Cap Growth Fund of the North American Funds. For the fiscal year ended October 31, 2001, the Small Cap Growth Fund of the North American Funds paid its manager 0.95% of average daily net assets.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $28.5 billion as of December 31, 2001. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.


ADDITIONAL INFORMATION ABOUT THE ADVISERS

SunAmerica, as the Portfolios' investment manager, will initially allocate the assets of each Portfolio equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Portfolio and its shareholders.

With respect to each Portfolio, SunAmerica intends to periodically review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio by more than 5%. If such a condition exists, SunAmerica will then determine what actions, if any, to take to rebalance and reallocate assets among the Advisers. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Portfolio's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's Class A, Class B and Class II 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class II and Class I shares. For Class Z, the Administrator receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z Shares.


SunAmerica, the Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017 and 2929 Allen Parkway, Houston, TX, 77019.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

The Advisers and Portfolio Managers for each Portfolio are described below:

                             PORTFOLIO MANAGEMENT ALLOCATED
PORTFOLIO                    AMONG THE FOLLOWING ADVISERS
---------                    ---------------------------------------------------

Large-Cap Growth Portfolio   Janus Capital Corporation ("Janus")
                             Jennison Associates LLC ("Jennison")
                             SunAmerica

Mid-Cap Growth Portfolio     Morgan Stanley Investments L.P. ("Morgan Stanley")
                             T. Rowe Price Associates, Inc. ("T. Rowe Price")
                             SunAmerica

Small-Cap Growth Portfolio   Baron Capital Management, Inc. ("Baron")
                             Credit Suisse Asset Management, LLC ("CSAM")
                             Oberweis Asset Management, Inc. ("Oberweis")

Multi-Cap Growth Portfolio   CSAM
                             Janus
                             SunAmerica


Large-Cap Value Portfolio    Davis Advisors ("Davis")
                             Thornburg Investment Management, Inc. ("Thornburg")
                             Wellington Management Company, LLP
                             ("Wellington Management")

Small-Cap Value Portfolio    Berger Financial Group LLC ("Berger")
                             (subcontracted to Perkins, Wolf, McDonnell
                             & Company ("PWM"))
                             EQSF Advisers, Inc. (investment adviser to the
                             Third Avenue Funds and referred to as
                             "Third Avenue")
                             Lazard Asset Management ("Lazard")

Multi-Cap Value Portfolio    American Century Investment Management, Inc.
                             ("American Century")
                             Davis
                             Robert Fleming Inc. ("J.P. Morgan Fleming")

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

DESCRIPTION OF THE ADVISERS


AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AMERICAN CENTURY is a Delaware corporation with principal offices at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2001, American Century had approximately $88.9 billion in total assets under management.

BARON CAPITAL MANAGEMENT, INC. BARON is a Delaware limited liability company located at 767 5th Avenue, 49th Floor, New York, New York 10153. As of December 31, 2001, Baron had approximately $5 billion in assets under management.

BERGER FINANCIAL GROUP LLC. BERGER is a Nevada limited liability company located at 210 University Boulevard, Suite 800, Denver, Colorado 80206, and serves as investment adviser, subadviser or administrator to mutual funds, and institutional and private investors. As of December 31, 2001, Berger had assets under management of approximately $8.7 billion.

CREDIT SUISSE ASSET MANAGEMENT, LLC. CSAM is a wholly-owned subsidiary of Credit Suisse Group, one of the largest financial services companies in the world, and comprises the U.S. arm of Credit Suisse Group's Credit Suisse Asset Management division. CSAM is the institutional and asset management arm of Credit Suisse First Boston. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of September 30, 2001, the Credit Suisse Asset Management Division had global assets under management of approximately $269 billion, of which approximately $75.5 billion was managed by CSAM. The principal business address of CSAM is 466 Lexington Avenue, New York, New York 10017.

DAVIS ADVISORS. DAVIS is a Colorado limited partnership, located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. As of December 31, 2001, Davis had assets under management of approximately $41.8 billion.

EQSF ADVISERS, INC. (Third Avenue) THIRD AVENUE is located at 767 Third Avenue, New York, New York 10017. Third Avenue has been an investment adviser and manager for mutual funds since its organization in 1986. As of December 31, 2001, Third Avenue had approximately $3.3 billion in assets under management.

JANUS CAPITAL CORPORATION. JANUS is a Colorado corporation located at 100 Fillmore Street, Denver, Colorado 80206-4923, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of December 31, 2001, Janus had assets under management of approximately $182.5 billion.

JENNISON ASSOCIATES LLC. JENNISON is a Delaware limited liability company located at 466 Lexington Avenue, New York, New York 10017. As of December 31, 2001, Jennison had approximately $62 billion in assets under management for institutional and mutual fund clients.

LAZARD ASSET MANAGEMENT. LAZARD is a division of Lazard Freres & Co. LLC, a New York limited liability company. Located at 30 Rockefeller Plaza, New York, New York 10112. Lazard provides investment management services to individual and institutional clients. As of December 31, 2001, Lazard and its affiliated companies managed client discretionary accounts with assets totaling approximately $65.7 billion.

MORGAN STANLEY INVESTMENTS L.P. MORGAN STANLEY is a part of the asset management division at Morgan Stanley and is located at 1 Tower Bridge, West Conshohocken, PA 19428-0868. As of December 31, 2001, Morgan Stanley had in excess of $178 billion in assets under management.

OBERWEIS ASSET MANAGEMENT, INC. OBERWEIS, an Illinois corporation, is located at 951 Ice Cream Drive, Suite 200, North Aurora, Illinois 60542. As of December 31, 2001, Oberweis had approximately $200 million in assets under management.

PERKINS, WOLF, MCDONNELL & COMPANY. PWM, located at 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, was organized as a Delaware corporation in 1980. PWM is a member of the National Association of Securities Dealers, Inc. and, in 1984, registered with the Securities and Exchange Commission as an investment adviser. As of December 31, 2001, PWM had assets under management of approximately $4.7 billion.

ROBERT FLEMING INC. (J.P. Morgan Fleming) J.P. MORGAN FLEMING is a Delaware corporation located at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Fleming is a wholly owned subsidiary of J.P. Morgan Chase & Co. and is part of its investment management division, J.P. Morgan Fleming Asset Management. J.P. Morgan Fleming provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of December 31, 2001, J.P. Morgan Fleming, together with its affiliated companies, had over $598 billion in assets under management.


SUNAMERICA ASSET MANAGEMENT CORP. See page 32.

T. ROWE PRICE ASSOCIATES, INC. T. ROWE PRICE is a Maryland corporation located at 100 East Pratt Street, Baltimore, Maryland 21202. Founded in 1937, T. Rowe Price and its affiliates managed over $156.3 billion for over eight million individual and institutional investor accounts as of December 31, 2001.

THORNBURG INVESTMENT MANAGEMENT, INC. THORNBURG is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of December 31, 2001, Thornburg had approximately $4.8 billion in assets under management.

WELLINGTON MANAGEMENT COMPANY, LLP. WELLINGTON MANAGEMENT is a Massachusetts limited liability partnership, located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of December 31, 2001, Wellington Management had investment management authority with respect to approximately $311 billion of assets.

--------------------------------------------------------------------------------
                             NAME, TITLE AND
                             AFFILIATION OF
PORTFOLIO                    PORTFOLIO MANAGER       EXPERIENCE
---------                    -----------------       ----------
Large-Cap Growth Portfolio   Marco Pinto             Mr. Pinto has been a Vice
                             Portfolio Manager       President and Portfolio
                             and Vice President      Manager of Janus since
                             (Janus)                 1997. He joined Janus in
                                                     1994. From 1993 to 1994, he
                                                     was Co-President of
                                                     Creative Retail Technology,
                                                     a producer of hardware for
                                                     retail clients. From 1991
                                                     to 1993, Mr. Pinto was an
                                                     equity analyst at Priority
                                                     Investments Ltd., a family
                                                     owned business.

                             Spiros "Sig" Segalas    Mr. Segalas is a founding
                             Portfolio Manager       member of Jennison, which
                             (Jennison)              was established in 1969,
                                                     and he has been a Director
                                                     and Equity Portfolio
                                                     Manager ever since. In
                                                     addition, Mr. Segalas has
                                                     served as President and
                                                     Chief Investment Officer of
                                                     Jennison since 1993 and
                                                     1973, respectively.

                             Francis Gannon          Mr. Gannon has been a
                             Portfolio Manager       Senior Vice President of
                             (SunAmerica)            SunAmerica since October
                                                     1999 and Portfolio Manager
                                                     with the firm since 1996.
                                                     He joined SunAmerica as an
                                                     equity analyst in 1993.

Mid-Cap Growth Portfolio     Arden C. Armstrong      Ms. Armstrong joined Morgan
                             Portfolio Manager       Stanley as a Portfolio
                             (Morgan Stanley)        Manager in 1986.

                             Brian W.H. Berghuis     Mr. Berghuis joined T. Rowe
                             (Investment Advisory    Price in 1985. Mr. Berghuis
                             Committee Chairman)     is a Managing Director
                             Managing Director       since 1997 and Equity
                             and Equity Portfolio    Portfolio Manager for T.
                             Manager (T. Rowe Price) Rowe Price. Mr. Berghuis
                                                     was a Vice President from
                                                     1991 to 1997. He is
                                                     President of the T. Rowe
                                                     Price Mid-Cap Growth Fund
                                                     and Chairman of the Fund's
                                                     Investment Advisory
                                                     Committee.

                             Brian Clifford          Mr. Clifford joined
                             Portfolio Manager       SunAmerica in February
                             (SunAmerica)            1998. He currently serves
                                                     as portfolio manager of the
                                                     SunAmerica Growth
                                                     Opportunities Fund and is a
                                                     member of the SunAmerica
                                                     Large-Cap Equity Team.
                                                     Prior to joining
                                                     SunAmerica, Mr. Clifford
                                                     was a portfolio manager at
                                                     Morgan Stanley Dean Witter
                                                     from April 1995 to February
                                                     1998 and junior equity
                                                     analyst and investment
                                                     management associate with
                                                     Dean Witter Intercapital
                                                     from October 1994 to April
                                                     1995.

Small-Cap Growth Portfolio   Ronald Baron            Mr. Baron established Baron
                             Chairman, Chief         Capital in 1982 and he is
                             Executive Officer,      Chairman, Chief Executive
                             Chief Investment        Officer and Chief
                             Officer (Baron)         Investment Officer.

                             James W. Oberweis, CFA  Mr. Oberweis has been a
                             Portfolio Manager       Portfolio Manager and Vice
                             (Oberweis)              President of Oberweis since
                                                     1995.

                             James D. Oberweis       Mr. Oberweis has been a
                             Portfolio Manager       Portfolio Manager and
                             (Oberweis)              President of Oberweis since
                                                     1989. Mr. Oberweis founded
                                                     the Oberweis Emerging
                                                     Growth Portfolio in 1987
                                                     and has over thirty years
                                                     of investment experience.

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

                             NAME, TITLE AND
                             AFFILIATION OF
PORTFOLIO                    PORTFOLIO MANAGER       EXPERIENCE
---------                    -----------------       ----------


Small-Cap Growth Portfolio   Elizabeth B. Dater      Ms. Dater, Managing
(continued)                  Managing Director       Director, is Chief
                             (CSAM)                  Investment Officer for
                                                     post-venture capital,
                                                     distribution management and
                                                     small-capitalization U.S.
                                                     equity Portfolios. Ms.
                                                     Dater has been with CSAM
                                                     since 1999, and with its
                                                     predecessor, Warburg Pincus
                                                     Asset Management, Inc.
                                                     ("Warburg"), since 1978.
                                                     Ms. Dater has served as the
                                                     Director of Research since
                                                     1984.


                             Stephen J. Lurito       Mr. Lurito has been with
                             Managing Director       CSAM since 1999, and with
                             (CSAM)                  its predecessor, Warburg,
                                                     since 1987.

                             Sammy Oh                Mr. Oh, Director, is a
                             Director (CSAM)         Portfolio Manager and
                                                     analyst specializing in
                                                     post-venture capital,
                                                     distribution management and
                                                     small-capitalization U.S.
                                                     equity Portfolios. Mr. Oh
                                                     has been with CSAM since
                                                     1999, and with its
                                                     predecessor, Warburg, since
                                                     1997. Previously, Mr. Oh
                                                     was associate portfolio
                                                     manager of
                                                     small-capitalization U.S.
                                                     equities and Vice President
                                                     of Bessemer Trust, from
                                                     1995 to 1997.

Multi-Cap Growth Portfolio   Elizabeth B. Dater      See above.
                             Managing Director
                             (CSAM)

                             Sammy Oh                See above.
                             Director (CSAM)


                             Scott W. Schoelzel      Mr. Schoelzel joined Janus
                             Executive Vice          Capital as a Portfolio
                             President and           Manager in January 1994. He
                             Portfolio Manager       has managed the Janus
                             (Janus)                 Twenty Fund since August
                                                     1997 as well as both the
                                                     Janus Aspen Capital
                                                     Appreciation Portfolio and
                                                     the Janus Adviser Capital
                                                     Appreciation Fund since
                                                     inception.


                             Donna Calder            Ms. Calder joined
                             (Domestic Equity        SunAmerica as a Portfolio
                             Investment Team)        Manager in February 1998.
                             Portfolio Manager       Ms. Calder served as a
                             (SunAmerica)            General Partner of
                                                     Manhattan Capital Partners,
                                                     L.P. from November 1991
                                                     through August 1995. She
                                                     also has served as a
                                                     Portfolio Manager with
                                                     Oppenheimer Management and
                                                     E.F. Hutton & Company.

Large-Cap Value Portfolio    Christopher C. Davis    Mr. Davis has been a
                             Portfolio Manager       portfolio manager with
                             (Davis)                 Davis since 1994. He joined
                                                     Davis in September 1989 as
                                                     an assistant portfolio
                                                     manager and research
                                                     analyst.

                             Kenneth C. Feinberg     Mr. Feinberg has been a
                             Portfolio Manager       portfolio manager with
                             (Davis)                 Davis since 1997. He joined
                                                     Davis in December 1994 as a
                                                     research analyst.

                             William V. Fries, CFA   Mr. Fries has been a
                             Managing Director and   Managing Director and
                             Portfolio Manager       Portfolio Manager at
                             (Thornburg)             Thornburg since 1995.
                                                     Previously he had been
                                                     affiliated with USAA
                                                     Investment Management
                                                     Company for over 20 years.

                             John R. Ryan            Mr. Ryan has been a
                             Senior Vice President   portfolio manager with
                             and Managing Partner    Wellington Management since
                             (Wellington Management) 1981 and has held the
                                                     position of Senior Vice
                                                     President of Wellington
                                                     Management since 1987. Mr.
                                                     Ryan became a Managing
                                                     Partner on January 1, 1996.


                             Steven T. Irons         Mr. Irons joined Wellington
                             Vice President and      Management in 1993 as a
                             Assistant Portfolio     research analyst on the
                             Manager (Wellington     firm's Value Yield Team.
                             Management)

--------------------------------------------------------------------------------

                             NAME, TITLE AND
                             AFFILIATION OF
PORTFOLIO                    PORTFOLIO MANAGER       EXPERIENCE
---------                    -----------------       ----------

Small-Cap Value Portfolio    Robert H. Perkins       Mr. Perkins has been an
                             President, Lead         investment manager since
                             Investment Manager      1970. Mr. Perkins owns 46%
                             and Director (PWM)      of PWM's outstanding common
                                                     stock and serves as
                                                     President and as a director
                                                     of PWM.

                             Thomas H. Perkins       Mr. Perkins has also served
                             Portfolio Manager       as investment manager of
                             (PWM)                   the Portfolio since January
                                                     1999. He has been an
                                                     investment manager since
                                                     1974 and joined PWM as a
                                                     Portfolio Manager in 1998.

                             Martin J. Whitman       Mr. Whitman has been Chief
                             Chairman, CEO and       Investment Officer of Third
                             Portfolio Manager       Avenue since 1991 and
                             (Third Avenue)          Chairman and CEO since
                                                     1986. Mr. Whitman also has
                                                     been Chairman and CEO of
                                                     Third Avenue Trust (and its
                                                     predecessors) since 1990
                                                     and was President from 1991
                                                     to 1998.

                             Curtis Jensen           Mr. Jensen has been
                             Portfolio Manager       Portfolio Manager of the
                             (Third Avenue)          Third Avenue Small-Cap
                                                     Value Fund since June 2001.
                                                     Prior to that, he had been
                                                     Co-Portfolio Manager since
                                                     1997. Mr. Jensen has been a
                                                     Senior Research Analyst at
                                                     Third Avenue since 1995.

                             Herbert W. Gullquist    Mr. Gullquist has been Vice
                             (Investment Team)       Chairman of Lazard since
                             Chief Investment        May 1997 and Chief
                             Officer (Lazard)        Investment Officer and a
                                                     Managing Director since
                                                     1982.

                             Leonard M. Wilson       Mr. Wilson has been with
                             (Investment Team)       Lazard since 1988. He is a
                             Portfolio Manager and   portfolio manager/analyst
                             Director (Lazard)       and a Director of Lazard.

                             Patrick Mullin          Mr. Mullin has been with
                             (Investment Team)       Lazard since 1998. He is a
                             Portfolio Manager and   portfolio manager/analyst
                             Senior Vice President   and Senior Vice President
                             (Lazard)                of Lazard. Prior to joining
                                                     Lazard, he was with Target
                                                     Capital Management from
                                                     February 1997 to December
                                                     1997, and prior to that he
                                                     was with Dillon, Read &
                                                     Co., Inc.

Multi-Cap Value Portfolio    Scott A. Moore          Mr. Moore has been a member
                             Portfolio Manager       of the team that manages
                             (American Century)      the Portfolio since October
                                                     1996 and Portfolio Manager
                                                     since February 1999. He
                                                     joined American Century in
                                                     August 1993 as an
                                                     Investment Analyst.

                             Christopher C. Davis    See above.
                             Portfolio Manager
                             (Davis)

                             Shelby M.C. Davis       Since 1968, Mr. Davis has
                             Former Co-Manager       been a director of Venture
                             (Davis)                 Advisers, Inc. He is also a
                                                     director and officer of all
                                                     investment companies
                                                     managed by Davis.

                             Jonathan K.L. Simon     Mr. Simon has served as a
                             Managing Director/      portfolio manager of Robert
                             Portfolio Manager       Fleming Inc. and its
                             (J.P. Morgan Fleming)   affiliates since 1980, and
                                                     currently serves as
                                                     managing director of J.P.
                                                     Morgan Fleming.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio's financial statements, are incorporated by reference in the Fund's Statement of Additional Information
(SAI), which is available upon request. No financial highlights information is presented for the Class I shares of Multi-Cap Value Portfolio since it has not commenced operations as of the end of the fiscal year.



LARGE-CAP GROWTH PORTFOLIO


                                   NET                                                                              RATIO OF
                                   GAIN                                                                                NET
                                  (LOSS)                                                                             INVEST-
                NET                 ON               DIVI-                                                 RATIO      MENT
               ASSET     NET     INVEST-    TOTAL    DENDS                                                OF EX-     INCOME
               VALUE,  INVEST-    MENTS      FROM    FROM    DISTRI-             NET              NET     PENSES     (LOSS)
               BEGIN-   MENT      (BOTH    INVEST-    NET    BUTIONS   TOTAL   ASSET            ASSETS      TO         TO     PORT-
                NING   INCOME    REALIZED    MENT   INVEST-   FROM     DIS-    VALUE,   TOTAL   END OF    AVERAGE    AVERAGE  FOLIO
PERIOD           OF    (LOSS)    AND UN-    OPERA-    MENT   CAPITAL  TRIBU-   END OF   RETURN  PERIOD      NET        NET    TURN-
ENDED          PERIOD    (1)    REALIZED)   TIONS    INCOME   GAINS    TIONS   PERIOD    (2)    (000'S)   ASSETS     ASSETS   OVER
------         ------   -----   --------    -----   -------  ------   -----    ------   ------  -------   ------     -------  ----
                                                               CLASS A
                                                               -------
10/15/97-
10/31/97 .... $12.50   $   --   $(0.71)   $(0.71)   $   --   $   --   $   --  $11.79   (5.68)% $23,609   1.78%(3)(4) 0.34%(3)(4)  1%
10/31/98 ....  11.79    (0.11)    2.05      1.94     (0.01)      --    (0.01)  13.72   16.42    14,390   1.78(4)    (0.90)(4)    30
10/31/99 ....  13.72    (0.16)    4.67      4.51        --       --       --   18.23   32.87    28,050   1.78(4)    (0.98)(4)    66
10/31/00 ....  18.23    (0.23)    2.29      2.06        --    (0.55)   (0.55)  19.74   11.38    35,549   1.78       (1.12)       81
10/31/01 ....  19.74    (0.13)   (6.94)    (7.07)       --    (1.78)   (1.78)  10.89  (38.77)   20,709   1.78(4)(5) (0.95)(4)(5) 88

                                                               CLASS B
                                                               -------
10/15/97-
10/31/97 ....  12.50       --    (0.71)    (0.71)       --       --       --   11.79   (5.68)      773   2.43(3)(4) (0.84)(3)(4)  1
10/31/98 ....  11.79    (0.21)    2.04      1.83        --       --       --   13.62   15.54    26,125   2.43(4)    (1.54)(4)    30
10/31/99 ....  13.62    (0.27)    4.63      4.36        --       --       --   17.98   32.01    51,691   2.43(4)    (1.63)(4)    66
10/31/00 ....  17.98    (0.36)    2.26      1.90        --    (0.55)   (0.55)  19.33   10.63    59,531   2.43       (1.77)       81
10/31/01 ....  19.33    (0.22)   (6.76)    (6.98)       --    (1.78)   (1.78)  10.57  (39.16)   34,066   2.43(4)(5) (1.60)(4)(5) 88

                                                              CLASS II
                                                              --------
10/15/97-
10/31/97 ....  12.50       --    (0.72)    (0.72)       --       --       --   11.78   (5.76)      166   2.43(3)(4) (0.42)(3)(4)  1
10/31/98 ....  11.78    (0.20)    2.04      1.84        --       --       --   13.62   15.64     7,317   2.43(4)    (1.54)(4)    30
10/31/99 ....  13.62    (0.27)    4.62      4.35        --       --       --   17.97   31.94    18,659   2.43(4)    (1.63)(4)    66
10/31/00 ....  17.97    (0.36)    2.27      1.91        --    (0.55)   (0.55)  19.33   10.70    32,548   2.43       (1.77)       81
10/31/01 ....  19.33    (0.22)   (6.76)    (6.98)       --    (1.78)   (1.78)  10.57  (39.16)   20,666   2.43(4)(5) (1.61)(4)(5) 88


----------

(1)   Calculated  based upon average shares  outstanding

(2)   Total return is not annualized and does not reflect sales load

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                        10/31/97   10/31/98    10/31/99   10/31/00     10/31/01
                         -------    -------     -------    -------    -------
      A ...............  0.59%       0.72%      0.31%         --        0.04%
      B ...............  1.53%       0.80%      0.30%         --        0.04%
      II ..............  3.29%       1.42%      0.41%         --        0.04%

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable

--------------------------------------------------------------------------------

MID-CAP GROWTH PORTFOLIO


                                NET                                                                           RATIO OF
                                GAIN                                                                             NET
                               (LOSS)                                                                          INVEST-
               NET               ON             DIVI-                                            RATIO          MENT
              ASSET    NET    INVEST-   TOTAL   DENDS                                           OF EX-         INCOME
              VALUE, INVEST-   MENTS     FROM   FROM    DISTRI-           NET            NET    PENSES         (LOSS)
              BEGIN-  MENT     (BOTH   INVEST-   NET    BUTIONS  TOTAL  ASSET          ASSETS     TO             TO           PORT-
               NING  INCOME   REALIZED   MENT  INVEST-   FROM    DIS-   VALUE,  TOTAL  END OF   AVERAGE        AVERAGE        FOLIO
PERIOD          OF   (LOSS)   AND UN-   OPERA-   MENT   CAPITAL TRIBU-  END OF  RETURN PERIOD     NET            NET          TURN-
ENDED         PERIOD   (1)   REALIZED)  TIONS   INCOME   GAINS   TIONS  PERIOD   (2)   (000'S)  ASSETS         ASSETS         OVER
------        ------  -----  --------   -----  -------  ------  -----   ------  ------ -------  ------         -------        ----
                                                               CLASS A
                                                               -------
11/19/96-
10/31/97 ... $12.50  $(0.16) $1.37    $1.21    $--     $   --  $   --   $13.71    9.68% $18,404  1.85%(3)(4)(5) (1.19)%(3)(4)(5) 97%
10/31/98 ...  13.71   (0.18)  1.07     0.89     --         --      --    14.60    6.49   32,115  1.78(4)(5)     (1.19)(4)(5)    135
10/31/99 ...  14.60   (0.21)  4.42     4.21     --      (0.64)  (0.64)   18.17   29.83   38,991  1.76(4)(5)     (1.22)(4)(5)    112
10/31/00 ...  18.17   (0.28)  6.38     6.10     --      (2.17)  (2.17)   22.10   36.16   59,348  1.78(5)        (1.27)(5)       151
10/31/01 ...  22.10   (0.17) (6.92)   (7.09)    --      (4.67)  (4.67)   10.34  (38.50)  33,306  1.78(5)        (1.30)(5)       164

                                                               CLASS B
                                                               -------
11/19/96-
10/31/97 ...  12.50   (0.25)  1.38     1.13     --         --      --    13.63    9.04   35,739  2.47(3)(4)(5) (1.92)(3)(4)(5)   97
10/31/98 ...  13.63   (0.27)  1.06     0.79     --         --      --    14.42    5.80   58,555  2.43(4)(5)    (1.84)(4)(5)     135
10/31/99 ...  14.42   (0.31)  4.34     4.03     --      (0.64)  (0.64)   17.81   28.92   70,477  2.40(4)(5)    (1.87)(4)(5)     112
10/31/00 ...  17.81   (0.41)  6.25     5.84     --      (2.17)  (2.17)   21.48   35.35   98,089  2.43(5)       (1.92)(5)        151
10/31/01 ...  21.48   (0.25) (6.66)   (6.91)    --      (4.67)  (4.67)    9.90  (38.86)  54,267  2.43(5)       (1.95)(5)        164

                                                              CLASS II
                                                              --------
3/06/97-
10/31/97 ...  11.93   (0.18)  1.89     1.71     --         --      --    13.64   14.33    4,685  2.45(3)(4)(5) (1.97)(3)(4)(5)   97
10/31/98 ...  13.64   (0.27)  1.06     0.79     --         --      --    14.43    5.79    9,482  2.43(4)(5)    (1.84)(4)(5)     135
10/31/99 ...  14.43   (0.32)  4.36     4.04     --      (0.64)  (0.64)   17.83   28.97   13,396  2.43(4)(5)    (1.89)(4)(5)     112
10/31/00 ...  17.83   (0.41)  6.25     5.84     --      (2.17)  (2.17)   21.50   35.31   32,659  2.43(5)       (1.92)(5)        151
10/31/01 ...  21.50   (0.25) (6.66)   (6.91)    --      (4.67)  (4.67)    9.92  (38.82)  17,328  2.43(4)(5)    (1.95)(4)(5)     164


----------

(1)   Calculated based upon average shares outstanding

(2)   Total return is not annualized and does not reflect sales load

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                        10/31/97    10/31/98    10/31/99   10/31/00   10/31/01
                         -------    -------     -------    -------    -------
      A ...............    0.34%     0.30%       0.12%        --         --
      B ...............    0.42%     0.33%       0.12%        --         --
      II ..............    0.96%     0.39%       0.24%        --        0.06%

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SMALL-CAP GROWTH PORTFOLIO(1)


                                 NET                                                                           RATIO OF
                                 GAIN                                                                             NET
                                (LOSS)                                                                          INVEST-
                NET               ON             DIVI-                                                RATIO      MENT
               ASSET    NET    INVEST-   TOTAL   DENDS                                               OF EX-     INCOME
               VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET                 NET    PENSES     (LOSS)
               BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET               ASSETS     TO         TO        PORT-
                NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL       END OF   AVERAGE    AVERAGE     FOLIO
PERIOD           OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN      PERIOD     NET        NET       TURN-
ENDED          PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)        (000'S)  ASSETS     ASSETS      OVER
------         ------  -----  --------   -----  ------- ------  ------  ------  ------      -------  ------     -------     ----
                                                               CLASS A
                                                               -------
01/06/98-
10/31/98 .....$10.00  $(0.08) $(1.04)  $(1.12)  $  --  $   --  $   --   $ 8.88  (11.20)%(3) $  146  1.70%(2)(4) (1.00)%(2)    52%(3)
10/31/99(5) ..  8.88   (0.15)   4.08     3.93      --      --      --    12.81   44.26         224  1.70(4)     (1.43)(4)    129
10/31/00(5) .. 12.81   (0.12)   5.66     5.54      --   (1.08)  (1.08)   17.27   43.62       6,795  1.35(4)     (0.66)(4)    222
10/31/01(5) .. 17.27   (0.14)  (5.65)   (5.79)     --   (0.01)     --    11.47  (33.56)      4,512  1.47(4)     (1.04)(4)     91

                                                               CLASS B
                                                               -------
01/06/98-
10/31/98 ..... 10.00   (0.12)  (1.05)   (1.17)     --      --      --     8.83  (11.70)(3)    263  2.35(2)(4)   (1.76)(2)(4)  52(3)
10/31/99(5) ..  8.83   (0.21)   3.95     3.74      --      --      --    12.57   42.36        660  2.35(4)      (2.04)(4)    129
10/31/00(5) .. 12.57   (0.24)   5.55     5.31      --   (1.08)  (1.08)   16.80   42.62     14,554  2.00(4)      (1.31)(4)    222
10/31/01(5) .. 16.80   (0.22)  (5.46)   (5.68)     --   (0.01)     --    11.11  (32.84)    11,158  2.11(4)      (1.69)(4)     91

                                                             CLASS II(6)
                                                             -----------
01/06/98-
10/31/98 ..... 10.00   (0.12)  (1.04)   (1.16)     --      --      --     8.84  (11.60)(3)    238  2.35(2)(4)   (1.67)(2)(4)  52(3)
10/31/99(5) ..  8.84   (0.21)   3.94     3.73      --      --      --    12.57   42.19        440  2.35(4)      (2.03)(4)    129
10/31/00(5) .. 12.57   (0.29)   5.59     5.30      --   (1.08)  (1.08)   16.79   42.54      3,337  2.21(4)      (1.56)(4)    222
10/31/01(5) .. 16.79   (0.22)  (5.45)   (5.67)     --   (0.01)     --    11.11  (33.80)     2,119  2.11(4)      (1.67)(4)     91

                                                               CLASS I
                                                               -------
7/10/00-
10/31/00(5) .. 19.82   (0.07)  (1.42)   (1.49)     --   (1.00)  (1.00)   17.33   (7.34)(3) 14,154  1.11(2)(4)   (0.37)(2)(4) 222(3)
10/31/01(5) .. 17.33   (0.13)  (5.64)   (5.77)     --   (0.01)     --    11.55  (33.33)(3) 11,581  1.37(4)      (0.94)(4)     91

----------

(1) The financial information shown reflects the financial information for the Small-Cap Growth Fund of North American Funds, which was reorganized into Small-Cap Portfolio on November 16, 2001


(2)   Annualized

(3)   Non-annualized

(4) Net of the following expense reimbursements (based on average net assets)(annualized)


                                  10/31/98    10/31/99     10/31/00     10/31/01
                                   -------     -------      -------      -------
      A ........................  13.78%        5.26%       0.75%          1.34%
      B ........................  14.13%        5.23%       0.75%          1.35%
      I ........................     --           --        0.58%          1.34%
      II .......................  13.43%        5.25%       0.96%          1.34%


(5) Net investment income per share has been calculated using the average month-end share method


(6) Class C was renamed Class II upon reorganization on approximately November 16, 2001.

--------------------------------------------------------------------------------

MULTI-CAP GROWTH PORTFOLIO


                               NET                                                                            RATIO OF
                               GAIN                                                                              NET
                              (LOSS)                                                                           INVEST-
              NET               ON             DIVI-                                             RATIO          MENT
             ASSET    NET    INVEST-   TOTAL   DENDS                                            OF EX-         INCOME
             VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET             NET     PENSES         (LOSS)
             BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET           ASSETS      TO             TO            PORT-
              NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL   END OF    AVERAGE        AVERAGE         FOLIO
PERIOD         OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN  PERIOD      NET            NET           TURN-
ENDED        PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)    (000'S)   ASSETS         ASSETS          OVER
------       ------  -----  --------   -----  ------- ------  ------  ------  ------  -------   ------         -------         ----
                                                               CLASS A
                                                               -------
11/19/96-
10/31/97 ...$12.50  $(0.11) $ 3.51    $3.40   $  --  $   --  $   --   $15.90   27.20% $ 38,537  1.84%(3)(4)(5) (0.77)%(3)(4)(5) 150%
10/31/98 ... 15.90   (0.16)   0.87     0.71      --   (0.11)  (0.11)   16.50    4.55    55,925  1.78(4)(5)     (0.95)(4)(5)     142
10/31/99 ... 16.50   (0.23)   9.86     9.63      --      --      --    26.13   58.36   100,468  1.76(4)(5)     (1.00)(4)(5)     126
10/31/00 ... 26.13   (0.35)   8.65     8.30      --   (3.24)  (3.24)   31.19   32.77   162,801  1.78(5)        (1.07)(5)        134
10/31/01 ... 31.19   (0.15) (11.07)  (11.22)     --   (5.04)  (5.04)   14.93  (41.40)   77,975  1.78(4)(5)     (0.77)(4)(5)     176

                                                               CLASS B
                                                               -------
11/19/96-
10/31/97 ... 12.50   (0.24)   3.54     3.30      --      --      --    15.80   26.40    48,594  2.47(3)(4)(5)  (1.58)(3)(4)(5)  150
10/31/98 ... 15.80   (0.27)   0.87     0.60      --   (0.11)  (0.11)   16.29    3.87    74,998  2.43(4)(5)     (1.60)(4)(5)     142
10/31/99 ... 16.29   (0.37)   9.69     9.32      --      --      --    25.61   57.21   140,508  2.39(4)(5)     (1.64)(4)(5)     126
10/31/00 ... 25.61   (0.56)   8.50     7.94      --   (3.24)  (3.24)   30.31   31.95   217,963  2.43(5)        (1.72)(5)        134
10/31/01 ... 30.31   (0.27) (10.67)  (10.94)     --   (5.04)  (5.04)   14.33  (41.73)  114,228  2.43(5)        (1.43)(5)        176

                                                              CLASS II
                                                              --------
3/06/97-
10/31/97 ... 13.38   (0.17)   2.59     2.42      --      --      --    15.80   18.09     5,939  2.45(3)(4)(5)  (1.68)(3)(4)(5)  150
10/31/98 ... 15.80   (0.27)   0.88     0.61      --   (0.11)  (0.11)   16.30    3.94    10,568  2.43(4)(5)     (1.60)(4)(5)     142
10/31/99 ... 16.30   (0.37)   9.67     9.30      --      --      --    25.60   57.06    25,331  2.41(4)(5)     (1.65)(4)(5)     126
10/31/00 ... 25.60   (0.56)   8.51     7.95      --   (3.24)  (3.24)   30.31   32.01    71,127  2.43(5)        (1.70)(5)        134
10/31/01 ... 30.31   (0.27) (10.68)  (10.95)     --   (5.04)  (5.04)   14.32  (41.77)   34,567  2.43(4)(5)     (1.43)(4)(5)     176

                                                               CLASS Z
                                                               -------
4/3/98-
10/31/98 ... 18.30   (0.03)  (1.70)   (1.73)     --      --      --    16.57   (9.45)      346  1.21(3)(4)(5)  (0.36)(3)(4)(5)  142
10/31/99 ... 16.57   (0.10)   9.91     9.81      --      --      --    26.38   59.20       624  1.21(4)(5)     (0.45)(4)(5)     126
10/31/00 ... 26.38   (0.16)   8.73     8.57      --   (3.24)  (3.24)   31.71   33.55     3,239  1.21(4)(5)     (0.46)(4)(5)     134
10/31/01 ... 31.71   (0.04) (11.29)  (11.33)     --   (5.04)  (5.04)   15.34  (41.01)    1,733  1.21(4)(5)     (0.20)(4)(5)     176


----------

(1)   Calculated based upon average shares outstanding

(2)   Total return is not annualized and does not reflect sales load

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                       10/31/97    10/31/98    10/31/99    10/31/00    10/31/01
                        -------     -------     -------     -------     -------
      A ............... 0.26%        0.27%      0.08%          --          0.01%
      B ............... 0.32%        0.28%      0.06%          --            --
      II .............. 0.73%        0.44%      0.10%          --          0.02%
      Z ...............   --         7.62%      4.71%        1.23%         1.27%

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

LARGE-CAP VALUE PORTFOLIO


                                 NET                                                                           RATIO OF
                                 GAIN                                                                             NET
                                (LOSS)                                                                          INVEST-
                NET               ON             DIVI-                                             RATIO         MENT
               ASSET    NET    INVEST-   TOTAL   DENDS                                            OF EX-        INCOME
               VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET              NET    PENSES        (LOSS)
               BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET            ASSETS     TO            TO           PORT-
                NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL    END OF   AVERAGE       AVERAGE        FOLIO
PERIOD           OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN   PERIOD     NET           NET          TURN-
ENDED          PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)     (000'S)  ASSETS        ASSETS         OVER
------         ------  -----  --------   -----  ------- ------  ------  ------  ------   -------  ------        -------        ----
                                                              CLASS A
                                                              -------
10/15/97-
10/31/97 .... $12.50  $ 0.01  $(0.65)  $(0.64)  $  --  $  --   $  --    $11.86   (5.12)% $23,240  1.78%(3)(4)(6) 1.07%(3)(4)(6)  --%
10/31/98 ....  11.86    0.03    0.71     0.74   (0.01)    --   (0.01)    12.59    6.22    12,921  1.78(4)(6)     0.22(4)(6)      37
10/31/99 ....  12.59    0.05    1.49     1.54      --  (0.08)  (0.08)    14.05   12.28    15,996  1.78(4)(6)     0.34(4)(6)      42
10/31/00 ....  14.05    0.11    1.86     1.97      --  (0.32)  (0.32)    15.70   14.36    19,500  1.78(4)(5)     0.76(4)(5)      96
10/31/01 ....  15.70   (0.03)  (1.92)   (1.95)  (0.12) (0.57)  (0.69)    13.06  (12.91)   23,418  1.78(4)(6)    (0.21)(4)(6)     63

                                                              CLASS B
                                                              -------
10/15/97-
10/31/97 ....  12.50      --   (0.64)   (0.64)     --     --      --     11.86   (5.12)    1,325  2.43(3)(4)(6)  0.22(3)(4)(6)   --
10/31/98 ....  11.86   (0.04)   0.69     0.65      --     --      --     12.51    5.52    28,149  2.43(4)(6)    (0.34)(4)(6)     37
10/31/99 ....  12.51   (0.05)   1.49     1.44      --  (0.08)  (0.08)    13.87   11.55    31,422  2.43(4)(6)    (0.33)(4)(6)     42
10/31/00 ....  13.87    0.02    1.81     1.83      --  (0.32)  (0.32)    15.38   13.52    34,140  2.43(4)(5)     0.13(4)(5)      96
10/31/01 ....  15.38   (0.12)  (1.87)   (1.99)  (0.01) (0.57)  (0.58)    12.81  (13.42)   36,816  2.43(4)(6)    (0.86)(4)(6)     63

                                                              CLASS II
                                                              --------
10/15/97-
10/31/97 ....  12.50      --   (0.64)   (0.64)     --     --      --     11.86   (5.12)      172  2.43(3)(4)(6)  0.53(3)(4)(6)   --
10/31/98 ....  11.86   (0.04)   0.69     0.65      --     --      --     12.51    5.52     5,823  2.43(4)(6)    (0.31)(4)(6)     37
10/31/99 ....  12.51   (0.04)   1.48     1.44      --  (0.08)  (0.08)    13.87   11.55    10,664  2.43(4)(6)    (0.28)(4)(6)     42
10/31/00 ....  13.87    0.02    1.82     1.84      --  (0.32)  (0.32)    15.39   13.59    19,717  2.43(4)(5)     0.12(4)(5)      96
10/31/01 ....  15.39   (0.13)  (1.86)   (1.99)  (0.01) (0.57)  (0.58)    12.82  (13.41)   24,958  2.43(4)(6)    (0.86)(4)(6)     63

                                                              CLASS Z
                                                              -------
4/16/98-
10/31/98 ....  13.86    0.06   (1.27)   (1.21)  (0.01)    --   (0.01)    12.64   (8.72)      207  1.21(3)(4)(6)  0.97(3)(4)(6)   37
10/31/99 ....  12.64    0.13    1.49     1.62      --  (0.08)  (0.08)    14.18   12.87       241  1.21(4)(6)     0.89(4)(6)      42
10/31/00 ....  14.18    0.22    1.86     2.08      --  (0.32)  (0.32)    15.94   15.02       897  1.21(4)(5)(6)  1.40(4)(5)(6)   96
10/31/01 ....  15.94    0.05   (1.94)   (1.89)  (0.24) (0.57)  (0.81)    13.24  (12.43)    1,046  1.21(4)(6)     0.37(4)(6)      63


----------

(1)   Calculated based upon average shares outstanding

(2)   Total return is not annualized and does not reflect sales load

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                          10/31/97   10/31/98    10/31/99   10/31/00    10/31/01
                           -------    -------     -------    -------     -------
      A ..................  0.58%      0.67%      0.17%       0.20%       0.09%
      B ..................  1.16%      0.61%      0.16%       0.17%       0.04%
      II .................  3.22%      1.14%      0.22%       0.25%       0.09%
      Z ..................    --      11.77%     11.86%       4.73%       2.76%

(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable

(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable

--------------------------------------------------------------------------------

SMALL-CAP VALUE PORTFOLIO


                                 NET                                                                           RATIO OF
                                 GAIN                                                                             NET
                                (LOSS)                                                                          INVEST-
                NET               ON             DIVI-                                             RATIO          MENT
               ASSET    NET    INVEST-   TOTAL   DENDS                                            OF EX-         INCOME
               VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET              NET    PENSES         (LOSS)
               BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET            ASSETS     TO             TO          PORT-
                NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL    END OF   AVERAGE        AVERAGE       FOLIO
PERIOD           OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN   PERIOD     NET            NET         TURN-
ENDED          PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)     (000'S)  ASSETS         ASSETS        OVER
------         ------  -----  --------   -----  ------- ------  ------  ------  ------   -------  ------         -------       ----
                                                              CLASS A
                                                              -------
10/15/97-
10/31/97 .... $12.50  $ 0.01  $(0.37)  $(0.36)  $  --    --    $  --    $12.14   (2.88)% $21,346  1.78%(3)(4)(5) 2.57%(3)(4)(5)  --%
10/31/98 ....  12.14    0.05   (1.36)   (1.31)  (0.01)   --    (0.01)    10.82  (10.79)   15,051  1.78(4)(5)     0.42(4)(5)      50
10/31/99 ....  10.82    0.05    0.83     0.88      --    --       --     11.70    8.13    15,473  1.78(4)(5)     0.39(4)(5)     102
10/31/00 ....  11.70    0.07    2.15     2.22      --    --       --     13.92   18.97    17,188  1.78(4)(5)     0.52(4)(5)      67
10/31/01 ....  13.92   (0.03)   1.66     1.63      --    --       --     15.55   11.71    29,772  1.78(4)(5)    (0.19)(4)(5)     66

                                                              CLASS B
                                                              -------
10/15/97-
10/31/97 ....  12.50    0.01   (0.38)   (0.37)     --    --       --     12.13   (2.96)    3,112  2.43(3)(4)(5)  1.75(3)(4)(5)   --
10/31/98 ....  12.13   (0.05)  (1.33)   (1.38)  (0.01)   --    (0.01)    10.74  (11.40)   25,954  2.43(4)(5)    (0.44)(4)(5)     50
10/31/99 ....  10.74   (0.03)   0.83     0.80      --    --       --     11.54    7.45    22,601  2.43(4)(5)    (0.26)(4)(5)    102
10/31/00 ....  11.54   (0.02)   2.13     2.11      --    --       --     13.65   18.28    22,593  2.43(4)(5)    (0.12)(4)(5)     67
10/31/01 ....  13.65   (0.13)   1.63     1.50      --    --       --     15.15   10.99    37,205  2.43(4)(5)    (0.83)(4)(5)     66

                                                              CLASS II
                                                              --------
10/15/97-
10/31/97 ....  12.50    0.01   (0.37)   (0.36)     --    --       --     12.14   (2.88)      525  2.43(3)(5)     1.75(3)(4)(5)   --
10/31/98 ....  12.14   (0.06)  (1.33)   (1.39)  (0.01)   --    (0.01)    10.74  (11.47)    5,968  2.43(4)(5)    (0.48)(4)(5)     50
10/31/99 ....  10.74   (0.03)   0.84     0.81      --    --       --     11.55    7.54     7,230  2.43(4)(5)    (0.26)(4)(5)    102
10/31/00 ....  11.55   (0.02)   2.13     2.11      --    --       --     13.66   18.27    12,195  2.43(4)(5)    (0.16)(4)(5)     67
10/31/01 ....  13.66   (0.13)   1.63     1.50      --    --       --     15.16   10.98    25,676  2.43(4)(5)    (0.84)(4)(5)     66

                                                              CLASS Z
                                                              -------
4/30/98-
10/31/98 ....  13.63    0.04   (2.80)   (2.76)  (0.02)   --    (0.02)    10.85  (20.30)      142  1.21(3)(4)(5)  0.70(3)(4)(5)   50
10/31/99 ....  10.85    0.11    0.83     0.94      --    --       --     11.79    8.66        78  1.21(4)(5)     0.96(4)(5)     102
10/31/00 ....  11.79    0.14    2.18     2.32      --    --       --     14.11   19.68       406  1.21(4)(5)     1.00(4)(5)      67
10/31/01 ....  14.11    0.05    1.70     1.75      --    --       --     15.86   12.40     1,626  1.21(4)(5)     0.33(4)(5)      66


----------

(1)   Calculated based upon average shares outstanding

(2)   Total return is not annualized and does not reflect sales load

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                         10/31/97   10/31/98    10/31/99   10/31/00     10/31/01
                          -------    -------     -------    -------      -------
      A ................. 0.57%       0.66%      0.29%       0.25%       0.11%
      B ................. 0.74%       0.62%      0.31%       0.25%       0.07%
      II ................ 1.42%       1.05%      0.36%       0.31%       0.15%
      Z .................   --       20.37%     20.90%       9.85%       2.94%

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MULTI-CAP VALUE PORTFOLIO


                                 NET                                                                            RATIO OF
                                 GAIN                                                                              NET
                                (LOSS)                                                                           INVEST-
                NET               ON             DIVI-                                            RATIO           MENT
               ASSET    NET    INVEST-   TOTAL   DENDS                                           OF EX-          INCOME
               VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET             NET    PENSES          (LOSS)
               BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET           ASSETS     TO              TO          PORT-
                NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL   END OF   AVERAGE         AVERAGE       FOLIO
PERIOD           OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN  PERIOD     NET             NET         TURN-
ENDED          PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)    (000'S)  ASSETS          ASSETS        OVER
------         ------  -----  --------   -----  ------- ------  ------  ------  ------  -------  ------          -------       ----
                                                              CLASS A
                                                              -------
11/16/96-
10/31/97 .... $12.50  $  --   $ 3.59   $ 3.59   $ --   $  --   $   --   $16.09  28.72%  $ 48,377  1.84%(3)(4)(5)   --%(3)(4)(5)  48%
10/31/98 ....  16.09     --    (0.51)   (0.51)    --   (0.59)   (0.59)   14.99  (3.32)    71,116  1.78(4)(5)    (0.01)(4)(5)     69
10/31/99 ....  14.99   0.07     1.76     1.83     --      --       --    16.82  12.21     58,581  1.77(4)(5)     0.43(4)(5)     118
10/31/00 ....  16.82   0.04     1.68     1.72     --   (0.77)   (0.77)   17.77  10.73     52,062  1.78(4)(5)     0.25(4)(5)      95
10/31/01 ....  17.77   0.11    (0.83)   (0.72)    --   (1.95)   (1.95)   15.10  (4.42)    51,150  1.78(4)(5)     0.68(4)(5)     146

                                                              CLASS B
                                                              -------
11/16/96-
10/31/97 ....  12.50  (0.11)    3.61     3.50     --      --       --    16.00  28.00     77,534  2.46(3)(4)(5) (0.74)(3)(4)     48
10/31/98 ....  16.00  (0.10)   (0.50)   (0.60)    --   (0.59)   (0.59)   14.81  (3.92)   111,030  2.43(4)(5)    (0.66)(4)(5)     69
10/31/99 ....  14.81  (0.03)    1.73     1.70     --      --       --    16.51  11.48     95,112  2.40(4)(5)    (0.19)(4)(5)    118
10/31/00 ....  16.51   0.06     1.51     1.57     --   (0.77)   (0.77)   17.31  10.00     79,261  2.43(4)(5)     0.39(4)(5)      95
10/31/01 ....  17.31     --    (0.80)   (0.80)    --   (1.95)   (1.95)   14.56  (5.06)    77,667  2.43(4)(5)     0.03(4)(5)     146

                                                              CLASS II
                                                              --------
03/06/97-
10/31/97 ....  13.56  (0.08)    2.52     2.44     --      --       --    16.00  17.99      9,384  2.45(3)(4)(5) (0.78)(3)(4)(5)  48
10/31/98 ....  16.00  (0.11)   (0.49)   (0.60)    --   (0.59)   (0.59)   14.81  (3.92)    15,260  2.43(4)(5)    (0.66)(4)(5)     69
10/31/99 ....  14.81  (0.03)    1.73     1.70     --      --       --    16.51  11.48     12,976  2.42(4)(5)    (0.21)(4)(5)    118
10/31/00 ....  16.51   0.07     1.49     1.56     --   (0.77)   (0.77)   17.30   9.93     14,652  2.43(4)(5)     0.40(4)(5)      95
10/31/01 ....  17.30     --    (0.79)   (0.79)    --   (1.95)   (1.95)   14.56  (5.01)    17,805  2.43(4)(5)     0.02(4)(5)     146

                                                              CLASS Z
                                                              -------
4/03/98-
10/31/98 ....  17.62   0.05    (2.63)   (2.58)    --      --       --    15.04 (14.64)       101  1.21(3)(4)(5)  0.62(3)(4)(5)   69
10/31/99 ....  15.04   0.17     1.76     1.93     --      --       --    16.97  12.83         74  1.21(4)(5)     0.98(4)(5)     118
10/31/00 ....  16.97   0.13     1.69     1.82     --   (0.77)   (0.77)   18.02  11.25        353  1.21(4)(5)     0.72(4)(5)      95
10/31/01 ....  18.02   0.21    (0.85)   (0.64)    --   (1.95)   (1.95)   15.43  (3.86)       487  1.21(4)(5)     1.26(4)(5)     146


----------

(1)   Calculated based upon average shares outstanding

(2)   Total return is not annualized and does not reflect sales load

(3)   Annualized

(4) Net of the following expense reimbursements (based on average net assets):


                              10/31/97  10/31/98   10/31/99  10/31/00  10/31/01
                               -------   -------    -------   -------   -------
      A .....................  0.28%      0.17%     0.04%      0.09%       --
      B .....................  0.34%      0.19%     0.02%      0.07%       --
      II ....................  0.63%      0.21%     0.13%      0.11%     0.05%
      Z .....................    --      28.83%    23.27%     10.14%     6.55%

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

      ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last applicable period.

      STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


You may obtain copies of these documents or ask questions about the Portfolios by contacting:

            SunAmerica Fund Services, Inc.
            Mutual Fund Operations
            The SunAmerica Center
            733 Third Avenue, 3rd Floor
            New York, New York 10017-3204
            1-800-858-8850, extension 5125
            www.sunamericafunds.com

or

by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-07797


                                              [LOGO] AIG SUNAMERICA MUTUAL FUNDS

Distributed by:
SunAmerica Capital Services, Inc.
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
800-858-8850 ext. 5125

For more complete information on any of the mutual funds distributed by SunAmerica Capital Services, including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850, ext. 5125. Read it carefully before you invest. The funds daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be higher or lower than your original cost. Mutual fund shares are distributed by SunAmerica Capital Services, Inc.

www.sunamericafunds.com

SSSPR-1/02

                                              [LOGO] AIG SUNAMERICA MUTUAL FUNDS

                                 SunAmerica


                                     Focused
                                  Portfolios
                             PROSPECTUS 2002



                               [GRAPHIC OMITTED]


                                                                      [AIG LOGO]

--------------------------------------------------------------------------------
  January 30, 2002                                                  PROSPECTUS
--------------------------------------------------------------------------------

SUNAMERICA STYLE SELECT SERIES

           FOCUSED GROWTH PORTFOLIO
           FOCUSED VALUE PORTFOLIO
           FOCUSED GROWTH AND INCOME PORTFOLIO
           FOCUSED INTERNATIONAL PORTFOLIO
           FOCUSED TECHNET PORTFOLIO



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                                                      [AIG LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND HIGHLIGHTS ............................................................   2
SHAREHOLDER ACCOUNT INFORMATION ............................................  13
MORE INFORMATION ABOUT THE PORTFOLIOS ......................................  22
  INVESTMENT STRATEGIES ....................................................  22
  GLOSSARY .................................................................  24
    INVESTMENT TECHNOLOGY ..................................................  24
    RISK TERMINOLOGY .......................................................  25
FUND MANAGEMENT ............................................................  26
INFORMATION ABOUT ADVISERS .................................................  27
FINANCIAL HIGHLIGHTS .......................................................  32


                                                                      [AIG LOGO]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND HIGHLIGHTS
--------------------------------------------------------------------------------

                                       Q&A

The following questions and answers are designed to give you an overview of SunAmerica Style Select Series, Inc. (the "Fund"), and to provide you with information about the Fund's separate Portfolios and their investment goals, principal investment strategies, and principal investment techniques. Each goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Portfolios," on pages 22-23, and the glossary that follows on pages 24-25.

Q:   WHAT  ARE  THE  PORTFOLIOS'  INVESTMENT  GOALS,  PRINCIPAL  STRATEGIES  AND
     TECHNIQUES?

A:

                              PRINCIPAL                        PRINCIPAL
                INVESTMENT   INVESTMENT                       INVESTMENT
   FUND            GOAL       STRATEGY                        TECHNIQUES
   ----          ---------    ---------                        ---------
FOCUSED GROWTH   long-term   growth and     active trading of equity securities
PORTFOLIO*       growth of   focus          selected on the basis of growth
                 capital                    criteria, without regard to market
                                            capitalization

FOCUSED VALUE    long-term   value and      active trading of equity securities
PORTFOLIO        growth of   focus          selected on the basis of value
                 capital                    criteria, without regard to market
                                            capitalization

FOCUSED          long-term   growth, value  active trading of equity securities
GROWTH AND       growth of   and focus      selected to achieve a blend of
INCOME           capital                    growth companies, value companies
PORTFOLIO        and current                and companies that the Advisers
                 income                     believe have elements of growth and
                                            value, issued by large-cap
                                            companies, including those that
                                            offer the potential for a reasonable
                                            level of current income. Each
                                            Adviser may emphasize either a
                                            growth orientation or a value
                                            orientation at any particular time.

FOCUSED          long-term   international  active trading of equity securities
INTERNATIONAL    growth of   and focus      and other securities with equity
PORTFOLIO        capital                    characteristics of non-U.S. issuers
                                            located in countries throughout the
                                            world and selected without regard to
                                            market capitalization at the time of
                                            purchase. Under normal market
                                            conditions at least 65% of the
                                            Portfolios Assets will be invested
                                            in securities of non- U.S. issuers.

FOCUSED          long-term   growth and     active trading of equity securities
TECHNET          growth of   focus          of companies that demonstrate the
PORTFOLIO        capital                    potential for long-term growth of
                                            capital and that the Advisers
                                            believe will benefit significantly
                                            from technological advances or
                                            improvements, without regard to
                                            market capitalization

* Previously named the Focus Portfolio.

--------------------------------------------------------------------------------
When deemed appropriate by an Adviser, a Portfolio may engage in active trading when it frequently trades its portfolio securities to achieve its investment goal.

A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each Adviser of the Portfolios will invest in up to ten securities, and each Portfolio will hold up to a total of 30 securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio.

The "GROWTH" ORIENTED philosophy to which the Focused Growth and Focused TechNet Portfolios subscribe, and to which the Focused Growth and Income and Focused International Portfolios partly subscribe-that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The "VALUE" ORIENTED philosophy to which the Focused Value Portfolio subscribes, and to which the Focused Growth and Income and Focused International Portfolios partly subscribe-that of investing in securities believed to be undervalued in the market-reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.


The strategy of "INTERNATIONAL" INVESTING that the Focused International Portfolio follows, involves investing in at least three countries outside of the United States, and may incorporate, in any combination, elements of value investing, growth investing, and country allocation.


"COUNTRY ALLOCATION" is an investment strategy by which an Adviser purchases securities based on research involving investment opportunities in particular countries or regions, as opposed to opportunities in particular industries or types of stocks. This research may include, but is not limited to, data and forecasts about general regional economic strength, political and economic stability, and valuation of currency.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT HOW THE PORTFOLIOS ARE ADVISED

Each Portfolio provides investors with access to three different professional Advisers, each with a distinct methodology within a particular investment style. Each Adviser manages a separate portion of a Portfolio.

ADDITIONAL   INFORMATION  ABOUT  THE  FOCUSED  TECHNET   PORTFOLIO'S   PRINCIPAL
INVESTMENT TECHNIQUES

The Portfolio will invest in up to thirty companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Technology companies include companies in many industries that rely extensively on technology in their product development or operations, are expected to benefit from technological advances and improvements, or may be experiencing growth in sales and earnings driven by technology related research, products or services. The broad industry categories in which technology companies may be found include computer software and hardware, network and capital broadcasting, internet and internet-related businesses, the development, production, sale, and distribution of goods or services used in the broadcast and media industries, communications services or equipment, the design, manufacture, or sale of electric components, defense and data storage and retrieval, healthcare and biotechnology. The relative size of the Portfolio's investment within these industries will vary from time to time, and at times, one of these industries may not be represented in the Portfolio's holdings. Under normal market conditions, all of the Portfolio's holdings will be in technology companies. Among these, the Portfolio will significantly invest in internet and internet-related businesses. These companies include e-commerce enterprises as well as those that develop services and products for the internet. The Advisers may rotate the Portfolio's holdings out of internet or internet-related companies for temporary defensive purposes or if market conditions warrant.

MARKET CAPITALIZATION RANGES


Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Portfolios' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.4 billion or less for the Small-Cap category; between $1.4 billion and $8.7 billion for the Mid-Cap category; and $8.7 billion or more for the Large-Cap category.


Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on pages 22-23 describes various additional risks.

     RISKS OF INVESTING IN EQUITY SECURITIES--ALL FUNDS

     All of the Portfolios invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

     RISKS OF NON-DIVERSIFICATION--ALL FUNDS

     Each Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

     ADDITIONAL PRINCIPAL RISKS--ALL FUNDS

     Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

     ADDITIONAL RISKS SPECIFIC TO THE FOCUSED TECHNET PORTFOLIO AND FOCUSED INTERNATIONAL PORTFOLIO

     Stocks of small-cap companies, and to a lesser extent, mid-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.

     ADDITIONAL RISK SPECIFIC TO FOCUSED TECHNET PORTFOLIO

     Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Portfolio's returns may be considerably more volatile than a fund that does not have significant investments in technology companies.

     ADDITIONAL RISKS SPECIFIC TO THE FOCUSED INTERNATIONAL PORTFOLIO

     While investing internationally may reduce your risk by increasing the diversification of your overall portfolio, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:   HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?


A: The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. Performance information for Class I of the Focused Value Portfolio and for the Focused International Portfolio is not shown because they have not been in existence for a full calendar year.


FOCUSED GROWTH PORTFOLIO (CLASS B)

        [The table below represents a bar chart in the printed report.]

                       57.63%       -19.61%         -14.86%

                       '99            '00             '01


During the 3-year period shown in the bar chart, the highest return for a quarter ended was 31.61% (quarter ended December 31, 1999) and the lowest return for a quarter was -16.71% (quarter ended December 31, 2000).

                                                Class A, Class B
Average Annual Total Returns                      and Class II     Class Z
(as of the calendar year               Past One       Since         Since
ended December 31, 2001)                 Year       Inception     Inception*****
Focused Growth Portfolio*    Class A    -19.20%        6.79%         N/A
                             Class B    -19.12%        7.15%         N/A
                            Class II    -16.57%        7.54%         N/A
                             Class Z    -14.08%         N/A           -2.87%
Russell 1000 Growth**                   -20.42%       -1.54%         -10.31%
S&P 500 Index***                        -11.88%        1.66%          -4.68%
Morningstar Large-Cap
  Growth Category****                   -23.63%        0.57%          -7.42%


   * Includes sales charges.


  ** The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher reinvested growth value.

 *** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

**** Developed by Morningstar, the Morningstar Large-Cap Growth Category currently reflects a group of 998 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

***** Class A, B and II shares commenced offering on June 8, 1998. Class Z shares commenced offering on July 7, 1999.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FOCUSED VALUE PORTFOLIO  (CLASS B)


        [The table below represents a bar chart in the printed report.]


                              30.47%          9.35%

                               '00            '01

During the 2-year period shown in the bar chart, the highest return for a quarter was 12.94% (quarter ended December 31, 2001) and the lowest return for a quarter was -10.64% (quarter ended September 30, 2001).

Average Annual Total Returns
(as of the calendar year                       Past One            Since
ended December 31, 2001)                         Year             Inception****
Focused Value Portfolio*           Class A        3.68%            18.06%
                                   Class B        4.35%            19.47%
                                  Class II        7.18%            19.99%
Russell 1000 Value Index**                       -5.59%             0.33%
Morningstar Large-Cap
  Value Category***                              -5.37%             1.53%


   * Includes sales charges.

  ** The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


 ***  Developed  by  Morningstar,   the  Morningstar  Large-Cap  Value  Category
      currently reflects a group of 814 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


**** Class A, B and II shares commenced offering on November 1, 1999. Class I shares commenced offering on approximately November 16, 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.


FOCUSED GROWTH AND INCOME PORTFOLIO  (CLASS B)

        [The table below represents a bar chart in the printed report.]

               12.38%         57.18%       -16.71%         -20.15%

               '98            '99            '00             '01

During the 4-year period shown in the bar chart, the highest return for a quarter was 45.62% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.62% (quarter ended December 31, 2001).

                                                  Class A, Class B
Average Annual Total Returns                        and Class II
(as of the calendar year                 Past One      Since       Class Z Since
ended December 31, 2001)                   Year      Inception     Inception****
Focused Growth and
  Income Portfolio*             Class A   -24.23%       3.39%          N/A
                                Class B   -24.15%       3.73%          N/A
                               Class II   -21.69%       3.90%          N/A
                                Class Z   -19.12%        N/A          -24.23%
S&P 500 Index**                           -11.88%       7.02%         -16.01%
Morningstar Large-Cap
  Blend Category***                       -11.68%       5.37%         -16.86%


   * Includes sales charges.

  ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


 *** Developed by Morningstar, the Morningstar Large-Cap Blend Category currently reflects a group of 1,231 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


**** Class A, B and C shares commenced offering on October 15, 1997. On December 1, 1998, the Class C shares were redesignated Class II shares. Class Z shares commenced offering on October 6, 2000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOCUSED TECHNET PORTFOLIO (CLASS B)

        [The table below represents a bar chart in the printed report.]

                                    -55.88%

                                      '01

During the 1-year period shown in the bar chart, the highest return for a quarter ended was 42.77% (quarter ended December 31, 2001) and the lowest return for a quarter was -47.28% (quarter ended September 30, 2001).

                                                  Class A, Class B
Average Annual Total Returns                        and Class II    Class Z
(as of the calendar year                Past One        Since        Since
ended December 31, 2001)                  Year        Inception    Inception****
Focused TechNet Portfolio*    Class A   -58.38%        -46.30%        N/A
                              Class B   -58.09%        -45.90%        N/A
                             Class II   -56.92%        -44.94%        N/A
                              Class Z   -55.42%        N/A          -63.60%
NASDAQ 100 Index**                      -32.65%        -40.75%      -46.65%
Morningstar Technology
  Category***                           -38.21%        -41.98%      -50.16%

    * Includes sales charges.

   ** The NASDAQ 100(R) is a widely recognized, unmanaged index of common stock prices.

  *** Developed by Morningstar,  the Morningstar  Technology  Category currently reflects a group of 362 mutual funds that have median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.

 **** Class A, B and II shares commenced offering on May 1, 2000. Class Z shares commenced offering on October 3, 2000.

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--------------------------------------------------------------------------------
FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:    WHAT ARE THE PORTFOLIOS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


                                                 FOCUSED GROWTH PORTFOLIO
                                          ------------------------------------
                                          Class A  Class B  Class II  Class Z(7)
                                          -------  -------  --------  ----------

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum Sales Charge (Load) ............  5.75%    4.00%     2.00%     None

  Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)(1) .......  5.75%    None      1.00%     None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of amount
    redeemed)(2) .........................  None     4.00%     1.00%     None

  Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends ........  None     None      None      None

  Redemption Fee(3) ......................  None     None      None      None

  Exchange Fee ...........................  None     None      None      None

  Maximum Account Fee ....................  None     None      None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
  PORTFOLIO ASSETS)

  Management Fees ........................  0.85%    0.85%     0.85%     0.85%

  Distribution (12b-1) Fees(4) ...........  0.35%    1.00%     1.00%     None

  Other Expenses .........................  0.36%    0.36%     0.36%     0.42%
                                            ----     ----      ----      ----

Total Annual Fund Operating Expenses .....  1.56%    2.21%     2.21%     1.27%
                                            ====     ====      ====      ====

Expense Reimbursement ....................    --       --        --        --

Net Expenses(6) ..........................  1.56%    2.21%     2.21%     1.27%


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 14 for more information on the CDSCs.

(3)   A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are estimated.

(6) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors. The expense waiver and fee reimbursements do not apply to Focused Growth Portfolio.

(7) Class I and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                              FOCUSED
             FOCUSED VALUE PORTFOLIO                  FOCUSED GROWTH AND INCOME PORTFOLIO           INTERNATIONAL PORTFOLIO(5)
----------------------------------------------   ---------------------------------------------    --------------------------------
Class A    Class B    Class II   Class I(5)(7)   Class A     Class B    Class II    Class Z(7)    Class A     Class B     Class II
-------    -------    --------   -------------   -------     -------    --------    ----------    -------     -------     --------




 5.75%       4.00%       2.00%       None          5.75%       4.00%       2.00%       None          5.75%       4.00%       2.00%



 5.75%       None        1.00%       None          5.75%       None        1.00%       None          5.75%       0.00%       1.00%


 None        4.00%       1.00%       None          None        4.00%       1.00%       None          None        4.00%       1.00%


 None        None        None        None          None        None        None        None          None        None        None

 None        None        None        None          None        None        None        None          None        None        None

 None        None        None        None          None        None        None        None          None        None        None

 None        None        None        None          None        None        None        None          None        None        None





 1.00%       1.00%       1.00%       1.00%         1.00%       1.00%       1.00%       1.00%         1.25%       1.25%       1.25%

 0.35%       1.00%       1.00%       None          0.35%       1.00%       1.00%       None          0.35%       1.00%       1.00%

 0.39%       0.40%       0.38%       0.95%         0.40%       0.40%       0.40%       6.32%         0.35%       0.35%       0.35%
 ----        ----        ----        ----          ----        ----        ----        ----          ----        ----        ----

 1.74%       2.40%       2.38%       1.95%         1.75%       2.40%       2.40%       6.32%         1.95%       2.60%       2.60%
 ====        ====        ====        ====          ====        ====        ====        ====          ====        ====        ====

 0.19%       0.20%       0.18%       0.50%         0.30%       0.30%       0.30%       5.44%           --          --          --

 1.55%       2.20%       2.20%       1.45%         1.45%       2.10%       2.10%       0.88%         1.95%       2.60%       2.60%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND HIGHLIGHTS
--------------------------------------------------------------------------------



                                               FOCUSED TECHNET PORTFOLIO
                                          --------------------------------------
                                          Class A  Class B  Class II  Class Z(7)
                                          -------  -------  --------  ----------

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) .............. 5.75%   4.00%    2.00%    None

  Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)(1) ... 5.75%   None     1.00%    None

  Maximum Deferred Sales Charge (Load)
  (as a percentage of amount redeemed)(2) .. None    4.00%    1.00%    None

  Maximum Sales Charge (Load)
  Imposed on Reinvested Dividends .......... None    None     None     None

  Redemption Fee(3) ........................ None    None     None     None

  Exchange Fee ............................. None    None     None     None

  Maximum Account Fee ...................... None    None     None     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
  PORTFOLIO ASSETS)

  Management Fees .......................... 1.25%   1.25%    1.25%    1.25%

  Distribution and Service (12b-1)
    Fees(4) ................................ 0.35%   1.00%    1.00%    None

  Other Expenses ........................... 0.55%   0.55%    0.50%    4.51%
                                             ----    ----     ----     ----

Total Annual Fund Operating Expenses ....... 2.15%   2.80%    2.75%    5.76%
                                             ====    ====     ====     ====

Expense Reimbursement ...................... 0.18%   0.18%    0.13%    4.36%

Net Expenses(6) ............................ 1.97%   2.62%    2.62%    1.40%



(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 14 for more information on the CDSCs.

(3)   A $15.00 fee is imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are estimated.

(6) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                            1 year  3 years   5 years   10 years
FOCUSED GROWTH PORTFOLIO
    (Class A shares) ....................... $725    $1,039    $1,376    $2,325
    (Class B shares)* ......................  624       991     1,385     2,380
    (Class II shares) ......................  422       784     1,273     2,619
    (Class Z shares) .......................  129       403       697     1,534
FOCUSED VALUE PORTFOLIO
    (Class A shares) ....................... $724    $1,036    $1,371    $2,314
    (Class B shares)* ......................  623       988     1,380     2,370
    (Class II shares) ......................  421       781     1,268     2,609
    (Class I shares) .......................  148       459       792     1,735
FOCUSED GROWTH AND INCOME PORTFOLIO
    (Class A shares) ....................... $714    $1,007    $1,322    $2,210
    (Class B shares)* ......................  613       958     1,329     2,265
    (Class II shares) ......................  411       751     1,218     2,507
    (Class Z shares) .......................   90       281       488     1,084
FOCUSED INTERNATIONAL PORTFOLIO
    (Class A shares) ....................... $762    $1,152    $1,567    $2,719
    (Class B shares)* ......................  663     1,108     1,580     2,776
    (Class II shares) ......................  460       900     1,466     3,005
FOCUSED TECHNET PORTFOLIO
    (Class A shares) ....................... $763    $1,158    $1,576    $2,739
    (Class B shares)* ......................  665     1,114     1,590     2,796
    (Class II shares) ......................  462       906     1,476     3,024
    (Class Z shares) .......................  143       443       766     1,680

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND HIGHLIGHTS
--------------------------------------------------------------------------------

If you did not redeem your shares:

                                            1 year  3 years   5 years   10 years
FOCUSED GROWTH PORTFOLIO
    (Class A shares) ....................... $725    $1,039    $1,376    $2,325
    (Class B shares)* ......................  224       691     1,185     2,380
    (Class II shares) ......................  322       784     1,273     2,619
    (Class Z shares) .......................  129       403       697     1,534
FOCUSED VALUE PORTFOLIO
    (Class A shares) ....................... $724    $1,036    $1,371    $2,314
    (Class B shares)* ......................  223       688     1,180     2,370
    (Class II shares) ......................  321       781     1,268     2,609
    (Class I shares) .......................  148       459       712     1,735
FOCUSED GROWTH AND INCOME PORTFOLIO
    (Class A shares) ....................... $714    $1,007    $1,322    $2,210
    (Class B shares)* ......................  213       658     1,129     2,265
    (Class II shares) ......................  311       751     1,218     2,507
    (Class Z shares) .......................   90       281       488     1,084
FOCUSED INTERNATIONAL PORTFOLIO
    (Class A shares) ....................... $762    $1,152    $1,567    $2,719
    (Class B shares)* ......................  263       808     1,380     2,776
    (Class II shares) ......................  360       900     1,466     3,005
FOCUSED TECHNET PORTFOLIO
    (Class A shares) ....................... $763    $1,158    $1,576    $2,739
    (Class B shares)* ......................  265       814     1,390     2,796
    (Class II shares) ......................  362       906     1,476     3,024
    (Class Z shares) .......................  143       443       766     1,680


----------

* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page 13. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

Each Portfolio offers a number of classes of shares through this Prospectus, including Class A, Class B Class II, Class I and Class Z shares.

Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

                                     CLASS A

o Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

o Lower annual expenses than Class B or Class II shares.

                                     CLASS B

o No front-end  sales charge;  all your money goes to work for you right away.

o Higher annual expenses than Class A shares.

o Deferred sales charge on shares you sell within six years of purchase, as described below.

o Automatic conversion to Class A shares approximately eight years after purchase.


o Purchases in an amount over $500,000 generally will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.


                                    CLASS II

o Front-end sales charge, as described below.

o Higher annual expenses than Class A shares.

o Deferred sales charge on shares you sell within eighteen months of purchase, as described below.

o No conversion to Class A.

                                     CLASS I

o Offered exclusively to certain institutions.

o Also offered to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth LifeStage Funds, which are funds-of-funds.

o No sales charges.

o Lower annual expenses than Class A, B, or II Shares.

                                     CLASS Z

o Offered exclusively to certain SunAmerica affiliated companies' retirement plans (the "Plan").

o No sales charges.

o Lower annual expenses than Class A, B, I or II Shares.


CALCULATION OF SALES CHARGES

                                                                   Concession to
CLASS A. Sales Charges are as follows:        Sales Charge            Dealers
                                       -----------------------------------------
                                          % OF      % OF NET            % OF
                                        OFFERING     AMOUNT           OFFERING
YOUR INVESTMENT                           PRICE     INVESTED            PRICE

                                       -----------------------------------------
Less than $50,000 ....................    5.75%       6.10%             5.00%
$50,000 but less than $100,000 .......    4.75%       4.99%             4.00%
$100,000 but less than $250,000 ......    3.75%       3.90%             3.00%
$250,000 but less than $500,000 ......    3.00%       3.09%             2.25%
$500,000 but less than $1,000,000 ....    2.10%       2.15%             1.35%
$1,000,000 or more ...................    None        None              1.00%

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

CLASS B: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

         Years after purchase year                CDSC on shares being sold
             1st year or 2nd year                            4.00%
             3rd and 4th year                                3.00%
             5th year                                        2.00%
             6th year                                        1.00%
             7th year and thereafter                         None

If you purchased Class B shares of a Portfolio prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased on or after January 2, 2002 will be subject to the CDSC schedule described above.

                                                                      Concession
CLASS II. Sales Charges are as follows:          Sales Charge         to Dealers
                                         ---------------------------------------
                                             % OF     % OF NET           % OF
                                           OFFERING    AMOUNT          OFFERING
                                             PRICE    INVESTED           PRICE
                                         ---------------------------------------
                                             1.00%      1.01%              1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class II shares in connection with the reorganization of a North American Fund into your Portfolio, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase CLASS A shares without front-end sales charges, including:

      o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with the SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)

      o participants   in  certain   retirement   plans  that  meet   applicable
        conditions, as described in the Statement of Additional Information

      o Fund Directors and other individuals, and their families, who are affiliated with any Portfolio or any of SunAmerica Mutual Funds distributed by SunAmerica Capital Services, Inc.

      o selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for CLASS B or CLASS II shares in the following cases:

      o within one year of the shareholder's death or becoming disabled

      o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 591/2 at the time the redemption is made

      o Fund Directors and other individuals and their families who are affiliated with any Portfolio or any of SunAmerica Mutual Funds distributed by SunAmerica Capital Services, Inc.

      o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio, within one year after the sale you may invest some or all of the proceeds in the same share class of the same Portfolio within one year without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

DISTRIBUTION AND SERVICE FEES

Each class of shares (other than Class I and Class Z) of each Portfolio has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                 ACCOUNT MAINTENANCE AND
      CLASS              DISTRIBUTION FEE              SERVICE FEE
        A                      0.10%                      0.25%
        B                      0.75%                      0.25%
       II                      0.75%                      0.25%

Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND II)

1.    Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for the Portfolios are as follows:

      o non-retirement account: $500

      o retirement account: $250

      o dollar cost averaging: $500 to open; you must invest at least $25 a month The minimum subsequent investments for the Portfolios are as follows:

      o non-retirement account: $100

      o retirement account: $25

3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

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SHAREHOLDER ACCOUNT INFORMATION
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BUYING SHARES (CLASSES A, B AND II)

OPENING AN ACCOUNT                        ADDING TO AN ACCOUNT

BY CHECK
 ................................................................................

o Make out a check for the investment o Make out a check for the investment amount, payable to the specific amount payable to the specific Portfolio or SunAmerica Funds. An Portfolio or SunAmerica Funds.
  account cannot be opened with a Shares cannot be purchased with a SunAmerica Money Market Fund or SunAmerica Money Market Fund or SunAmerica Municipal Money Market SunAmerica Municipal Money Market
  Fund check.                               Fund check.

o Deliver the check and your completed    o Include  the  stub  from  your  Fund
  Account       Application       (and      statement or a note  specifying  the
  Supplemental Account Applica-tion, Portfolio name, your share class, if applicable) to your broker or your account number and the name(s)
  financial advisor, or mail them to:       in which the account is registered.

  SunAmerica Fund Services, Inc.          o Indicate the  Portfolio  and account
  Mutual Fund Operations, 3rd Floor         number in the memo  section  of your
  The SunAmerica Center                     check.
  733 Third Avenue
  New York, New York 10017-3204           o Deliver  the  check and your stub or
                                            note to  your  broker  or  financial
o All   purchases   must  be  in  U.S.      advisor, or mail them to:
  dollars.  Cash will not be accepted.
  A $25.00 fee will be charged for all      NON-RETIREMENT ACCOUNTS:
  checks  returned due to insufficient      SunAmerica Fund Services, Inc.
  funds.                                    c/o NFDS
                                            P.O. Box 219373
                                            Kansas City, Missouri 64121-9373

                                            RETIREMENT ACCOUNTS:
                                            SunAmerica Fund Services, Inc.
                                            Mutual Fund Operations, 3rd Floor
                                            The SunAmerica Center
                                            733 Third Avenue
                                            New York, New York 10017-3204

BY WIRE
 ................................................................................

o Deliver your  completed  application    o Instruct   your  bank  to  wire  the
  to your broker or financial  advisor      amount of your investment to:
  or   fax  it  to   SunAmerica   Fund
  Services, Inc. at 212-551-5585.           State Street Bank & Trust Company
                                            Boston, MA
o Obtain   your   account   number  by      ABA #0110-00028
  referring  to your  statement  or by      DDA # 99029712
  calling  your  broker  or  financial
  advisor    or     Shareholder/Dealer      Specify  the  Portfolio  name,  your
  Services     at      1-800-858-8850,      share class,  your Portfolio number,
  extension 5125.                           account  number  and the  name(s) in
                                            which  the  account  is  registered.
o Instruct   your  bank  to  wire  the      Your  bank may  charge a fee to wire
  amount of your investment to:             funds.

  State Street Bank & Trust Company
  Boston, MA
  ABA #0110-00028
  DDA # 99029712

  Specify  the  Portfolio  name,  your
  choice  of  share  class,  your  new
  Portfolio number and account num-ber
  and the name(s) in which the account
  is registered.  Your bank may charge
  a fee to wire funds.

TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

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SELLING SHARES (CLASSES A, B AND II)


HOW                                       REQUIREMENTS

THROUGH YOUR BROKER OR FINANCIAL ADVISER
 ................................................................................


o Accounts of any type.                   o Call  your   broker   or   financial
                                            advisor  to place your order to sell
o Sales of any amount.                      shares.

BY MAIL
 ................................................................................

o Accounts of any type.                   o Write  a   letter   of   instruction
                                            indicating the Portfolio  name, your
o Include all signatures and any share class, your account number, additional documents that may be the name(s) in which the account is
  required (see next page).                 registered  and the dollar  value or
                                            number of shares you wish to sell.
o Mail the materials to:
                                          o Sales of  $100,000  or more  require
  SunAmerica Fund Services, Inc.            the letter of  instruction to have a
  Mutual Fund Operations, 3rd Floor         signature guarantee.
  The SunAmerica Center
  733 Third Avenue                        o A check will  normally  be mailed on
  New York, New York 10017-3204             the next business day to the name(s)
                                            and  address in which the account is
                                            registered,  or otherwise  according
                                            to your letter of instruction.

BY PHONE
 ................................................................................

o Most accounts.                          o Call Shareholder/Dealer  Services at
                                            1-800-858-8850,    extension    5125
o Sales of less than $100,000.              between  8:30  a.m.  and  7:00  p.m.
                                            (Eastern   time)  on  most  business
                                            days. State the Port-folio name, the
                                            name of the  person  requesting  the
                                            redemption,  your share class,  your
                                            account number, the name(s) in which
                                            the  account is  registered  and the
                                            dollar value or number of shares you
                                            wish to sell.

                                          o A  check   will  be  mailed  to  the
                                            name(s)  and  address  in which  the
                                            account  is  registered,   or  to  a
                                            different  address  indicated  in  a
                                            written   authorization   previously
                                            provided  to  the  Portfolio  by the
                                            shareholder(s) on the account.

BY WIRE
 ................................................................................


o Request  by mail to sell any  amount    o Request  by phone to sell  less than
  (accounts of any type).  A signature      $100,000.
  guarantee may be required in certain
  circumstances.                          o Proceeds  will  normally be wired on
                                            the  next  business  day.  A $15 fee
                                            will be deducted from your account.




TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

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SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELLING SHARES IN WRITING (CLASSES A, B AND II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

      o your address of record has changed within the past 30 days

      o you are selling shares worth $100,000 or more

      o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

      o a broker or securities dealer

      o a federal savings, cooperative or other type of bank

      o a savings and loan or other thrift institution

      o a credit union

      o a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with SunAmerica Capital Services, Inc. to sell Class I shares. Class I shares are also offered to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth Funds. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

OPENING AN ACCOUNT (CLASS Z)

Class Z shares of the Portfolios are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Portfolio shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to the Plan's administrator.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

TRANSACTION POLICIES (ALL PORTFOLIOS AND CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAVfor each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When you buy Class A, B or II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares Class A, B or II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I or Z shares, you pay the NAV. When you sell Class I or Z shares, you receive NAV.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or SunAmerica Capital Services, Inc. receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Portfolio before its close of business. The Fund and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. However, the Focused Growth Portfolio and the Focused Growth and Income Portfolio have each made an election which requires them to pay a certain portion of redemption proceeds in cash.


At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.


TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Portfolio that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a different CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into your Portfolio for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.

To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order without notice.

CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

MULTI-PARTY CHECKS. A Portfolio may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Portfolio by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Portfolio is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. To use:

      o Make sure you have at least $5,000 worth of shares in your account.

      o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

      o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.


SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other funds distributed by SunAmerica Capital Services, Inc. except for SunAmerica Senior Floating Rate Fund, Inc. To use:


      o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o Specify the amount(s). Each exchange must be worth at least $50.

      o Accounts must be registered identically; otherwise a signature guarantee will be required.

ASSET PROTECTION PLAN (OPTIONAL). Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Portfolio. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Portfolio shares and to the value of the Portfolio shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Portfolio shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs, but will have the same tax consequences as any other Portfolio redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Portfolio are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.

RETIREMENT PLANS. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, 529 plans, Individual (K) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

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TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

      o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from your bank account)

      o after any changes of name or address of the registered owner(s)

      o in all other circumstances, quarterly or annually, depending upon the Portfolio

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Focused Growth and Income Portfolio and annually by the other Portfolios. Capital gains distributions, if any, are paid at least annually by the Portfolios.


DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by SunAmerica Capital Services, Inc, except SunAmerica Senior Floating Rate Fund, Inc. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class II shares of the same Portfolio shares as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class I and Class II of the same Portfolio shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.


TAXABILITY OF DIVIDENDS. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets).

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Portfolio must withhold 30% in the years 2002 and 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Portfolio under all applicable laws.


SMALL ACCOUNTS (OTHER THAN CLASS I OR CLASS Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds.
Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges.

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MORE INFORMATION ABOUT THE PORTFOLIOS
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                                     FOCUSED                    FOCUSED
                                     GROWTH                      VALUE
                                    PORTFOLIO                  PORTFOLIO
--------------------------------------------------------------------------------
What is the Portfolio's    Long-term growth           Long-term growth
investment goal?           of capital                 of capital

--------------------------------------------------------------------------------
What principal investment  growth and focus           value and focus
strategies does the
Portfolio use to
implement its investment
goal?

--------------------------------------------------------------------------------
What are the Portfolio's   active trading of equity   active trading of equity
principal investment       securities without regard  securities that the
techniques?                to market capitalization   Advisers believe are
                                                      undervalued capitalization
                                                      in the market, without
                                                      regard to market

--------------------------------------------------------------------------------
What are the Portfolio's   o Foreign  securities      o Foreign securities
other significant
(non-principal)
investments?

--------------------------------------------------------------------------------
What other types of        o Short-term  investments  o Short-term  investments
securities may the         o Defensive instruments    o Defensive  instruments
Portfolio normally invest  o Special situations       o Options and futures
in as part of efficient                               o Special situations
portfolio management and
which may produce some
income?

--------------------------------------------------------------------------------
What risks may affect the  PRINCIPAL RISKS:           PRINCIPAL RISKS:
Portfolio?                 o Stock market volatility  o Stock market volatility
                           o Securities selection     o Securities selection
                           o Non-diversification      o Non-diversification
                           NON-PRINCIPAL RISKS:       NON-PRINCIPAL RISKS:
                           o Foreign exposure         o Foreign exposureo
                           o Derivatives              o Derivatives
                           o Hedging                  o Hedging



--------------------------------------------------------------------------------

                             INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Portfolio's investment approach. Following this chart is a glossary that further describes the investment and risk terminology used in the chart. Please review the glossary in conjunction with this chart.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     FOCUSED GROWTH                   FOCUSED                    FOCUSED
       AND INCOME                  INTERNATIONAL                 TECHNET
        PORTFOLIO                    PORTFOLIO                  PORTFOLIO
--------------------------------------------------------------------------------
Long-term growth of        Long-term growth of        Long-term growth
capital and current        capital                    of capital
income

--------------------------------------------------------------------------------
growth, value and focus    international and focus    growth and focus

--------------------------------------------------------------------------------

active trading of          active trading of foreign  active trading of up to
large-cap companies that   securities that offer the  thirty equity securities
offer the potential for    potential for long-term    of companies that offer
long-term growth of        growth of capital          potential for long-term
capital and reasonable                                growth of capital and
level of current income                               that the Advisers believe
                                                      will benefit significantly
                                                      from technological
                                                      advances or improvements,
                                                      without regard to market
                                                      capitalization

--------------------------------------------------------------------------------
o Foreign securities       o Foreign securities       o Foreign securities
                             companies

--------------------------------------------------------------------------------
o Short-term investments   o Short-term investments   o Short-term investments
o Defensive instruments    o Defensive instruments    o Defensive instruments
o Options and futures      o Options and futures      o Special situations
o Special situations       o Special situations
                           o Currency transactions

--------------------------------------------------------------------------------
PRINCIPAL RISKS:           PRINCIPAL RISKS:           PRINCIPAL RISKS:
o Stock market volatility  o Stock market volatility  o Stock market volatility
o Securities selection     o Securities selection     o Securities selection
o Non-diversification      o Non-diversification      o Non-diversification
NON-PRINCIPAL RISKS:       o Foreign exposure         o Small and mid
o Foreign exposure         o Currency volatility        market capitalization
o Derivatives              o Emerging markets         o Technology companie
o Hedging                  o Small and mid            NON-PRINCIPAL RISKS:
                             market capitalization    o Foreign exposure
                           NON-PRINCIPAL RISKS:       o Derivatives
                           o Derivatives              o Hedging
                           o Hedging                  o Emerging markets

--------------------------------------------------------------------------------

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MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

GLOSSARY

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL is growth of the value of an investment.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.


LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $8.7 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.4 billion and $8.7 billion.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.4 billion or less.


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

NON-DIVERSIFICATION:   By  concentrating  in  a  smaller  number  of  stocks,  a
Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

CURRENCY VOLATILITY: The value of a Portfolio's foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

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FUND MANAGEMENT
--------------------------------------------------------------------------------


MANAGER. SunAmerica Asset Management Corp. selects the Advisers for the Portfolios, may manage certain portions of Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio. SunAmerica may terminate any agreement with any Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with an Adviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for each Portfolio. For the fiscal year ended October 31, 2001, each Portfolio paid SunAmerica an annual fee equal to 1.00% of average daily net assets except the Focused Growth Portfolio, which paid a fee equal to 0.85% of average daily net assets and the Focused TechNet Portfolio, which paid a fee equal to 1.25% of average daily net assets. The annual rate of the investment advisory fee payable by the Focused International Portfolio to SunAmerica is 1.25% of the average daily net assets. Payments to subadvisers for their services are made by SunAmerica, not by the Portfolios.

SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $28.5 billion as of December 31, 2001. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., North American Funds Variable Product Series I, North American Funds Variable Product Series II, SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.


ADDITIONAL  INFORMATION ABOUT THE ADVISERS

SunAmerica, as the Portfolios' investment manager, will initially allocate the assets of each Portfolio equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Portfolio and its shareholders.

With respect to each Portfolio, SunAmerica intends to periodically review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Portfolio by more than 5%. If such a condition exists, SunAmerica will then determine what actions, if any, to take to rebalance and reallocate assets among the Advisers. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Portfolio's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's Class A, Class B and Class II 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class II and Class I shares. For Class Z, the Administrator receives reimbursements from the Portfolios of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z Shares.


SunAmerica, the Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017 and 2929 Allen Parkway, Houston, TX 77019.

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--------------------------------------------------------------------------------
INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

The Advisers and Portfolio Managers for each Portfolio are described below:

                           PORTFOLIO MANAGEMENT ALLOCATED
PORTFOLIO                  AMONG THE FOLLOWING ADVISERS
--------                   ----------------------------------------------------

Focused Growth Portfolio   Fred Alger Management, Inc. ("Alger")
                           Jennison Associates LLC ("Jennison")
                           Marsico Capital Management, LLC ("Marsico")

Focused TechNet Portfolio  Dresdner RCM Global Investors LLC ("Dresdner")
                           SunAmerica
                           Van Wagoner Capital Management, Inc.
                           ("Van Wagoner")

Focused Growth and Income  SunAmerica
Portfolio                  Marsico Capital Management, LLC ("Marsico")
                           Harris Associates L.P. ("Harris")

Focused Value Portfolio    American Century Investment Management, Inc.
                           ("American Century")
                           EQSF Advisers, Inc. (investment adviser to the
                           Third Avenue Funds and referred to as "Third Avenue")
                           Thornburg Investment Management, Inc. ("Thornburg")


Focused International      Massachusetts Financial Services Company ("MFS")
Portfolio                  Harris
                           State Street Research and Management Company
                           ("State Street Research")

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--------------------------------------------------------------------------------
INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

DESCRIPTION OF THE ADVISERS


AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. AMERICAN CENTURY is a Delaware corporation with principal offices at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. As of December 31, 2001, American Century had approximately $88.9 billion in total assets under management.

DRESDNER RCM GLOBAL INVESTORS LLC. ("DRESDNER") DRESDNER is a registered investment advisor and is wholly owned by Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). Dresdner is located at 4 Embarcadero Center, San Francisco, CA 94111. US Holdings in turn is wholly owned by Dresdner Bank AG, a subsidiary of Allianz AG, one of the world's largest insurance companies. Dresdner is part of a global investment platform referred to as Dresdner RCM Global Investors that as of December 31, 2001 had assets under management and advice of more than $62.3 billion. This included approximately $4O.5 billion under management and advice at Dresdner and approximately $21.8 billion under management and advice by Dresdner's affiliates in London, Hong Kong, and San Diego.

EQSF ADVISERS, INC. (Third Avenue) THIRD AVENUE is located at 767 Third Avenue, New York, New York 10017. Third Avenue has been an investment adviser and manager for mutual funds since its organization in 1986. As of December 31, 2001, Third Avenue had approximately $3.3 billion in assets under management.

FRED ALGER MANAGEMENT, INC. ALGER is a New York corporation wholly owned by its principals and located at 30 Montgomery Street, 11th Floor, Jersey City, New Jersey 07302. Since 1964, Alger has provided investment management services to large corporate pension plans, state and local governments, insurance companies, mutual funds and high net-worth individuals. As of December 31, 2001, Alger had approximately $13.6 billion in assets under management.

HARRIS ASSOCIATES L.P. HARRIS is a wholly owned subsidiary of CDCIXIS Asset Management, a leading French institutional money management company, and is located at Two North LaSalle Street, Chicago, Illinois. Harris manages money in three distinct business segments: separate accounts, mutual funds and alternative investments, and is the investment adviser to the Oakmark Mutual Funds. As of December 31, 2001, Harris had approximately $20.8 billion in assets under management.

JENNISON ASSOCIATES LLC. JENNISON is a Delaware limited liability company located at 466 Lexington Avenue, New York, New York 10017. As of December 31, 2001, Jennison had approximately $62 billion in assets under management for institutional and mutual fund clients.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. As of December 31, 2001, Marsico had approximately $11.9 billion in assets under management.

MASSACHUSETTS FINANCIAL SERVICES COMPANY. MFS is a Delaware corporation and a wholly owned subsidiary of Sun Life Assurance Company of Canada. MFS is located at 500 Boylston Street, Boston, MA02116, and as of December 31, 2001, MFS had approximately $137 billion in assets under management.

STATE STREET RESEARCH AND MANAGEMENT COMPANY. STATE STREET RESEARCH is a subsidiary of MetLife, Inc. located at 1 Financial Center, Boston, MA 02111-2690 and as of December 31, 2001 had approximately $46.2 billion in assets under management.


SUNAMERICA ASSET MANAGEMENT CORP. See page 26.


THORNBURG INVESTMENT MANAGEMENT, INC. THORNBURG is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of December 31, 2001, Thornburg had approximately $4.8 billion in assets under management.

VAN WAGONER CAPITAL MANAGEMENT, INC. VAN WAGONER is a privately owned company located at 345 California Street, San Francisco, California 94104. As of December 31, 2001, Van Wagoner had approximately $1 billion in assets under management.

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--------------------------------------------------------------------------------


                             NAME, TITLE AND
                             AFFILIATION OF
PORTFOLIO                    PORTFOLIO MANAGER       EXPERIENCE
---------                    -----------------       ----------

Focused Growth Portfolio     Fred Alger              Mr. Alger founded Alger in
                             Chairman and President  1964. He served as
                             (Alger)                 President and Portfolio
                                                     Manager until 1995. Mr.
                                                     Alger resumed these
                                                     responsibilities in 2001.


                             Dan Chung               Mr. Chung joined Alger in
                             Chief Investment        1994 and advanced through
                             Officer and Portfolio   ranks from Research
                             Manager (Alger)         Associate to Associate
                                                     Analyst, Analyst, Senior
                                                     Technology Analyst and
                                                     Portfolio Manager. He
                                                     currently serves as Alger's
                                                     Chief Investment Officer.


                             Spiros "Sig" Segalas    Mr. Segalas is a founding
                             Portfolio Manager       member of Jennison, which
                             (Jennison)              was established in 1969,
                                                     and he has been a Director
                                                     and Equity Portfolio
                                                     Manager ever since. In
                                                     addition, Mr. Segalas has
                                                     served as President and
                                                     Chief Investment Officer of
                                                     Jennison since 1993 and
                                                     1973, respectively.

                             Thomas F. Marsico       Mr. Marsico has been the
                             Portfolio Manager       Chairman and Chief
                             (Marsico)               Executive Officer of
                                                     Marsico since he formed
                                                     Marsico in 1997. From 1988
                                                     through 1997, Mr. Marsico
                                                     served as the portfolio
                                                     manager of the Janus Twenty
                                                     Fund and, from 1991 through
                                                     1997, Mr. Marsico served as
                                                     the portfolio manager of
                                                     the Janus Growth & Income
                                                     Fund.

Focused TechNet Portfolio    Walter C. Price, Jr.    Mr. Price joined Dresdner
                             Portfolio Manger        in 1974 as a Senior
                             (Dresdner)              Portfolio Securities
                                                     Analyst and became a
                                                     principal in 1978. He has
                                                     been a Managing Director
                                                     and Portfolio Manager with
                                                     the firm since 1985. Mr.
                                                     Price has analytical
                                                     responsibility for much of
                                                     Dresdner's technology area.

                             Huachen Chen            Mr. Chen joined Dresdner in
                             Portfolio Manager       1985 as a Securities
                             (Dresdner)              Analyst. He became a
                                                     principal in 1994 and
                                                     currently has research and
                                                     money management
                                                     responsibilities for the
                                                     technology area.

                             Donna Calder            Ms. Calder joined
                             Portfolio Manager       SunAmerica as a Portfolio
                             (SunAmerica)            Manager in February 1998.
                                                     Ms. Calder served as a
                                                     General Partner of
                                                     Manhattan Capital Partners,
                                                     L.P. from November 1991
                                                     through August 1995. She
                                                     also has served as a
                                                     Portfolio Manager with
                                                     Oppenheimer Management and
                                                     E.F. Hutton & Company.

                             Soohwan Kim, CFA        Soohwan Kim joined
                             Senior Technology       SunAmerica as a Senior
                             Analyst (SunAmerica)    Research Analyst in July of
                                                     1999. Previously, he was
                                                     Vice President and Analyst
                                                     at Citibank Global Asset
                                                     Management. From 1992 to
                                                     1993, he served as an
                                                     Economist with the Union
                                                     Bank of Switzerland.

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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

                           NAME, TITLE AND
                           AFFILIATION OF
PORTFOLIO                  PORTFOLIO MANAGER         EXPERIENCE
---------                  -----------------         ----------

Focused TechNet Portfolio  Garrett Van Wagoner, CFA  Mr. Van Wagoner is
(continued)                Portfolio Manager         Portfolio Manager and
                           (Van Wagoner)             President of the Van
                                                     Wagoner Funds. Prior to
                                                     founding Van Wagoner
                                                     Capital Management, Inc. in
                                                     1995, Mr. Van Wagoner
                                                     managed Govett Smaller
                                                     Companies Fund for three
                                                     years. He also worked with
                                                     Bessemer Trust, N.A. and
                                                     has over 20 years'
                                                     experience of equity
                                                     portfolio management.


                           Raiford Garrabrant, CFA   Mr. Garrabrant is a
                           Portfolio Manager and     Research Analyst and
                           Research Analyst          Portfolio Manager for Van
                           (Van Wagoner)             Wagoner Capital Management,
                                                     Inc. responsible for
                                                     covering companies with
                                                     market capitalizations of
                                                     $500 million and below.
                                                     Prior to joining Van
                                                     Wagoner Capital Management,
                                                     Inc., he was the Assistant
                                                     Portfolio Manager for the
                                                     Govett Smaller Companies
                                                     Fund and assisted Mr. Van
                                                     Wagoner in managing this
                                                     fund in 1994 and 1995. Mr.
                                                     Garrabrant also worked with
                                                     First Citizen's Bank and
                                                     Trust as a Financial
                                                     Analyst and has over eight
                                                     years of research and
                                                     portfolio management
                                                     experience.


                           William Putnam            Mr. Putnam is a Research
                           Portfolio Manager and     Analyst and Portfolio
                           Research Analyst          Manager for Van Wagoner
                           (Van Wagoner)             Capital Management, Inc.
                                                     responsible for covering
                                                     companies with market
                                                     capitalizations of $500
                                                     million and below. Prior to
                                                     joining Van Wagoner Capital
                                                     Management, Inc. he was
                                                     Manager of Institutional
                                                     Equities at Instinet
                                                     Corporation and has over 10
                                                     years of investment
                                                     experience.


Focused Growth and         William C. Nygren, CFA    Mr. Nygren is a Partner of
Income Portfolio           Partner and Portfolio     Harris Associates and is
                           Manager (Harris)          also a Portfolio Manager.
                                                     Mr. Nygren has been with
                                                     Harris Associates since
                                                     1983 and has over 20 years
                                                     of investment experience.
                                                     From 1990 to 1998, Mr.
                                                     Nygren was the Director of
                                                     Research of Harris
                                                     Associates.

                           Thomas E. Marsico         See above.
                           Portfolio Manager
                           (Marsico)

                           Francis Gannon            Mr. Gannon has been a
                           Portfolio Manager         Senior Vice President of
                           (SunAmerica)              SunAmerica since October
                                                     1999 and Portfolio Manager
                                                     with the firm since 1996.
                                                     He joined SunAmerica as an
                                                     equity analyst in 1993.

                           Edward S. Loeb, CFA       Mr. Loeb is a Partner of
                           Partner and Portfolio     and Portfolio Manager for
                           Manager (Harris)          Harris, as well as its
                                                     Director of Institutional
                                                     Portfolios. Mr. Loeb has
                                                     been with Harris since 1989
                                                     and has over 13 years of
                                                     investment experience.

                           Michael J. Mangan, CPA    Mr. Mangan is a Portfolio
                           Portfolio Manager         Manager for Harris and has
                           (Harris)                  been with Harris since
                                                     1997. Prior to that, Mr.
                                                     Mangan was a Portfolio
                                                     Manager with Stein Roe &
                                                     Farnham and a Senior
                                                     Auditor with Continental
                                                     Bank. Mr. Mangan has over
                                                     13 years of investment
                                                     experience.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             NAME, TITLE AND
                             AFFILIATION OF
PORTFOLIO                    PORTFOLIO MANAGER       EXPERIENCE
---------                    -----------------       ----------

Focused Value Portfolio      Phil Davidson           Mr. Davidson has been a
                             Vice President and      Vice President and
                             Portfolio Manager       Portfolio Manager with
                             (American Century)      American Century since
                                                     1993.


                             Martin J. Whitman       Mr. Whitman has been Chief
                             Chairman, CEO and       Investment Officer of Third
                             Portfolio Manager       Avenue since 1991 and
                             (Third Avenue)          Chairman and CEO since
                                                     1986. Mr. Whitman also has
                                                     been Chairman and CEO of
                                                     Third Avenue Trust (and its
                                                     predecessors) since 1990
                                                     and was President from 1991
                                                     to 1998.


                             Curtis Jensen           Mr. Jensen has been
                             Portfolio Manager       Portfolio Manager of the
                             (Third Avenue)          Third Avenue Small-Cap
                                                     Value Fund since June 2001.
                                                     Prior to that, he had been
                                                     Co-Portfolio Manager since
                                                     1997. Mr. Jensen has been a
                                                     Senior Research Analyst at
                                                     Third Avenue since 1995.


                             William V. Fries, CFA   Mr. Fries has been a
                             Managing Director and   Managing Director and
                             Portfolio Manager       Portfolio Manager at
                             (Thornburg)             Thornburg since 1995.
                                                     Previously he had been
                                                     affiliated with USAA
                                                     Investment Management
                                                     Company for over 20 years.

Focused International        David A. Antonelli      Mr. Antonelli is a Senior
  Portfolio                  Senior Vice President   Vice President and Director
                             (MFS)                   of International Equity
                                                     Research of MFS. He is
                                                     responsible for the hiring,
                                                     train- ing, and industry
                                                     assignments of the team of
                                                     international equity
                                                     research analysts and
                                                     coordinates coverage of
                                                     global industries with the
                                                     U.S. director of research.
                                                     In his director role, Mr.
                                                     Antonelli also oversees the
                                                     process of portfolio
                                                     management of the
                                                     international research and
                                                     emerging market portfolios
                                                     of MFS' mutual funds,
                                                     variable annuities,
                                                     institutional accounts, and
                                                     offshore funds. He also
                                                     manages MFS' international
                                                     small-cap portfolios and
                                                     the international portions
                                                     of the global growth
                                                     portfolios. Mr. Antonelli
                                                     joined MFS in 1991 as a
                                                     research analyst following
                                                     foreign stocks, with a
                                                     concentration in
                                                     continental Europe. He was
                                                     named Vice President in
                                                     1995, portfolio manager in
                                                     1997, and Senior Vice
                                                     President and Director of
                                                     International Equity
                                                     Research in 1999.

                             David G. Herro, CFA     Mr. Herro is a Director of
                             Partner, Managing       International Equities and
                             Director-International  Portfolio Manager for
                             Equities and            Harris. Mr. Herro joined
                             Portfolio Manager       Harris in 1992 and has been
                             (Harris)                managing international
                                                     porfolios since 1986.


                             Eleanor Marsh           Ms. Marsh joined State
                             Vice President          Street in March of 2000. As
                             (State Street)          Vice President and
                                                     Portfolio Manager, she has
                                                     been responsible for the
                                                     Portfolio's day-to-day
                                                     portfolio management since
                                                     December 2001. Ms. Marsh
                                                     leads the State Street
                                                     Research's International
                                                     Equity Team, which provides
                                                     assistance in the
                                                     management of the
                                                     Portfolio. Prior to joining
                                                     the State Street Research,
                                                     she held portfolio
                                                     management and analyst
                                                     positions at Evergreen
                                                     Investment Management
                                                     Company since 1994.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio's financial statements, are incorporated by reference in the Fund's Statement of Additional Information
(SAI), which is available upon request. No financial highlights information is presented for the Focused International Portfolio since it has not commenced operations as of the end of the fiscal year.


FOCUSED GROWTH PORTFOLIO


                                NET                                                                           RATIO OF
                                GAIN                                                                             NET
                               (LOSS)                                                                          INVEST-
               NET               ON             DIVI-                                            RATIO          MENT
              ASSET    NET    INVEST-   TOTAL   DENDS                                           OF EX-         INCOME
              VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET             NET    PENSES         (LOSS)
              BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET           ASSETS     TO             TO            PORT-
               NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL   END OF   AVERAGE        AVERAGE         FOLIO
PERIOD          OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN  PERIOD     NET            NET           TURN-
ENDED         PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)    (000'S)  ASSETS         ASSETS          OVER
------        ------  -----  --------   -----  ------- ------  ------  ------  ------  -------  ------         -------         ----
                                                               CLASS A
                                                               -------
06/08/98-
10/31/98 ....$12.50  $(0.01) $0.11    $0.10    $  --  $   --   $  --  $12.60    0.80% $ 29,770  1.45%(3)(4)(6) (0.21)%(3)(4)(6) 106%
10/31/99 .... 12.60   (0.12)  6.75     6.63       --      --      --   19.23   52.62   169,734  1.45(4)(6)     (0.70)(4)(6)     161
10/31/00 .... 19.23   (0.19)  2.54     2.35       --   (0.09)  (0.09)  21.49   12.23   401,754  1.54(4)(6)     (0.81)(4)(6)     228
10/31/01 .... 21.49   (0.11) (6.16)   (6.27)      --   (0.59)  (0.59)  14.63  (29.87)  284,538  1.56(6)        (0.66)(6)        178

                                                               CLASS B
                                                               -------
06/08/98-
10/31/98 .... 12.50   (0.04)  0.10     0.06       --      --      --   12.56    0.48    45,817  2.10(3)(4)(6)  (0.92)%(3)(4)(6) 106
10/31/99 .... 12.56   (0.23)  6.72     6.49       --      --      --   19.05   51.67   271,531  2.10(4)(6)     (1.34)(4)(6)     161
10/31/00 .... 19.05   (0.34)  2.52     2.18       --   (0.09)  (0.09)  21.14   11.45   641,205  2.19(4)(6)     (1.46)(4)(6)     228
10/31/01 .... 21.14   (0.22) (0.64)   (6.26)      --   (0.59)  (0.59)  14.29  (30.33)  475,315  2.21(6)        (1.31)(6)        178

                                                               CLASS C
                                                               -------
05/22/00-
10/3/00(5) .. 21.70   (0.16) (0.40)   (0.56)      --      --      --   21.14   (1.26)    6,188  2.20(3)(4)(6)  (1.61)(3)(4)(6)  228

                                                              CLASS II
                                                              --------
06/08/98-
10/31/98 .... 12.50   (0.04)  0.10     0.06       --      --      --   12.56    0.48    35,387  2.10(3)(4)(6)  (0.93)%(3)(4)(6) 106
10/31/99 .... 12.56   (0.23)  6.72     6.49       --      --      --   19.05   51.67   261,536  2.10(4)(6)     (1.34)(4)(6)     161
10/31/00 .... 19.05   (0.35)  2.53     2.18       --   (0.09)  (0.09)  21.14   11.45   793,146  2.20(4)(6)     (1.46)(4)(6)     228
10/31/01 .... 21.14   (0.22) (6.04)   (6.26)      --   (0.59)  (0.59)  14.29  (30.33)  544,620  2.21(6)        (1.30)(6)        178

                                                               CLASS Z
                                                               -------
7/7/99-
10/31/99 .... 18.18      --   1.09     1.09       --      --      --   19.27    6.00     2,522  0.93(3)(4)(6)  (0.09)(3)(4)(6)  161
10/31/00 .... 19.27   (0.09)  2.53     2.44       --   (0.09)  (0.09)  21.62   12.67    12,523  1.12(4)(6)     (0.38)(4)(6)     228
10/31/01 .... 21.62   (0.07) (6.20)   (6.27)      --   (0.59)  (0.59)  14.76  (29.68)    9,321  1.27(6)        (0.38)(6)        178


----------

(1)   Calculated based upon average shares outstanding

(2)   Total return is not annualized and does not reflect sales load

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                               10/31/98    10/31/99     10/31/00     10/31/01
                                -------     -------      -------      -------
      A .......................    0.32%        0.18%       0.05%       --
      B .......................    0.32%        0.16%       0.04%       --
      C .......................      --           --        1.70%       --
      II ......................    0.32%        0.17%       0.04%       --
      Z .......................      --         2.23%       0.13%       --

(5) Effective December 1, 2000 Class C shares were redesigned into Class II shares.

(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursements if applicable.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOCUSED TECHNET PORTFOLIO


                                NET                                                                           RATIO OF
                                GAIN                                                                            NET
                               (LOSS)                                                                         INVEST-
               NET               ON             DIVI-                                           RATIO          MENT
              ASSET    NET    INVEST-   TOTAL   DENDS                                          OF EX-         INCOME
              VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET            NET    PENSES         (LOSS)
              BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET          ASSETS     TO             TO            PORT-
               NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL  END OF   AVERAGE        AVERAGE         FOLIO
PERIOD          OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN PERIOD     NET            NET           TURN-
ENDED         PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)   (000'S)  ASSETS         ASSETS          OVER
------        ------  -----  --------   -----  ------- ------  ------  ------  ------ -------  ------         -------         ----
                                                              CLASS A
                                                              -------
5/22/00-
10/31/00 ....$12.50  $(0.11)  $ 3.13    $3.02  $  --  $  --   $  --   $15.52  24.16% $89,371  1.97%(3)(4)(5) (1.30)%(3)(4)(5)(7)176%
10/31/01 .... 15.52   (0.08)  (11.49)  (11.57)    --     --      --     3.95 (74.55)  28,327  1.97(4)(7)     (1.12)(4)(7)       449

                                                              CLASS B
                                                              -------
5/22/00-
10/31/00 .... 12.50   (0.17)    3.14     2.97     --     --      --    15.47  23.76   70,073  2.62(3)(4)(5)  (1.97)(3)(4)(5)(7) 176
10/31/01 .... 15.47   (0.13)  (11.41)  (11.54)    --     --      --     3.93 (74.60)  20,658  2.62(4)(7)     (1.77)(4)(7)       449

                                                              CLASS C
                                                              -------
5/22/00-
10/31/00(6).. 12.50   (0.17)    3.14     2.97     --     --      --    15.47  23.76      630  2.62(3)(4)(5)   1.99(3)(4)(5)(7)  176

                                                              CLASS II
                                                              --------
5/22/00-
10/31/00 .... 12.50   (0.17)    3.14     2.97     --     --      --    15.47  23.76   86,105  2.62(3)(5)(7)  (1.97)(3)(4)(5)(7)  176
10/31/01 .... 15.47   (0.13)  (11.42)  (11.55)    --     --      --     3.92 (74.66)  26,869  2.62(4)(7)     (1.77)(4)(7)        449

                                                              CLASS Z
                                                              -------
10/03/00 .... 17.33   (0.01)   (1.79)   (1.80)    --     --      --    15.53 (10.13)     563  1.40(3)(4)(5)  (0.76)(3)(4)(5)(7)  176
10/31/01 .... 15.53   (0.05)  (11.49)  (11.54)    --     --      --     3.99 (74.31)     637  1.40(4)(7)     (0.65)(4)(7)        449


----------

(1)   Calculated based upon average shares outstanding

(2)   Total return is not annualized and does not reflect sales load

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                                                           10/31/00     10/31/01
                                                            -------     -------
      A ..................................................   0.30%       0.18%
      B ..................................................   0.31%       0.16%
      II .................................................   0.31%       0.13%
      Z ..................................................  45.91%       4.36%


(5) The ratio reflects an expense cap which is net of custody credits (0.02%) or waivers/reimbursements if applicable.


(6) Effective December 1, 2000 Class C shares were redesigned into Class II shares.

(7) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waivers/reimbursement if applicable.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOCUSED GROWTH AND INCOME PORTFOLIO


                                  NET                                                                           RATIO OF
                                  GAIN                                                                            NET
                                 (LOSS)                                                                         INVEST-
                 NET               ON             DIVI-                                           RATIO          MENT
                ASSET    NET    INVEST-   TOTAL   DENDS                                          OF EX-         INCOME
                VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET            NET    PENSES         (LOSS)
                BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET          ASSETS     TO             TO          PORT-
                 NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL  END OF   AVERAGE        AVERAGE       FOLIO
PERIOD            OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN PERIOD     NET            NET         TURN-
ENDED           PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)   (000'S)  ASSETS         ASSETS        OVER
------          ------  -----  --------   -----  ------- ------  ------  ------  ------ -------  ------         -------       ----
                                                               CLASS A
                                                               -------
10/15/97-
10/31/97 ..... $12.50  $ 0.01  $(0.53)  $(0.52)  $  --  $   --  $   --  $11.98  (4.16)% $23,593  1.78%(3)(4)(6) 1.35%(3)(4)(6)    2%
10/31/98 .....  11.98    0.03    1.04     1.07   (0.01)     --   (0.01)  13.04   8.95     9,799  1.78(4)(6)     0.22(4)(6)       98
10/31/99 .....  13.04   (0.04)   4.30     4.26      --   (0.18)  (0.18)  17.12  33.10    29,281  1.54(4)(5)(6) (0.26)(4)(5)(6)  165
10/31/00 .....  17.12   (0.13)   3.51     3.38      --   (0.98)  (0.98)  19.52  19.88    62,164  1.45(4)(6)    (0.62)(4)(6)     121
10/31/01 .....  19.52   (0.05)  (6.18)   (6.23)     --   (0.44)  (0.44)  12.85 (32.51)   39,280  1.45(4)(6)    (0.33)(4)(6)     203

                                                              CLASS B
                                                              -------
10/15/97-
10/31/97 .....  12.50     --    (0.54)   (0.54)     --      --      --   11.96  (4.32)      941  2.43(3)(4)(6)  0.29(3)(4)(6)     2
10/31/98 .....  11.96  (0.07)    1.08     1.01   (0.01)     --   (0.01)  12.96   8.43    16,157  2.43(4)(6)    (0.52)(4)(6)      98
10/31/99 .....  12.96  (0.13)    4.25     4.12      --   (0.18)  (0.18)  16.90  32.21    39,636  2.20(4)(5)(6) (0.87)(4)(5)(6)  165
10/31/00 .....  16.90  (0.26)    3.46     3.20      --   (0.98)  (0.98)  19.12  19.03    83,480  2.10(4)(6)    (1.27)(4)(6)     121
10/31/01 .....  19.12  (0.15)   (6.03)   (6.18)     --   (0.44)  (0.44)  12.50 (32.94)   59,653  2.10(4)       (0.99)(4)        203

                                                              CLASS II
                                                              --------
10/15/97-
10/31/97 .....  12.50     --    (0.53)   (0.53)     --      --      --   11.97  (4.24)      143  2.43(3)(4)(6)  0.54(3)(4)(6)     2
10/31/98 .....  11.97  (0.07)    1.06     0.99   (0.01)     --   (0.01)  12.95   8.26     2,490  2.43(4)(6)    (0.53)(4)(6)      98
10/31/99 .....  12.95  (0.14)    4.26     4.12      --   (0.18)  (0.18)  16.89  32.24    15,619  2.16(4)(5)(6) (0.97)(4)(5)(6)  165
10/31/00 .....  16.89  (0.26)    3.46     3.20      --   (0.98)  (0.98)  19.11  19.04    69,826  2.10(4)(6)    (1.26)(4)(6)     121
10/31/01 .....  19.11  (0.15)   (6.03)   (6.18)     --   (0.44)  (0.44)  12.49 (32.96)   50,468  2.10(4)(6)    (0.98)(4)(6)     203

                                                               CLASS Z
                                                               -------
10/03/00 .....  20.28  (0.01)   (0.76)   (0.77)     --      --      --   19.51   3.80       148  0.88(3)(4)(6) (0.42)(3)(4)(6)  121
10/31/01 .....  19.51   0.03    (6.18)   (6.15)     --   (0.44)  (0.44)  12.92 (32.11)      493  0.88(4)        0.20(4)         203


----------

(1)   Calculated based upon average shares outstanding

(2)   Total return is not annualized and does not reflect sales load

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                        10/31/97   10/31/98    10/31/99    10/31/00    10/31/01
                         -------    -------     -------     -------      -------
      A ................   0.58%       0.62%      0.37%      0.34%        0.30%
      B ................   1.26%       0.67%      0.44%      0.32%        0.30%
      II................   3.12%       2.11%      0.60%      0.35%        0.30%
      Z ................     --          --         --      26.87%        5.44%

(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

(6) The ratio reflects an expense cap which is net of custody credits of less than (0.01%) or waivers/reimbursement if applicable.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FOCUSED VALUE PORTFOLIO


                                   NET                                                                             RATIO OF
                                   GAIN                                                                              NET
                                  (LOSS)                                                                           INVEST-
                  NET               ON             DIVI-                                             RATIO          MENT
                 ASSET    NET    INVEST-   TOTAL   DENDS                                            OF EX-         INCOME
                 VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-             NET            NET    PENSES         (LOSS)
                 BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL    ASSET          ASSETS     TO             TO        PORT-
                  NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-     VALUE,  TOTAL  END OF   AVERAGE        AVERAGE     FOLIO
PERIOD             OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-    END OF  RETURN PERIOD     NET            NET       TURN-
ENDED            PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS    PERIOD   (2)   (000'S)  ASSETS         ASSETS      OVER
------           ------  -----  --------   -----  ------- ------  ------    ------  ------ -------  ------         -------     ----
                                                               CLASS A
                                                               -------

11/01/99-
10/31/00 ...... $12.50  $ 0.03  $3.73    $3.76    $  --  $   --   $   --   $16.26  30.08% $40,755  1.55%(3)(4)(5) 0.19%(3)(5)  220%
10/31/01 ......  16.26    0.02   1.10     1.12       --   (0.71)   (0.71)   16.67   6.95  136,063  1.55(4)(6)     0.13(6)      245

                                                              CLASS B
                                                              -------
11/01/99-
10/31/00 ......  12.50   (0.07)  3.73     3.66       --      --       --    16.16  29.28   33,418  2.20(3)(4)(5)  (0.52)(3)(5)  220
10/31/01 ......  16.16   (0.09)  1.11     1.02       --   (0.71)   (0.71)   16.47   6.35  190,304  2.20(4)(6)     (0.51)(6)     245

                                                              CLASS II
                                                              --------

11/01/99-
10/31/00 ......  12.50   (0.08)  3.74     3.66       --      --       --    16.16  29.28   73,484  2.20(3)(4)(5)  (0.53)(3)(5)  220
10/31/01 ......  16.16   (0.09)  1.10     1.01       --   (0.71)   (0.71)   16.46   6.29  213,088  2.20(4)(6)     (0.52)(6)     245


--------------

(1)   Calculated based upon average shares outstanding

(2)   Total return is not annualized and does not reflect sales load

(3)   Annualized

(4)   Net of the following expense reimbursements (based on average net assets):


                                                      10/31/00    10/31/01
                                                       -------     -------
      A ............................................   0.50%        0.19%
      B ............................................   0.59%        0.20%
      II ...........................................   0.50%        0.18%



(5) The ratio reflects an expense cap which is net of custody credits (0.01%) or waivers/reimbursements if applicable.


(6) The ratio reflects an expense cap which is net of custody credits of less than (0.01%) or waivers/reimbursement if applicable.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


You may obtain copies of these documents or ask questions about the Portfolios by contacting:

         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue, 3rd Floor
         New York, New York 10017-3204
         1-800-858-8850, extension 5125
         www.sunamericafunds.com

or

by calling your broker or financial advisor.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102. You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


DISTRIBUTOR: SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-07797

                                                                      [AIG LOGO]

Distributed by:

SUNAMERICA CAPITAL SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204
800-858-8850 EXT. 5125



For more complete information on any of the mutual funds distributed by SunAmerica Capital Services, including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850, ext. 5660. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.

www.sunamericafunds.com





FOCPR-1/02                                                            [AIG LOGO]

--------------------------------------------------------------------------------
  JANUARY 30, 2002                                                  PROSPECTUS
--------------------------------------------------------------------------------




SUNAMERICA

            FOCUSED GROWTH AND INCOME PORTFOLIO
            SUNAMERICA GNMA FUND
            SUNAMERICA GROWTH OPPORTUNITIES FUND

              CLASS Y SHARES









The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.








                                                           [LOGO] AIG SUNAMERICA
                                                                    MUTUAL FUNDS

TABLE OF CONTENTS
=================---------------------------------------------------------------

FUND HIGHLIGHTS .....................................................    2

SHAREHOLDER ACCOUNT INFORMATION .....................................    9

MORE INFORMATION ABOUT THE FUNDS ....................................   12

     INVESTMENT STRATEGIES ..........................................   12

     GLOSSARY .......................................................   14

          INVESTMENT TERMINOLOGY ....................................   14

          RISK TERMINOLOGY ..........................................   15

FUND MANAGEMENT .....................................................   16

INFORMATION ABOUT ADVISERS ..........................................   17

FINANCIAL HIGHLIGHTS ................................................   18










                                                           [LOGO] AIG SUNAMERICA
                                                                    MUTUAL FUNDS

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to provide you with information about three SunAmerica Mutual Funds and their investment goals, principal investment strategies, and principal investment techniques. The goal of the Focused Growth and Income Portfolio and Growth Opportunities Fund may be changed without shareholder approval, although you will receive notice of any change; the goal of the GNMA Fund may not be changed without shareholder approval. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment in a Fund will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Portfolios," on pages 12-13, and the glossary that follows on page 14.


Q:   WHAT ARE THE FUNDS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND TECHNIQUES?

A:

                               PRINCIPAL                      PRINCIPAL
                 INVESTMENT    INVESTMENT                     INVESTMENT
   FUND            GOAL         STRATEGY                      TECHNIQUES
   ----          ----------    ----------                     ----------
FOCUSED          long-term     growth,          active trading of equity
GROWTH AND       growth of     and focus        securities selected to achieve a
INCOME           capital and                    blend of growth companies, value
PORTFOLIO        current                        companies and companies that the
                 income                         Advisers believe have elements
                                                of growth and value, issued by
                                                large-cap companies, including
                                                those that offer the potential
                                                for a reasonable level of
                                                current income. Each Adviser may
                                                emphasize either a growth
                                                orientation or a value
                                                orientation at any particular
                                                time

GNMA FUND        current       fixed income     active trading of
                 income, with  investing        mortgage-backed securities of
                 capital                        high credit quality issued or
                 appreciation                   guaranteed by the Government
                 as a secondary                 National Mortgage Association
                 objective                      (GNMA) without regard to the
                                                maturities of such securities.
                                                Under normal market conditions,
                                                at least 65% of the Fund's total
                                                assets will be invested in such
                                                securities

GROWTH           capital       growth           active trading of common stocks
OPPORTUNITIES    appreciation                   that demonstrate the potential
FUND                                            for capital appreciation, issued
                                                generally by mid-cap companies

--------------------------------------------------------------------------------
                                       Q&A

When deemed appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal. A focus strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment.


A FOCUS philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each Adviser of the Focused Growth and Income Portfolio will invest in up to ten securities and the Portfolio will hold up to 30 securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Fund.

The "GROWTH" ORIENTED philosophy to which the Growth Opportunities Fund subscribes, and to which the Focused Growth and Income Portfolio partly subscribes--that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average earnings growth; to have significant potential for earnings growth; to have the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.


The "VALUE" ORIENTED philosophy to which the Focused Growth and Income Portfolio partly subscribes--that of investing in securities believed to be undervalued in the market--reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

The strategy of "FIXED INCOME INVESTING" in which the GNMA Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant, the strength of the underlying issuer. The GNMA Fund will utilize this strategy in seeking to achieve its investment goal as described in the chart.

The GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Fund itself are not guaranteed or insured by the U.S. government or by any government entity.
--------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FOCUSED GROWTH AND INCOME PORTFOLIO

The Focused Growth and Income Portfolio provides investors with access to three different professional Advisers, each with a distinct methodology within a particular investment style. Each Adviser manages a separate portion of the Portfolio.

MARKET CAPITALIZATION RANGES


Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The market capitalization ranges applicable to the Focused Growth and Income Portfolio or the Growth Opportunities Fund will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.4 billion or less for the Small-Cap category; between $1.4 billion and $8.7 billion for the Mid-Cap category; and $8.7 billion or more for the Large-Cap category.


Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

A: The following section describes the principal risks of each Fund, while the chart on pages 12-13 describes various additional risks.


     PRINCIPAL RISKS--ALL FUNDS

     Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Fund will be able to achieve its investment goals. If the value of the assets of a Fund goes down, you could lose money.

     RISKS OF INVESTING IN EQUITY SECURITIES--FOCUSED GROWTH AND INCOME PORTFOLIO AND GROWTH OPPORTUNITIES FUND

     The Focused Growth and Income Portfolio and Growth Opportunities Fund invest primarily in equity securities. As with any equity fund, the value of your investment in either of these Funds may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Funds may underperform the market generally.

     RISKS OF NON-DIVERSIFICATION--FOCUSED GROWTH AND INCOME PORTFOLIO

     The Focused Growth and Income Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

     RISKS OF INVESTING IN BONDS--GNMA FUND

     The bond  market as a whole could go up or down  (sometimes  dramatically).
     Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in the Fund may go up or down in response to changes in interest rates. Also, defaults (or even the potential for future default) by bond issuers may cause the value of your investment in the Fund to go down.

     RISK OF PREPAYMENT--GNMA FUND

     The Fund will invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be "prepaid" at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities. Generally, long term bonds are more interest rate sensitive than short term bonds.

     RISK OF MID-CAP COMPANIES--GROWTH OPPORTUNITIES FUND

     Stocks of mid-cap companies may be more volatile than, and not as readily marketable as, those of larger companies.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

Q:   HOW HAVE THE FUNDS PERFORMED HISTORICALLY?


A: The Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Fund will perform in the future. The returns shown in the bar chart are for either Class A shares or Class B shares of the Funds. Class Y shares would have had substantially similar annual returns as those shown for Class A shares or Class B shares because the Class Y shares are invested in the same portfolio of securities as those of the Class A shares or Class B shares. The annual returns of the Class Y shares would differ from those of the Class A shares or Class B shares only to the extent that the Classes do not have the same fees and expenses. Class Y shares commenced offering on January 30, 2002.


FOCUSED GROWTH AND INCOME PORTFOLIO  (CLASS B)

[Data below represent bar chart in printed piece.]

 '98      '99       '00        '01
------   ------   -------    -------
12.38%   57.18%   -16.71%    -20.15%


During the 4-year period shown in the bar chart, the highest return for a quarter was 45.62% (quarter ended December 31, 1999) and the lowest return for a quarter was -17.62% (quarter ended December 31, 2001).

Average Annual Total Returns
(as of the calendar year                              Past One     Since
ended December 31, 2001)                                Year      Inception****
Focused Growth and Income Portfolio*       Class B     -24.15%        3.73%
S&P 500 Index**                                        -11.88%        7.02%
Morningstar Large-Cap Blend Category***                -13.68%        5.37%


    * Includes sales charge.

   ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


  *** Developed  by  Morningstar,   the  Morningstar  Large-Cap  Blend  Category
      currently reflects a group of 1,231 mutual funds that have portfolios with median market capitalizations, price/earnings ratios, and price/book ratios similar to those of the Portfolio.


 **** Commenced offering on October 15, 1997.

================================================================================


--------------------------------------------------------------------------------

GNMA FUND  (CLASS B)

[Data below represent bar chart in printed piece.]

 '92    '93     '94    '95     '96    '97    '98     '99    '00     '01
-----  -----  ------  ------  -----  -----  -----  ------  ------  -----
4.37%  3.44%  -1.64%  17.30%  3.47%  9.47%  7.89%  -0.80%  10.62%  6.76%

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.86% (quarter ended June 30, 1995) and the lowest return for a quarter was -1.91% (quarter ended March 31, 1996).


Average Annual Total Returns
(as of the calendar year                     Past One    Past Five    Past Ten
ended December 31, 2001)                       Year        Years      Years****
GNMA Fund*                         Class B     1.79%       6.40%        5.85%
Salomon Brothers GNMA Index**                  8.25%       7.48%        7.20%
Lipper GNMA Category***                        7.53%       6.54%        6.40%


    * Includes sales charge.

   ** The  Salomon  Brothers  GNMA  Index is  comprised  of 126 issues of 15 and
      30-year fixed-rate pass-through mortgage-backed securities.

  *** The Lipper  GNMA  category is  comprised  of funds that invest at least 65
      percent  of  their  assets  in  Government  NationalMortgage   Association
      securities.

 **** Commenced offering on April 25, 1983.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND  (CLASS A)

[Data below represent bar chart in printed piece.]

 '92       '93    '94      '95    '96      '97    '98     '99     '00      '01
------   ------  ------  ------  ------  ------  ------  ------  ------  -------
12.45%   10.80%  -4.79%  35.05%  12.48%  13.68%  23.15%  89.03%  -2.56%  -33.08%


During the 10-year period shown in the bar chart, the highest return for a quarter was 55.18% (quarter ended December 31, 1999) and the lowest return for a quarter was -26.35% (quarter ended December 31, 2001).

Average Annual Total Returns
(as of the calendar year                                Past One     Past Five      Past Ten
ended December 31, 2001)                                  Year         Years       Years*****
Growth Opportunities Fund*                    Class A   -36.94%       10.22%          11.35%
S&P 500(R)Index**                                       -11.88%       10.70%          12.93%
Morningstar Mid-Cap Growth Category***                  -21.28%        8.44%          10.30%
Russell Mid-Cap(R)Growth Index****                      -20.16%        9.02%          11.11%


    * Includes sales charge.

   ** The S&P 500(R) is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.


  *** Developed  by  Morningstar,   the  Morningstar   Mid-Cap  Growth  Category
      currently reflects a group of 688 mutual funds that have portfolios with median capitalizations, price/earnings ratios, and price/book ratios similar to those of the Fund.


 **** The Russell  Mid-Cap(R)  Growth Index  measures the  performance  of those
      Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

***** Commenced offering on January 28, 1987.

================================================================================


--------------------------------------------------------------------------------

Q:   WHAT ARE THE FUNDS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold Class Y shares of the Funds.


                                                         FOCUSED GROWTH                          GROWTH
                                                           AND INCOME              GNMA       OPPORTUNITIES
                                                            PORTFOLIO              FUND           FUND
                                                         ---------------           ----       -------------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
     Maximum Sales Charge (Load)                               None                 None           None
     Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                       None                 None           None
     Maximum Deferred Sales Charge (Load)
     (as a percentage of amount redeemed)                      None                 None           None
     Maximum Sales Charge (Load)
     Imposed on Reinvested Dividends                           None                 None           None
     Redemption Fee                                            None                 None           None
     Exchange Fee                                              None                 None           None
     Maximum Account Fee                                       None                 None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
     Management Fees                                           1.00%                0.50%          0.75%
     Distribution (12b-1) Fees                                 None                 None           None
     Other Expenses(1)                                         0.54%                0.54%          0.43%
                                                               ----                 ----           ----
Total Annual Fund Operating Expenses(1)                        1.54%                1.04%          1.18%
                                                               ====                 ====           ====
Expense Reimbursement(1)                                       0.34%                  --             --
Net Expenses(2)                                                1.20%                1.04%          1.18%

(1) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are estimated.

(2) The Boards of Directors of each Fund, including a majority of the Independent Directors, approved the Investment Advisory and Management Agreements subject to the net expense ratios set forth above. The agreed upon net expense ratios shown above are determined by deducting a fixed percentage from the Funds' Class A shares net expense ratio and will change periodically as the net expense ratio of the Funds' Class A shares change. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Boards of Directors, without the approval of the Boards of Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.

================================================================================

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

                                                 1 year      3 years      5 years    10 years
Focused Growth and Income Portfolio ..........   $  122         381          660       1,455
GNMA Fund ....................................   $  106         331          574       2,120
Growth Opportunities Fund ....................   $  120         375          649       1,432

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

OPENING AN ACCOUNT, BUYING AND SELLING SHARES

Class Y shares are offered exclusively for sale to certain group plans including, but not limited to, state-sponsored tuition savings plans that have an agreement with SunAmerica Capital Services, Inc. to sell Class Y shares (a "Plan"). Class Y shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Y shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Y shares. Inquiries regarding the purchase, redemption or exchange of Class Y shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

TRANSACTION POLICIES

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAVfor each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at market at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

BUY AND SELL PRICES. When the Plan buys Class Y shares, it pays the NAV. When the Plan sells Class Y shares, it receives NAV. The NAV per share at which shares of the Funds are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the NAV per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.


EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives the Plan's request in good order. If the Fund or SunAmerica Capital Services, Inc. receives the Plan's order before the Fund's close of business (generally 4:00 p.m., Eastern time), the Plan will receive that day's closing price. If the Fund or SunAmerica Capital Services, Inc. receives the Plan's order after that time, the Plan will receive the next business day's closing price. The Fund and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.


During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Fund's shares may change on days when you will not be able to purchase or redeem your shares.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Focused Growth and Income Portfolio has made an election which requires it to pay a certain portion of redemption proceeds in cash.


At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES


ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from your bank account)

     o after any changes of name or address of the registered owner(s)

     o in all other circumstances, quarterly or annually, depending upon the Fund

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid quarterly by the Focused Growth and Income Portfolio, annually by the Growth Opportunities Fund and monthly by the GNMA Fund. Capital gains distributions, if any, are paid at least annually by the Funds.

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid. Contact your Plan administrator for more information.


TAXABILITY OF DIVIDENDS. As a qualified plan, the Plans that invest in Class Y generally pay no federal income tax. Individual participants in the plans should consult their Plan documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.

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--------------------------------------------------------------------------------














                       This Page Intentionally Left Blank

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MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   FOCUSED GROWTH
                                                     AND INCOME
                                                      PORTFOLIO
--------------------------------------------------------------------------------

What is the Fund's investment goal?             Long-term growth
                                                of capital and current income



--------------------------------------------------------------------------------
What principal  investment  strategies does     growth, value and focus
the Fund use to implement its
investment goal?

--------------------------------------------------------------------------------
What are the Fund's principal investment        active trading of large-cap
techniques?                                     companies that offer the
                                                potential for long-term
                                                growth of capital and
                                                reasonable level of current
                                                income




--------------------------------------------------------------------------------
What are the  Fund's  other  significant        o Foreign  securities
(non-principal) investments?




--------------------------------------------------------------------------------
What other types of securities may the Fund     o Short-term investments
normally invest in as part of efficient         o Defensive instruments
portfolio management and which may produce      o Options and futures
some income?                                    o Special situations



--------------------------------------------------------------------------------
What risks may affect the Fund?                 PRINCIPAL RISKS:
                                                o Market volatility
                                                o Securities selection
                                                o Non-diversification
                                                NON-PRINCIPAL RISKS:
                                                o Foreign exposure
                                                o Derivatives
                                                o Hedging

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                   INVESTMENT
                                   STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology used in the chart. Please review the glossary in conjunction with this chart.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       GROWTH
           GNMA                                    OPPORTUNITIES
           FUND                                         FUND
--------------------------------------------------------------------------------

Current income, with                     Capital appreciation
capital appreciation
as a secondary objective


--------------------------------------------------------------------------------
fixed income investing                   growth





--------------------------------------------------------------------------------
active trading mortgage-                 active trading of stocks
backed securities guaranteed             of mid-cap companies
by the Government National               that offer the potential
Mortgage Association without             for capital appreciation
regard to maturities of such
securities. Under normal
market conditions, at least
65% of the Fund's total
assets will be invested in such
securities

--------------------------------------------------------------------------------
o U.S. Government securities             o Small-cap stocks
o Short-term investments                 o Large-cap stocks
o When issued/delayed delivery
  transactions

--------------------------------------------------------------------------------
o Defensive instruments                  o Short-term investments
o Securities lending                       (up to 10%)
  (up to 33%)                            o Defensive instruments
o Borrowing for temporary                o Options and futures
  or emergency purposes                  o Special situations
  (up to 5%)



--------------------------------------------------------------------------------

PRINCIPAL RISKS:                         PRINCIPAL RISKS:
o Securities selection                   o Market volatility
o Interest rate fluctuations             o Securities selection
o Prepayment                             o Small and mid market capitalization
o NON-PRINCIPAL RISKS:                   NON-PRINCIPAL RISKS:
o Illiquidity                            o Technology companies
o Hedging                                o Derivatives
                                         o Hedging


--------------------------------------------------------------------------------

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MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

GLOSSARY

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL AND CAPITAL APPRECIATION are growth of the value of an investment.

ACTIVE TRADING means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect your performance. During periods of increased market volatility, active trading may be more pronounced.

FIXED-INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).


LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $8.7 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.4 billion and $8.7 billion.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.4 billion or less.


U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.


FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).


SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

MORTGAGE-BACKED SECURITIES directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the GNMA Fund itself are not guaranteed or insured by the U.S. government or any government entity.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

--------------------------------------------------------------------------------
LARGE-CAP COMPANIES AND MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Services, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.
--------------------------------------------------------------------------------

================================================================================


--------------------------------------------------------------------------------

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS generally involve the purchase or sale of a security with payment and delivery at some time in the future--i.e. beyond normal settlement.

SECURITIES LENDING involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund's return.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its Adviser, may fail to produce the intended return.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

TECHNOLOGY COMPANIES: The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies.

NON-DIVERSIFICATION: By concentrating in a smaller number of stocks, a Fund's risk is increased because the effect of each stock on the Fund's performance is greater.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

DERIVATIVES: Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

================================================================================

FUND MANAGEMENT
--------------------------------------------------------------------------------


SUNAMERICA ASSET MANAGEMENT CORP. SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except for certain portions of the Focused Growth and Income Portfolio as to which SunAmerica has delegated portfolio management to two other Advisers. For the most recent fiscal year of each Fund, the Funds paid SunAmerica an annual fee equal to the following percentage of average daily net assets:

                  Focused Growth and Income Portfolio                 1.00%
                  GNMA Fund                                           0.50%
                  Growth Opportunities Fund                           0.75%


SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $28.5 billion as of December 31, 2001. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.


ADDITIONAL INFORMATION ABOUT THE ADVISERS TO THE FOCUSED GROWTH AND INCOME PORTFOLIO SunAmerica, as the Focused Growth and Income Portfolio's investment manager, initially allocated the assets of the Focused Growth and Income Portfolio equally among the Advisers. SunAmerica will also allocate new cash from share purchases and redemption requests equally among the Advisers, unless SunAmerica determines, subject to the review of the Board, that a different allocation of assets would be in the best interests of the Fund and its shareholders.

With respect to the Focused Growth and Income Portfolio, SunAmerica intends to periodically review the asset allocation in the Fund to ensure that no portion of assets managed by an Adviser exceeds that portion managed by any other Adviser to the Fund by more than 5%. If such a condition exists, SunAmerica will then determine what actions, if any, to take to rebalance and reallocate assets among the Advisers. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Fund with a relatively lower total return.

SunAmerica may terminate any agreement with any Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Focused Growth and Income Portfolio with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Fund have the right to terminate an agreement with an Adviser for the Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for the Focused Growth and Income Portfolio.

Payments to Advisers for their services are made by SunAmerica, not by the Focused Growth and Income Portfolio.

DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Fund's shares and incurs the expenses of distributing the Funds' Class Y shares under a Distribution Agreement with respect to the Funds, none of which are reimbursed by or paid for by the Funds. There is no distribution plan in effect for the Class Y shares.


ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets.


SunAmerica, the Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------

The Adviser and Portfolio Managers for each Fund are described below:

FUND                                           ADVISER
-----                                          -------

Focused Growth and Income                      SunAmerica
Portfolio                                      Marsico Capital Management, LLC
                                               Harris Associates L.P.

GNMA Fund                                      SunAmerica

Growth Opportunities                           SunAmerica
Fund

DESCRIPTION OF THE ADVISERS


HARRIS ASSOCIATES L.P. HARRIS is a wholly owned subsidiary of CDC IXIS Asset Management, a leading French institutional money management company, and is located at Two North LaSalle Street, Chicago, Illinois. Harris manages money in three distinct business segments: separate accounts, mutual funds and alternative investments, and is the investment adviser to the Oakmark Mutual Funds. As of December 31, 2001, Harris had approximately $20.8 billion in assets under management.

MARSICO CAPITAL MANAGEMENT, LLC. MARSICO is a Delaware limited liability company located at 1200 17th Street, Suite 1300, Denver, Colorado 80202. As of December 31, 2001, Marsico had approximately $11.9 billion in assets under management. SUNAMERICA ASSET MANAGEMENT CORP. See page 16.


PORTFOLIO MANAGERS

                                         NAME, TITLE AND AFFILIATION
     FUND                                OF PORTFOLIO MANAGER OR TEAM           EXPERIENCE
     -----                               ----------------------------           ----------
     Focused Growth and                  William C. Nygren, CFA                 Mr. Nygren is a Partner of Harris Associates and
     Income Portfolio                    Partner and Portfolio Manager          is also a Portfolio Manager. Mr. Nygren has been
                                         (Harris)                               with Harris Associates since 1983 and has over 20
                                                                                years of investment experience. From 1990 to 1998,
                                                                                Mr. Nygren was the Director of Research of Harris
                                                                                Associates.

                                         Thomas F. Marsico                      Mr. Marsico has been the Chairman and Chief
                                         Portfolio Manager (Marsico)            Executive Officer of Marsico since he formed
                                                                                Marsico in 1997. From 1988 through 1997, Mr.
                                                                                Marsico served as the portfolio manager of the
                                                                                Janus Twenty Fund and, from 1991 through 1997,
                                                                                Mr. Marsico served as the portfolio manager of the
                                                                                Janus Growth & Income Fund.

                                         Francis Gannon                         Mr. Gannon has been a Senior Vice President of
                                         Portfolio Manager                      SunAmerica since October 1999 and Portfolio
                                         (SunAmerica)                           Manager with the firm since 1996. He joined
                                                                                SunAmerica as an equity analyst in 1993.

     GNMAFund                            Fixed Income Investment Team           The Team is composed of four portfolio managers
                                         (SunAmerica)                           and research analysts. SunAmerica's investment
                                                                                discipline is based on fundamental research of
                                                                                earnings, revenues and market opportunities.
                                                                                Investment decisions are based upon a company's
                                                                                underlying fundamentals and strategic position, in
                                                                                light of industry and market outlook.

     Growth Opportunities Fund           Domestic Equity Investment Team        The Team is composed of sixteen portfolio
                                         (SunAmerica)                           managers, research analysts and traders.
                                                                                SunAmerica's investment discipline is based on
                                                                                fundamental research of earnings, revenues and
                                                                                market opportunities. Investment decisions are
                                                                                based upon a company's underlying fundamentals and
                                                                                strategic position, in light of industry and
                                                                                market outlook.


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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Focused Growth and Income Portfolio and GNMA Fund (except for the period ended September 30, 2001, which is unaudited), has been audited by another independent accountant, whose reports, along with each Fund's financial statements, are incorporated by reference in the Funds' Statement of Additional Information (SAI), which is available upon request. The information for the Growth Opportunities Fund for the fiscal years ended September 30, 2000 and 2001 has been audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request. The financial highlights for the Growth Opportunities Fund for prior fiscal periods have been audited by another independent accountant. Class Y shares would have had substantially similar total returns as those shown for Class A and Class B shares because the shares are invested in the same portfolio of securities as the Class A or Class B shares. The total returns of the Class Y shares would differ from those of the Class A or Class B shares only to the extent that Class A or Class B shares are subject to higher fees than Class Y shares. If these amounts were reflected, returns would be less than those shown.

FOCUSED GROWTH AND INCOME PORTFOLIO

                                      NET GAIN
                             NET     (LOSS) ON        TOTAL     DIVIDENDS  DISTRI-
               NET ASSET   INVEST-    INVEST-         FROM      FROM NET   BUTIONS             NET ASSET           NET ASSETS
                VALUE,      MENT    MENTS (BOTH      INVEST-   INVEST-    FROM       TOTAL    VALUE,               END OF
PERIOD         BEGINNING   INCOME   REALIZED AND      MENT        MENT     CAPITAL    DISTRI-   END OF     TOTAL     PERIOD
ENDED          OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS    INCOME     GAINS     BUTIONS   PERIOD   RETURN(2)   (000'S)
-----          --------   --------- ------------  ------------  ---------- --------   -------  --------- --------- -----------
                                                    CLASS B
                                                    -------
10/15/97-
10/31/97 .....  $12.50     $   --     $(0.54)        $(0.54)      $   --    $   --    $   --    $11.96    (4.32)%    $   941
10/31/98 .....   11.96      (0.07)      1.08           1.01        (0.01)       --     (0.01)    12.96     8.43       16,157
10/31/99 .....   12.96      (0.13)      4.25           4.12           --     (0.18)    (0.18)    16.90    32.21       39,636
10/31/00 .....   16.90      (0.26)      3.46           3.20           --     (0.98)    (0.98)    19.12    19.03       83,480
10/31/01 .....   19.12      (0.15)     (6.03)         (6.18)          --     (0.44)    (0.44)    12.50   (32.94)      59,653

GNMA FUND
                                                    CLASS B
                                                    -------
3/31/97 ......  $10.45      $0.57     $(0.08)         $0.49       $(0.52)   $   --    $(0.52)   $10.42     4.82%     $18,929
3/31/98 ......   10.42       0.55       0.63           1.18        (0.52)    (0.02)    (0.54)    11.06    11.54       18,837
3/31/99 ......   11.06       0.50       0.12           0.62        (0.46)    (0.50)    (0.96)    10.72     5.63       26,061
3/31/00 ......   10.72       0.46      (0.30)          0.16        (0.44)       --     (0.44)    10.44     1.55       22,376
3/31/01 ......   10.44       0.53       0.74           1.27        (0.55)    (0.01)    (0.56)    11.15    12.45       38,190
9/30/01(7) ...   11.15       0.21       0.38           0.59        (0.23)       --     (0.23)    11.51     5.66       72,357

GROWTH OPPORTUNITIES FUND
                                                    CLASS A
                                                    -------
9/30/97 ......  $17.78     $(0.15)    $ 3.83         $ 3.68       $   --    $(0.80)   $(0.80)   $20.66    21.54%     $46,051
9/30/98 ......   20.66      (0.13)     (0.78)         (0.91)          --     (3.53)    (3.53)    16.22    (4.20)      38,437
9/30/99 ......   16.22      (0.19)      8.26           8.07           --     (1.17)    (1.17)    23.12    52.42       57,880
9/30/00 ......   23.12      (0.17)     21.77          21.60           --     (3.93)    (3.93)    40.79   102.04      206,531
9/30/01 ......   40.79      (0.14)    (22.33)        (22.47)          --     (2.90)    (2.90)    15.42   (58.23)      89,935


                RATIO OF NET
  RATIO OF       INVESTMENT
  EXPENSES      INCOME (LOSS)
 TO AVERAGE      TO AVERAGE     PORTFOLIO
 NET ASSETS      NET ASSETS      TURNOVER
 ----------     -------------   ---------


 2.43%(3)(4)(5)   0.29%(3)(4)(5)     2%
 2.43(4)(5)      (0.52)(4)(5)       98
 2.20(4)(6)      (0.87)(4)(6)      165
 2.10(4)(5)      (1.27)(4)(5)      121
 2.10(4)(5)      (0.99)(4)(5)      203




 2.07%            5.46%            426%
 2.13             5.09             529
 2.07             4.53             456
 2.03             4.41             910
 1.64(8)          5.11(8)          833
 1.64(3)(9)(8)    3.82(3)(9)(8)    170




 1.64%           (0.84)%           332%
 1.62            (0.75)            377
 1.57            (0.93)            220
 1.43            (0.49)            139
 1.49            (0.57)            207

--------------------
  (1) Calculated based upon average shares outstanding.
  (2) Total return is not annualized and does not reflect sales load.
  (3) Annualized.
  (4) Net of the following expense reimbursements (based on average net assets):

                 10/31/97     10/31/98    10/31/99     10/31/00    10/31/01
                 --------     --------    --------     --------   -----------
                   1.26%        0.67%       0.44%       0.32%        0.30%

  (5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.
  (6) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
  (7) Unaudited.
  (8) Net of the following expense reimbursements (based on average net assets):

                  3/31/97      3/31/00     3/31/01      9/30/01
                  -------      -------     -------      -------
                    --           --         0.33%        0.21%

  (9) The ratios reflect an expense cap of 1.64%, which are net of custody credits of (0.01%) or waivers/reimbursements if applicable.

================================================================================

FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Funds and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last applicable period.

     STATEMENTS OF ADDITIONAL INFORMATION (SAIS). Contain additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAIs by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:

         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue, 3rd Floor
         New York, New York 10017-3204
         1-800-858-8850, extension 5125
         www.sunamericafunds.com

or
by calling your broker or financial advisor.

Information about the Funds (including the SAIs) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.


                                                           [LOGO] AIG SUNAMERICA
                                                                    MUTUAL FUNDS


DISTRIBUTOR: SunAmerica Capital Services

INVESTMENT COMPANY ACT
File Nos. 811-07797 (SunAmerica Style Select Series, Inc.)
          811-4708 (SunAmerica Income Funds)
          811-4801 (SunAmerica Equity Funds)

                      SUNAMERICA STYLE SELECT SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 30, 2002



The SunAmerica Center                                    General Marketing and
733 Third Avenue, 3rd Floor                              Shareholder Information
New York, NY  10017-3204                                 (800) 858-8850


      SunAmerica Style Select Series, Inc. (the "Fund") is a mutual fund consisting of twelve different investment portfolios: o the Large-Cap Growth Portfolio, o the Mid-Cap Growth Portfolio, o the Small-Cap Growth Portfolio, o the Multi-Cap Growth Portfolio, o the Large-Cap Value Portfolio, o the Multi-Cap Value Portfolio, o the Small-Cap Value Portfolio, o the Focused Growth Portfolio, o the Focused TechNet Portfolio, o the Focused Growth and Income Portfolio, o the Focused Value Portfolio and o the Focused International Portfolio (each, a "Portfolio"). Each Portfolio is managed by SunAmerica Asset Management Corp. ("SunAmerica" or, where directly managing the assets of a Portfolio, the "Adviser"). The assets of each Portfolio are normally allocated to at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of other professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

      This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectuses dated January 30, 2002, as supplemented. To obtain a Prospectus free of charge, please call the Fund at
(800) 858-8850, extension 5125. The Prospectuses are incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectuses. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                                TABLE OF CONTENTS
                                                                            PAGE
THE FUND ......................................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................3

INVESTMENT RESTRICTIONS.......................................................44

DIRECTORS AND OFFICERS........................................................46

ADVISERS, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR..........52

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................62

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES...........................66

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.........................79

EXCHANGE PRIVILEGE............................................................80

DETERMINATION OF NET ASSET VALUE..............................................81

PERFORMANCE DATA..............................................................82

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................89

RETIREMENT PLANS..............................................................94

DESCRIPTION OF SHARES.........................................................96

ADDITIONAL INFORMATION........................................................98

FINANCIAL STATEMENTS.........................................................105

APPENDIX 1


      No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND


      The Fund, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of twelve Portfolios; each offering different classes, including Class A, Class B, Class II, Class I, Class Y and Class Z shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15, 1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offers Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class Y shares of the Focused Growth and Income Portfolio commenced offering on January 30, 2002.

      On August 22, 2001, the Directors approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the "Prior Small Cap Growth Fund"), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

                       INVESTMENT OBJECTIVES AND POLICIES


      The investment objective and policies of each of the Portfolios are described in the Fund's Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectuses, are discussed more fully below.

Unless  otherwise  specified,   each  Portfolio  may  invest  in  the  following
securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

TECHNOLOGY COMPANIES

      The Focused TechNet Portfolio will invest, under normal market conditions, at least 65% of its total assets in companies whose principal businesses the Advisers believe will significantly benefit from advances or improvements in technology ("technology companies"). Many of the industries in which technology companies are found have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market may be expected to grow with the market. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small-cap to mid-cap companies. The Portfolio's investment policy is not limited to any minimum capitalization requirement and the Portfolio may hold securities without regard to the capitalization of the issuer.

      Companies in the rapidly changing fields of technology face special risks. For example, their products or services many not prove commercially successful or may become obsolete quickly. The value of the Focused TechNet Portfolio's shares may be susceptible to factors affecting technology companies and to greater risk and market fluctuation than in investment in a corporation that invests in a broader range of portfolio securities not focus on any particular market segment. Technology companies may be subject to greater governmental regulation than many other companies and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these companies. Additionally, these companies may be subject to risks of developing technologies, competitive pressure and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

WARRANTS AND RIGHTS

      A Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

      Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

INVESTMENT IN SMALL, UNSEASONED COMPANIES

      As described in the Prospectuses, each Portfolio may invest in the securities of small companies having market capitalizations under $1.35 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

      Companies with market capitalization of $1.09 billion to $15.7 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile Large-Cap companies.

FOREIGN SECURITIES

      Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each

Fund is authorized to invest in foreign securities. A Fund may purchase securities issued by issuers in any country.

      Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio except the Focused Growth Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted The Focused Growth Portfolio may only invest in U.S. dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio except the Focused Growth Portfolio also may invest in securities denominated in European Currency Units
(ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio except Focused Growth Portfolio may invest in securities denominated in other currency "baskets."

      Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (E.G., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on

U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

      The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

      Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios' shares may change on days when a shareholder will not be able to purchase or redeem shares.

FOREIGN INVESTMENT COMPANIES

      Each Portfolio except the Focused Growth Portfolio, Focused TechNet Portfolio and the Focused Value Portfolio may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Large-Cap Growth, Multi-Cap Growth and Focused International Portfolios may invest also in foreign investment companies that invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act. Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the

Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses.

      The Large-Cap Growth, Multi-Cap Growth and Focused International Portfolios may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

FIXED INCOME SECURITIES

      Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

      The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

      The Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Multi-Cap Growth Portfolio and Large-Cap Value Portfolio may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality. The Large-Cap Growth Portfolio and the Multi-Cap Growth Portfolio may also invest in debt securities rated below "BBB" or "Baa" or unrated securities of comparable quality (junk bonds).

      The Focused Growth and Income Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused International Portfolio may invest up to 20% of its total assets in debt securities which may include debt securities that the Advisers expect to have the potential for capital appreciation, including debt securities rated below "BBB" by Standard & Poor's, or "Baa" by Moody's, or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).

      The Focused Growth Portfolio currently invests only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

      The Small-Cap Growth Portfolio may invest up to 20% of its total assets in investment grade debt securities and preferred stocks that are not convertible into common stocks.

      "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or
Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

      Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

RISKS OF INVESTING IN LOWER RATED BONDS

      As described above, debt securities in which the Large-Cap Growth Portfolio, Multi-Cap Growth Portfolio, Focused Growth and Income Portfolio, Multi-Cap Value Portfolio, Small Cap Value Portfolio and Focused International Portfolio may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix.

      Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

      High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

      There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

      Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Portfolio's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

      Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

      The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

      As a result of all these factors, the net asset value of the Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

CORPORATE DEBT INSTRUMENTS

      These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Focused Growth Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. GOVERNMENT SECURITIES

      Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

      Each Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

      Each Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

      A Portfolio may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

      The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

      The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

            GNMA CERTIFICATES.

      GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

            FHLMC CERTIFICATES.

      The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

      GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

            FNMA CERTIFICATES.

      FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

      Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

      The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

      Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

            COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS").

      Another type of mortgage-backed security in which each Portfolio may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (E.G., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

      Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

      Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

      Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

      A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

            STRIPPED MORTGAGE-BACKED SECURITIES.

      Each Portfolio may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only U.S. government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

CERTAIN ADDITIONAL RISK FACTORS RELATING TO HIGH-YIELD BONDS

            SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES.

      High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

            PAYMENT EXPECTATION.

      High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

            LIQUIDITY AND VALUATION.

      There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio's investment Portfolio and the Portfolio's Directors may have to use a greater degree of judgment in making such valuations.

ASSET-BACKED SECURITIES

      Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

      Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS

      Fixed income securities in which a Portfolio may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

LOAN PARTICIPATIONS

      Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

      The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they can not be sold within seven days.

SHORT-TERM DEBT SECURITIES

      In addition to its primary investments, each Portfolio may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (except that the Focused Growth Portfolio may not invest in non-U.S. dollar denominated money market instruments) (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The types of short-term and temporary defensive investments in which a Portfolio may invest are described below:

MONEY MARKET SECURITIES

      Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit. In addition, Janus Capital Corporation ("Janus") and T. Rowe Price Associates, Inc. ("T. Rowe Price") may invest idle cash of the assets of the Portfolios that they advise in money market mutual funds that they manage. Such an investment may entail additional fees.

COMMERCIAL BANK OBLIGATIONS

      Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the

Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

SAVINGS ASSOCIATION OBLIGATIONS

      Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

COMMERCIAL PAPER

      Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

CORPORATE BONDS AND NOTES

      A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

GOVERNMENT SECURITIES

      Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

      A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

DIVERSIFICATION

      Each Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

      Because each Portfolio may invest, and the Focused Growth Portfolio, the Focused TechNet Portfolio, the Focused Growth and Income Portfolio, the Focused Value Portfolio and the Focused International Portfolio invests, in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio's performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

      In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

DERIVATIVES STRATEGIES

      Each Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions, except that the Focused Growth Portfolio will not write calls on securities that are traded on foreign securities exchanges. After writing a call, up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (I.E., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

      In addition, the Portfolio could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

      Each Portfolio may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. A Portfolio will receive a premium for writing a put option that increases the Portfolio's return. A Portfolio writes only covered put options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

      Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio may use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. government securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies, except that the Focused Growth Portfolio will not use foreign currency futures contracts or Forward Contracts on foreign currencies. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each such Portfolio may also buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

      Forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. Each Portfolio may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions. Each such Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

            EURODOLLAR INSTRUMENTS.

      If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

      A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot ("cash") rate. Additional information about the derivatives the Portfolio may use is provided below.

OPTIONS

            OPTIONS ON SECURITIES.

      As noted above, each Portfolio may write and purchase call and put options (including yield curve options) on equity and debt securities.

      When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

      To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

      When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

      A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

      When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

      Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

            OPTIONS ON FOREIGN CURRENCIES.

      Each Portfolio except the Focused Growth Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a

Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

            OPTIONS ON SECURITIES INDICES.

      As noted above under "Derivatives Strategies," each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

            FUTURES.

      Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

      Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

      Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

      As noted above, each Portfolio except the Focused Growth Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

      Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            OPTIONS ON FUTURES.

      As noted above, Portfolios may purchase and write options on interest rate futures contracts, stock and bond index futures contracts, Forward Contracts and foreign currency futures contracts, except that the Focused Growth Portfolio will not purchase or write options on foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

      The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS ON FOREIGN CURRENCIES

      A forward contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a forward contract on foreign currencies. The Focused Growth Portfolio does not utilize Forward Contracts on foreign currencies.

      A Portfolio may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      A Portfolio may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a forward contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

      A Portfolio may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a forward contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

      The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

      The precise matching of the forward contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

      Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      At or before the maturity of a forward contract on foreign currencies requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to a Portfolio of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a forward contract on foreign currencies.

      Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT OPTIONS

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

      A Portfolio's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission ("SEC"), OTC options purchased by a Portfolio and the amount of the Portfolio's obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF DERIVATIVES

      Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

      Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

      If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

      When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1)
other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

OTHER DERIVATIVES STRATEGIES

      In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

ILLIQUID AND RESTRICTED SECURITIES

      No more than 15% of the value of a Portfolio's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

      Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

SHORT SALES

      Each Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

      Each Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES

      Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. The Focused Growth Portfolio will not invest in Hybrid Instruments. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

      The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

      Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

      Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

      The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

      Each Portfolio except the Focused Growth Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

      A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

      To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

      When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that each Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

BORROWING

      As a matter of fundamental policy each Portfolio is authorized to borrow up to 33 1/3% of its total assets. Each Portfolio may borrow up to 33 1/3% of its total assets for temporary or emergency purposes. To enhance investment performance, each Portfolio (except the Focused Growth Portfolio, notwithstanding Fundamental Investment Restriction number 5) may borrow money for investment purposes and may pledge assets to secure such borrowings. This is the speculative factor known as leverage. This practice may help increase the net asset value of the assets of a Portfolio in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio's assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio's assets would be reduced due to the added expense of interest on borrowed monies. Each Portfolio is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets). The time and extent to which a Portfolio may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

      In seeking to enhance investment performance, each Portfolio except the Focused Growth Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the respective Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the

Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

      Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33?% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

      Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

REVERSE REPURCHASE AGREEMENTS

      A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

DOLLAR ROLLS

      Each Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

      Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

STANDBY COMMITMENTS

      Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS

      In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

      A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk.. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

      Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

      The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

SPECIAL SITUATIONS

      A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

      Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages  and derive  income from the  collection  of interest  payments.  Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

      Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

      Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

      The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

      1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

      2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

      3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

      4.    Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

      5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

      6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

      7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

      The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

      8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

      9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

      10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except (i) to the extent permitted by applicable law; and (ii) that T. Rowe Price and Janus may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

      11. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

      In applying the industry concentration investment restriction (no. 1 above), Berger LLC, for its subadvised portion of the Small Cap Value Portfolio, uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated.

      The Focused TechNet Portfolio primarily invests in companies whose principal businesses are believed to be in a position to significantly benefit from advances or improvements in technology (previously defined as "technology companies"). Technology companies may be found in many different industries, and for purposes of investment restriction no. 1, "industry" is determined by reference to the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, published by the Securities and Exchange Commission.

                             DIRECTORS AND OFFICERS


      The following table lists the Directors and executive officers of the Fund, their ages and principal occupations during the past five years. The business address for each Director and executive officer is The SunAmerica Center, 733 Third Avenue, 3rd Floor, New York, NY 10017-3204. For the purposes of this Statement of Additional Information, the SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc. and the Fund. An asterisk indicates those Directors who are interested persons of the Fund within the meaning of the 1940 Act.

------------------------- ----------------- ------------------------------------
                          POSITION          PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS     WITH THE FUND     DURING PAST 5 YEARS
------------------------- ----------------- ------------------------------------
S. James Coppersmith      Director          Retired;  formerly,   President  and
DOB: February 21, 1933                      General Manager, WCVB-TV, a division
                                            of the Hearst Corp.  (1982 to 1994);
                                            Director/ Trustee of SAMF and Anchor
                                            Series Trust ("AST").
------------------------- ----------------- ------------------------------------
Samuel M. Eisenstat       Chairman          Attorney,     solo     practitioner;
DOB: March 7, 1940        of the Board      Chairman    of   the    Boards    of
                                            Directors/Trustees  of SAMF, AST and
                                            SASRF.
------------------------- ----------------- ------------------------------------
Stephen J. Gutman         Director          Partner and Managing  Member of B.B.
DOB: May 10, 1943                           Associates  LLC (menswear  specialty
                                            retailing   and  other   activities)
                                            since June 1988; Director/Trustee of
                                            SAMF, AST and SARF.
------------------------- ----------------- ------------------------------------

------------------------- ----------------- ------------------------------------
                          POSITION          PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS     WITH THE FUND     DURING PAST 5 YEARS
------------------------- ----------------- ------------------------------------
Peter A. Harbeck*         Director and      Director and President,  SunAmerica,
DOB: January 23, 1954     President         since  August  1995;  Director,  AIG
                                            Asset Management International, Inc.
                                            ("AIGAMI")   since   February  2000;
                                            Managing   Director,   John   McStay
                                            Investment  Counsel,  L.P.  ("JMIC")
                                            since  June  1999;  Director,  SACS,
                                            since  August  1993;   Director  and
                                            President, SunAmerica Fund Services,
                                            Inc.   ("SAFS"),   since  May  1988;
                                            President, SAMF, AST and SASRF.
------------------------- ----------------- ------------------------------------
Sebastiano Sterpa         Director          Founder and Chairman of the Board of
DOB: July 18, 1929                          the Sterpa Group (real estate) since
                                            1962; Director, Real Estate Business
                                            Service and  Countrywide  Financial;
                                            Director/ Trustee of SAMF.
------------------------- ----------------- ------------------------------------
Dr. Judith L. Craven      Director          Retired   Administrator.    Trustee,
DOB: October 6, 1945                        North    American   Funds   Variable
                                            Product  Series  II,  15  investment
                                            portfolios    (November    1998   to
                                            present);  Director,  North American
                                            Funds Variable  Product Series I, 21
                                            investment  portfolios  (August 1998
                                            to present); Director, USLIFE Income
                                            Fund,   Inc.   (November   1998   to
                                            present);  Director, Compaq Computer
                                            Corporation   (1992   to   present);
                                            Director,  A.G. Belo Corporation,  a
                                            media  company  (1992  to  present);
                                            Director, SYSCO Corporation,  a food
                                            marketing and  distribution  company
                                            (1996 to present);  Director, Luby's
                                            Inc.,  a  restaurant  chain (1998 to
                                            present);  Director,  University  of
                                            Texas Board of Regents  (May 2001 to
                                            present);     Formerly,    Director,
                                            CypressTree   Senior  Floating  Rate
                                            Fund,  Inc. (June 2000 to May 2001);
                                            Formerly,  President,  United Way of
                                            the  Texas  Gulf  Coast,  a not  for
                                            profit  organization (1992 to 1998);
                                            Formerly,  Director,  Houston Branch
                                            of  the  Federal   Reserve  Bank  of
                                            Dallas  (1992  to  2000);  Formerly,
                                            Board Member,  Sisters of Charity of
                                            the  Incarnate  Word (1996 to 1999).
                                            Director/Trustee of SASFR and SAMF.
------------------------- ----------------- ------------------------------------

------------------------- ----------------- ------------------------------------
                          POSITION          PRINCIPAL OCCUPATIONS
NAME, AGE AND ADDRESS     WITH THE FUND     DURING PAST 5 YEARS
------------------------- ----------------- ------------------------------------
William F. Devin,         Director          Member  of the  Board of  Governors,
DOB: December 30, 1938                      Boston   Stock    Exchange    (1985-
                                            present).  Formerly,  Executive Vice
                                            President   of   Fidelity    Capital
                                            Markets,   a  division  of  National
                                            Financial    Services    Corporation
                                            (1966-1996);  Director,  CypressTree
                                            Senior   Floating  Rate  Fund,  Inc.
                                            (October    1997   to   May   2001).
                                            Director/Trustee   of  SAMF;  SASFR;
                                            NAFVI and NAFVII.
------------------------- ----------------- ------------------------------------
J. Steven Neamtz          Vice President    Executive      Vice       President,
DOB: October 14, 1958                       SunAmerica,    since   April   1996;
                                            Director  and Chairman of the Board,
                                            AIGAMI  since  February  2000;  Vice
                                            President, SAMF since November 1999;
                                            Director and President,  SACS, since
                                            April 1996.
------------------------- ----------------- ------------------------------------
Peter C. Sutton           Treasurer         Senior Vice  President,  SunAmerica,
DOB: August 22, 1964                        since  April 1997;  Vice  President,
                                            AIGAMI    since    February    2000;
                                            Treasurer and  Controller of Seasons
                                            Series Trust ("Seasons"), SunAmerica
                                            Series  Trust  ("SAST")  and  Anchor
                                            Pathway Fund ("APF") since  February
                                            2000;  Treasurer  of SAMF  and  AST,
                                            since February 1996;  Vice President
                                            of  SAST   and  APF,   since   1994;
                                            formerly,   Assistant  Treasurer  of
                                            SAST and APF from  1994 to  February
                                            2000; Vice President, Seasons, since
                                            April    1997;    formerly,     Vice
                                            President,  SunAmerica, from 1994 to
                                            1997.
------------------------- ----------------- ------------------------------------
Robert M. Zakem           Secretary and     Senior  Vice  President  and General
DOB: January 26, 1958     Chief Compliance  Counsel,   SunAmerica,  since  April
                          Officer           1993;   Vice   President,    General
                                            Counsel  and  Assistant   Secretary,
                                            AIGAMI    since    February    2000;
                                            Executive  Vice  President,  General
                                            Counsel and  Director,  SACS,  since
                                            August 1993; Vice President, General
                                            Counsel  and  Assistant   Secretary,
                                            SAFS,   since  January  1994;   Vice
                                            President,  SAST,  APF and  Seasons;
                                            Assistant  Secretary,  SAST and APF,
                                            since  September   1993;   Assistant
                                            Secretary,   Seasons,   since  April
                                            1997.
------------------------- ----------------- ------------------------------------

* A trustee who may be deemed to be an interested person as that term is defined in the 1940 Act.


      The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and each Portfolio and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's articles of incorporation. Directors and officers of the Fund are also Directors and officers of some or all of the other investment companies managed, administered or advised by SunAmerica, and distributed by SACS and other affiliates.


      The Fund pays each Director who is not an interested person of the Fund, SunAmerica or any Adviser, nor a party to any Management Agreement or Subadvisory Agreement (collectively, the "Disinterested Directors") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives an aggregate of up to $40,000 in annual compensation for acting as director or trustee to SAMF, a pro rata portion of which, based on relative net assets, is borne by the Fund. In addition, each Disinterested Director receives $20,000 in annual compensation from AST. Also, each Disinterested Director of SFR receives a $900 quarterly regular meeting fee. Each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in SAMF. Officers of the Fund receive no direct remuneration in such capacity from the Fund.


      In addition, each Disinterested Director also serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of up to $5,000 in annual compensation for serving on the Audit Committees of SAMF and/or AST, a pro rata portion of which, based on relative net assets, is borne by the Fund. The Fund also has a Nominating Committee, comprised solely of Disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

      The Directors (and Trustees) of SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of SAMF or AST (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Directors have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause
(i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.


      The following table sets forth information summarizing the compensation that the Fund paid each Disinterested Director for his services as Director for the fiscal year ended October 31, 2001. The Directors who are interested persons of the Fund receive no compensation.

                               COMPENSATION TABLE

---------------------- -------------- -------------- ------------- -------------
                                                                   TOTAL
                                      PENSION OR                   COMPENSATION
                                      RETIREMENT     ESTIMATED     FROM
                                      BENEFITS       ANNUAL        REGISTRANT
                       AGGREGATE      ACCRUED AS     BENEFITS      AND FUND
                       COMPENSATION   PART OF FUND   UPON          COMPLEX PAID
DIRECTOR               FROM FUND      EXPENSES*      RETIREMENT*+  TO DIRECTORS*
---------------------- -------------- -------------- ------------- -------------
S. James Coppersmith      $23,995        $42,533       $28,757        $70,000
---------------------- -------------- -------------- ------------- -------------
Samuel M. Eisenstat       $25,296        $36,720       $50,875        $79,000
---------------------- -------------- -------------- ------------- -------------
Stephen J. Gutman         $23,995        $37,235       $69,542        $70,000
---------------------- -------------- -------------- ------------- -------------
Sebastiano Sterpa**       $24,758        $11,232       $10,104        $49,167
---------------------- -------------- -------------- ------------- -------------
Judith L. Craven***
---------------------- -------------- -------------- ------------- -------------
William F. Devin***
---------------------- -------------- -------------- ------------- -------------

* Information is for the six investment companies in the complex that pay fees to these directors/trustees. The complex consists of SAMF, SFR and AST.

**    Mr. Sterpa, Dr. Craven and Mr. Devin are not trustees of AST.

*** Dr. Craven and Mr. Devin were elected to the Board after the end of the most recent fiscal year.

+     Assuming participant elects to receive benefits in 15 yearly installments.

      As of January 2, 2002, the Directors and officers of the Fund owned in the aggregate less than 1% of each Portfolio's total outstanding shares.

      The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio Class' shares outstanding as of January 2, 2002: Focused Value Portfolio - Class A-SunAmerica Inc., Los Angeles, CA 90067 - owned of record 16%; Class B - Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch"), Jacksonville, FL 32246 - owned of record 6%; Class II - Merrill Lynch - owned of record 5%; Focused TechNet Portfolio - Class Z - SunAmerica Asset Management Corp, New York, NY 10017 - owned of record 3%; FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 43%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 52%; Focused Growth Portfolio - Class B- Merrill Lynch, Jacksonville, FL 32246 - owned of record 8%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 14%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 12%; Vanguard Fiduciary Trust Co. for benefit of American International Group Inceptive Savings Pl, Valley Forge, PA 19482 - owned of record 73%; Focused Growth & Income Portfolio - Class Z - SunAmerica Asset Management Corp, New York, NY 10017 - owned of record 12%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 57%; FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 29%; Multi-Cap Growth Portfolio - Class B - Merrill Lynch,
Jacksonville,  FL  32246 -  owned  of  record  5%;  Class  II -  Merrill  Lynch,
Jacksonville, FL 32246 - owned of record 5%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 38%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 61%; Mid-Cap Growth Portfolio - Class A - SunAmerica, Inc., Acct #9107992, Los Angeles, CA 90067 - owned of record 5%; SunAmerica, Inc., Acct
#9107991, Los Angeles, CA 90067 - owned of record 5%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 6%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 11%; Large-Cap Value Portfolio - Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 20%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Multi-Cap Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246
- owned of record 8%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 8%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 47%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 52%; Small-Cap Value Portfolio - Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 6%; Class II - Merrill Lynch, Jacksonville, FL 32246 - owned of record 7%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 38%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 61%; Large-Cap Value Portfolio - Class A - SunAmerica, Inc., Los Angeles, CA 90067 - owned of record 5%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%; Class Z - FIIOC as Agent for Certain Employee Benefit Plans, Covington, KY 41015 - owned of record 20%; FIIOC as Agent for Certain Non-Qualified Employee Benefit Plans, Covington, KY 41015 - owned of record 79%; Large-Cap Growth Portfolio - Class A - SunAmerica, Inc., Century City, CA 90067
- owned of record 6%; Class B - Merrill Lynch, Jacksonville, FL 32246 - owned of record 5%. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Portfolio; Focused International Portfolio - Class A - SunAmerica Inc., Los Angeles, CA 90067-6100 - owned of record 94%; Class B - SunAmerica Asset Management, New York, NY 10017-3209 - owned of record 7%; Class B - Donaldson Lufkin Jenrette, Jersey City, NJ 07303-2052 - owned of record 7%; Small-Cap Growth - Class A - VALIC, Houston, TX 77019-2142 - owned of record 23%; Class B - VALIC, Houston, TX 77019-2142 - owned of record 6%; Class II - First Union National Bank, Charlotte, NC 28262-8522 - owned of record 6%; Class I - VALIC, Houston, TX 77019-2142 - owned of record 37%; VALIC Trust Company as custodian, Houston, TX 77019-7100 - owned of record 28%; VALIC Trust Company as custodian, Houston, TX 77019-7100 - owned of record 17%.

                     ADVISERS, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

SUNAMERICA ASSET MANAGEMENT CORP

      SunAmerica, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, 3rd Floor, New York, NY 10017-3204, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each Portfolio. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG"). As of June 30, 2001, SunAmerica managed in excess of $28.5 billion of assets.

      AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

      Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

      Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

      The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

      SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of 1.78% of the assets of Class A shares and 2.43% of the assets of Class B and Class II shares for each Portfolio other than those listed in the following two sentences. For Focused TechNet Portfolio 1.97%, 2.62%, 2.62%; for Focused Growth and Income 1.45%, 2.10%, 2.10%; for Focused Value Portfolio 1.55%, 2.20%, 2.20%; for Focused International Portfolio 1.95%, 2.60%, 2.60%,
each of Class A, Class B and Class II respectively. SunAmerica does not waive fees or reimburse expenses for Classes A, B, II and Z of the Focused Growth Portfolio. For Class Z, SunAmerica has agreed to waive fees and reimburse expenses, if necessary, to keep operating expenses at or below the following rates: Multi-Cap Growth Portfolio (1.21%); Large-Cap Value Portfolio (1.21%); Small-Cap Value Portfolio (1.21%); Multi-Cap Value Portfolio (1.21%); Focused TechNet Portfolio (1.40%); and Focused Growth and Income Portfolio (0.88%). For Class I, SunAmerica has agreed to waive fees and reimburse expenses, if necessary, to keep operating expenses at or below the following rates: Small-Cap Growth Portfolio (1.68%), Multi-Cap Value (1.68%) and Focused Value Portfolio (1.45%). SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period.


      The Management Agreement continues in effect with respect to each Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

      Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

THE ADVISERS.


      Fred Alger Management, Inc. ("Alger"), American Century Investment Management, Inc. ("American Century"), Baron Capital Management, Inc. ("Baron"), Berger Financial Group LLC ("Berger"), Credit Suisse Asset Management, LLC
("CSAM"), Davis Advisors ("Davis"), Dresdner RCM Global Investors LLC ("Dresdner"), EQSF Advisers, Inc. ("Third Avenue"), Harris Associates L.P. ("Harris"), Robert Fleming Inc. ("J.P. Morgan Fleming"), Janus, Jennison Associates LLC ("Jennison"), Lazard Asset Management ("Lazard"), Marsico Capital

Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS"), Morgan Stanley Investments L.P. ("Morgan Stanley"), Oberweis Asset Management, Inc. ("Oberweis"), Perkins, Wolf, McDonnell & Company ("PWM"), State Street Research and Management Company ("State Street Research"), T. Rowe Price, Thornburg Investment Management, Inc. ("Thornburg"), Van Wagoner Capital Management, Inc. ("Van Wagoner") and Wellington Management Company, LLP ("Wellington Management") act as Advisers to certain of the Portfolios pursuant to various subadvisory agreements with SunAmerica. SunAmerica advises a portion of the Multi-Cap Growth, Mid-Cap Growth, Large-Cap Growth, Focused TechNet and the Focused Growth and Income Portfolios.


      Each of the other Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision of by SunAmerica, which pays the other Advisers' fees. Alger is wholly owned by its principals. American Century is a wholly owned subsidiary of American Century Companies, Inc. Baron is a Delaware limited liability company and a wholly owned subsidiary of Baron Capital Group, a 100% employee-owned company. Berger is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 89% of Berger, and is an indirect subsidiary of Stilwell Financial Inc, ("Stilwell Financial"). CSAM is a member of Credit Suisse Asset Management, the institutional arm of Credit Suisse Group. Davis' sole general partner is Davis Investments, LLC, an entity controlled by Christopher C. Davis. Dresdner is an indirect wholly owned subsidiary of Allianz AG AG, an international banking organization. Harris is a wholly owned subsidiary of CDC IXIX Asset Management, a leading French institutional money management company. J.P. Morgan Fleming is a wholly owned subsidiary of J.P. Morgan Chase & Co. and is part of its asset management division, J.P. Morgan Fleming Asset Management. Janus is controlled by KCSI, which owns approximately 98% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company with principal operations in rail transportation and financial asset management businesses. Jennison is a direct, wholly-owned subsidiary of Prudential Investment Management, Inc., formerly known as The Prudential Investment Corporation, which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Lazard is a division of Lazard Freres & Co. LLC, a New York limited liability company. Thomas F. Marsico owns 50% of Marsico's voting stock and Bank of America owns 50% of Marsico's voting stock. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada. Morgan Stanley is a part of the asset Management division of Morgan Stanley, a financial services company. Tom Perkins owns 12% of PWM. Gregory E. Wolf owns 21% of PWM and serves as its treasurer and a director. Robert H. Perkins owns 46% of PWM's outstanding common stock. Oberweis is 100% employee and family owned, T. Rowe International is owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. Third Avenue is controlled by Martin J. Whitman. Thornburg is a privately held company. Van Wagoner is a privately owned company. Wellington Management is a private limited liability partnership. The following persons are managing partners of Wellington
Management: Robert W. Doran, Duncan M. McFarland and John R. Ryan. Laurie A. Gabriel has replaced Robert Duncan as a managing partner.

                             STYLE-BASED PORTFOLIOS

                                             PORTFOLIO MANAGEMENT ALLOCATED
        PORTFOLIO                             AMONG THE FOLLOWING ADVISERS
        ---------                            ------------------------------

Large-Cap Growth Portfolio                   Janus
                                             Jennison
                                             SunAmerica


Mid-Cap Growth Portfolio                     Morgan Stanley Investments L.P.
                                             T. Rowe Price
                                             SunAmerica


Small-Cap Growth Portfolio                   Baron
                                             Oberweis
                                             CSAM

Multi-Cap Growth Portfolio                   Janus
                                             SunAmerica
                                             CSAM

Large-Cap Value Portfolio                    Davis
                                             Thornburg
                                             Wellington Management

Small-Cap Value Portfolio                    Berger*
                                             Lazard
                                             Third Avenue

Multi-Cap Value Portfolio                    American Century
                                             Davis
                                             Robert Fleming Inc.

----------
* Pursuant to an agreement between Berger and PWM, PWM manages Berger's portion of the Small Cap Value Portfolio.


                               FOCUSED PORTFOLIOS

Focused Growth Portfolio                     Alger
                                             Jennison
                                             Marsico

Focused TechNet Portfolio                    Dresdner
                                             SunAmerica
                                             Van Wagoner

Focused Growth and Income Portfolio          SunAmerica
                                             Marsico
                                             Harris

Focused Value Portfolio                      American Century
                                             Third Avenue
                                             Thornburg

Focused International Portfolio              MFS
                                             Harris
                                             State Street Research

      As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio equally among the Advisers for that Portfolio, and subsequently allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders including when the assets managed by an Adviser exceed that portion managed by any other Adviser to the Portfolio. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.


      Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. In addition, with respect to each of the Focused Growth and Focused TechNet Portfolios, SunAmerica has agreed to pay an additional $100,000 to the Adviser with the highest total return for its portion of the Portfolio for each calendar year. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of assets of each Portfolio. For the fiscal year ended October 31, 2001, SunAmerica paid fees to the Advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Portfolio:
Large-Cap Growth Portfolio, 0.37%; Mid-Cap Growth Portfolio, 0.35%; Multi-Cap Growth Portfolio, 0.34%; Large-Cap Value Portfolio, 0.43%; Multi-Cap Value Portfolio, 0.50%; Small-Cap Value Portfolio, 0.55%; Focused Growth Portfolio
0.40%;  Focused  Growth and Income  Portfolio,  0.22%;  Focused Value  Portfolio
0.50%; Focused TechNet Portfolio 0.48%. For the Prior Small Cap Growth Fund, subadvisory fees were paid at the annual rate of 0.55% as a percentage of assets. For the Focused International Portfolio, because it has not commenced operations as of the date of this Statement of Additional Information, no fees have yet been paid to the Advisers. Based on the first dollar of assets, the aggregate subadvisory fee to be paid by the Focused International Portfolio would be .55%.

         The following table sets forth the total advisory fees incurred by each Portfolio pursuant to the Management Agreement, and the amount waived by the Adviser, for the fiscal years ended October 31, 2001, 2000 and 1999. No information is shown for the Focused International Portfolio, since it commenced operations in November 2001.

                                                           ADVISORY FEES
------------------------- ----------------------------------------------- ---------------------------------------------
PORTFOLIO+                                ADVISORY FEES*                              ADVISORY FEES WAIVED
------------------------- ----------------------------------------------- ---------------------------------------------
                               2001            2000            1999           2001           2000            1999
------------------------- --------------- --------------- --------------- ------------- ---------------- --------------
Large-Cap Growth
Portfolio                     $984,310      $1,284,121        $785,224            --              --              --
------------------------- --------------- --------------- --------------- ------------- ---------------- --------------

Mid-Cap Growth Portfolio    $1,409,163      $1,735,805      $1,172,218            --              --              --
------------------------- --------------- --------------- --------------- ------------- ---------------- --------------
Multi-Cap Growth
Portfolio                   $3,198,944      $4,383,211      $2,151,676            --              --          $4,116
------------------------- --------------- --------------- --------------- ------------- ---------------- --------------
Large-Cap Value
Portfolio                     $899,384        $629,304        $555,008            --         $60,581         $36,955
------------------------- --------------- --------------- --------------- ------------- ---------------- --------------
Multi-Cap Value
Portfolio                   $1,517,392      $1,489,746      $1,856,050            --              --         $11,479
------------------------- --------------- --------------- --------------- ------------- ---------------- --------------
Small-Cap Value
Portfolio                     $789,310        $471,360        $471,171        93,850        $117,780        $131,671
------------------------- --------------- --------------- --------------- -------------- --------------- --------------

Focused Growth Portfolio   $13,183,277     $13,196,864      $3,073,664            --        $615,935        $569,111
------------------------- --------------- --------------- --------------- -------------- --------------- --------------
Focused Growth and
Income Portfolio            $1,827,293      $1,778,603        $450,966       495,167        $569,263        $165,213
------------------------- --------------- --------------- --------------- -------------- --------------- --------------

Focused Value Portfolio     $3,658,600        $743,756              --       170,749        $371,876               --
------------------------- --------------- --------------- --------------- -------------- --------------- --------------
Focused TechNet
Portfolio                   $1,744,629      $1,025,920              --       189,296        $246,221***            --
------------------------- --------------- --------------- --------------- -------------- --------------- --------------


*     Without giving effect to fee waivers.

**    From date of inception of June 1, 1998.

***   From date of inception of May 22, 2000.

+ The Prior Small Cap Growth Fund paid advisory fees of $139,442, $9,513 and $3,034 for the fiscal year ended October 31, 2000, 1999 and for the period of since inception, January 6, 1998, to October 31, 1998, respectively. The Prior Small Cap Growth Fund's adviser waived fees and reimbursed expenses of $107,930, $52,756, and $44,262 for the fiscal years ended October 31, 2000, 1999 and for the period of since inception, January 6, 1998 to October 31, 1998, respectively.

      The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Under the terms of the Subadvisory Agreements, no Adviser is liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate any agreement with an Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with Advisers to which it is not "affiliated" as defined under the 1940 Act ("Unaffiliated Advisers") approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Advisers for new or existing Funds, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Adviser changes.


      The following table sets forth the total subadvisory fees incurred by each Portfolio pursuant to the Subadvisory Agreements, for the fiscal years ended October 31, 2001, 2000, and 1999. No information is shown for the Focused International Portfolio, since it commenced operations in November 2001.

                                SUBADVISORY FEES

---------------------------------------- ---------------------------------------
PORTFOLIO+                                      SUBADVISORY FEES
----------------------------- --------------------------------------------------
                                   2001             2000             1999
----------------------------- --------------- ---------------- -----------------
Large-Cap Growth Portfolio         295,118         $454,799         $369,324
----------------------------- --------------- ---------------- -----------------
Mid-Cap Growth Portfolio           517,275         $596,930         $555,329
----------------------------- --------------- ---------------- -----------------
Multi-Cap Growth Portfolio       1,107,818       $1,462,758         $783,872
----------------------------- --------------- ---------------- -----------------
Large-Cap Value Portfolio          387,797         $272,673         $240,450
----------------------------- --------------- ---------------- -----------------
Multi-Cap Value Portfolio          741,192         $742,396         $909,450
----------------------------- --------------- ---------------- -----------------
Small-Cap Value Portfolio          424,259         $258,756         $258,986
----------------------------- --------------- ---------------- -----------------
Focused Growth Portfolio         6,204,098       $6,210,289       $1,448,979
----------------------------- --------------- ---------------- -----------------
Focused Growth and
  Income Portfolio                 440,066         $398,598         $128,079
----------------------------- --------------- ---------------- -----------------
Focused Value Portfolio          1,800,688         $371,878               --
----------------------------- --------------- ---------------- -----------------
Focused TechNet Portfolio          621,767         $397,365**             --
----------------------------- --------------- ---------------- -----------------


*     From date of inception of June 1, 1998.

**    From date of inception of May 22, 2000.

+ The Prior Small Cap Growth Fund paid subadvisory fees of $80,730, $5,910 and $1,756 for the fiscal year ended October 31, 2000, 1999 and for the period of since inception, January 6, 1998, to October 31, 1998, respectively.

PERSONAL SECURITIES TRADING

      The Fund and SunAmerica have adopted a written Code of Ethics (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of the Fund or SunAmerica;
(2) any director or officer of the Underwriter who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.

      The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica.

THE DISTRIBUTOR

      The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SACS, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, 3rd Floor, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).


      SACS serves as Distributor of Class I, Class Y and Class Z shares and incurs the expenses of distributing the Class I, Class Y and Class Z shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.


      The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

      The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service Corporation and Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

      The Fund, on behalf of Class I shares of each applicable Portfolio, has entered into a Services Agreement (the "Class I Service Agreement") with SACS to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation. For services rendered, SACS receives a fee from the Fund of 0.25% of the daily net assets of the Portfolio's Class I shares.

DISTRIBUTION PLANS

      As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class I or Z shares. Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

      Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class II Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

      The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended October 31, 2001, 2000 and 1999. No information is shown for the Focused International Portfolio since it commenced operations in November 2001.

                           DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES
------------------- -------------------------------------- ------------------------------------- -----------------------------------
PORTFOLIO+                          2001                                   2000                                 1999
------------------- -------------------------------------- ------------------------------------- -----------------------------------
                      CLASS A     CLASS B       CLASS  II*     CLASS A     CLASS B    CLASS  II*   CLASS A      CLASS B    CLASS II*
------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ -----------
Large-Cap Growth
Portfolio               $95,835     $451,744     $258,753     $121,680    $612,993     $284,961    $77,434     $421,059    $142,925
------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ -----------
Mid-Cap Growth
Portfolio              $157,129     $729,713     $230,509     $187,749    $930,473     $248,270   $132,141     $680,834    $113,839
------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ -----------
Multi-Cap Growth
Portfolio              $388,647   $1,570,748     $494,288     $532,245  $2,170,897     $611,057   $289,200   $1,142,751    $177,291
------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ -----------
Large-Cap Value
Portfolio               $84,822     $388,883     $257,311      $57,231    $310,656     $149,172    $51,738     $319,565     $85,348
------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ -----------
Multi-Cap Value
Portfolio              $184,531     $809,224     $176,402     $183,495    $830,082     $132,812   $229,141   $1,057,857    $142,408
------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ -----------
Small-Cap Value
Portfolio               $94,635     $309,332     $199,737      $54,523    $217,503      $95,423    $54,357     $246,745     $67,918
------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ -----------
Focused Growth
Portfolio            $1,174,738   $5,488,463   $6,561,179   $1,186,074  $5,527,594   $6,499,351   $334,465   $1,443,431  $1,214,056
------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ -----------
Focused Growth and
Income Portfolio       $178,048     $710,167     $602,941     $188,783    $730,278     $508,875    $52,419     $237,408     $63,787
------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ -----------
Focused Value
Portfolio              $332,995   $1,167,373   $1,539,811      $85,099    $153,458     $347,158         --           --          --
------------------------------------------------------------------------------------------------------------------------------------
Focused TechNet
Portfolio***           $180,436     $385,874     $487,860     $105,281    $235,762     $282,109         --           --          --
------------------- ------------ ------------ ------------ ------------ ----------- ------------ ---------- ------------ -----------


* Class II shares of all Portfolios except the Focused Growth Portfolio were previously designated as Class C until December 1, 1998.

**    From date of inception of June 1, 1998.

***   From date of inception of May 22, 2000.


+ The Prior Small Cap Growth Fund paid distribution and account maintenance and service fees of $19,946, $126,447 and $26,752, for Class A, Class B and Class C respectively for the fiscal year ended October 31, 2001. Class C has been redesignated as Class II.


      Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

THE ADMINISTRATOR

      The Fund has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, 3rd Floor, New York, NY 10017-3204.

      The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.


      Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class II and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the
Fund). No portion of such fee is paid or reimbursed by Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out-of-pocket expenses. For the fiscal year ending October 31, 2001, the total amount paid to the Administrator by the Fund was $7,026,935. For further information regarding the Transfer Agent see the section entitled "Additional Information" below.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.

      Also, subject to best price and execution and consistent with applicable securities laws and regulations, the Board of Directors may instruct a
Subadviser to direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Portfolio expenses. Currently, the Portfolios have such an agreement with each of Lynch, Jones & Ryan and Instinet Corporation; however, a Portfolio may enter into agreements with other broker-dealers as well. Neither Lynch, Jones & Ryan nor Instinet Corporation is affiliated with any Subadviser. It is possible that broker-dealers participating in this program in the future might be affiliated with a Subadviser, including another Subadviser to the same Portfolio, subject to applicable legal requirements. The brokerage of one Portfolio will not be used to help pay the expenses of any other Portfolio or SunAmerica Mutual Fund. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the directed brokerage arrangements will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements.

      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

      Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

      Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolio, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, that it seeks to purchase or sell, or the price at which such security can be purchased or sold. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio.


      The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended October 31, 2001, 2000, and 1999. No information is shown for the Focused International Portfolio since it commenced operations in November 2001.

                              BROKERAGE COMMISSIONS

                                                               2001
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
                                                                                                         PERCENTAGE OF
                                                                                                           AMOUNT OF
                                                                                                         TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                         AGGREGATE        AMOUNT PAID TO       COMMISSIONS PAID TO      COMMISSIONS TO
                                         BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
           PORTFOLIO+                   COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Large-Cap Growth Portfolio                  $170,714                  --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                    $418,770                  --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio                        --                  --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio                   $143,526                  --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Multi-Cap Value Portfolio                   $428,601              $2,544                0.59%                 0.18%
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio                   $203,916             $53,189               26.08%                 2.76%
---------------------------------------------------------------------------------------------------------------------------
Focused Growth Portfolio                  $4,587,191            $948,977               20.69%                 3.95%
---------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio         $669,454             $35,714                5.33%                 6.47%
---------------------------------------------------------------------------------------------------------------------------
Focused Value Portfolio                   $9,932,639            $463,027                4.66%                13.04%
---------------------------------------------------------------------------------------------------------------------------
Focused TechNet Portfolio*                  $925,722                  --                   --                    --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------

                                                               2000
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
                                                                                                         PERCENTAGE OF
                                                                                                           AMOUNT OF
                                                                                                         TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                         AGGREGATE        AMOUNT PAID TO       COMMISSIONS PAID TO      COMMISSIONS TO
                                         BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
           PORTFOLIO+                   COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Large-Cap Growth Portfolio                  $133,687                  --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio                    $250,536              $6,015                2.40%                 1.53%
---------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Portfolio                  $516,815                  --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio                   $109,720                  --                   --                    --
---------------------------------------------------------------------------------------------------------------------------
Multi-Cap Value Portfolio                   $310,306             $60,799               19.59%                14.51%
---------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Portfolio                   $240,793              $8,528                3.54%                 0.78%
---------------------------------------------------------------------------------------------------------------------------
Focused Growth Portfolio                  $4,112,513          $1,289,891               31.37%                 4.80%
---------------------------------------------------------------------------------------------------------------------------
Focused Growth and Income Portfolio         $245,958             $18,153                7.38%                 3.65%
---------------------------------------------------------------------------------------------------------------------------
Focused Value Portfolio                   $1,648,088            $118,246                7.17%                 9.31%
---------------------------------------------------------------------------------------------------------------------------
Focused TechNet Portfolio*                   $56,494                  --                   --                    --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------

----------
*      From date of inception of May 22, 2000.

+ The Prior Small Cap Growth Fund paid brokerage commission fees of $38,047 for the fiscal year ended October 31, 2000, none of which was paid to affiliated broker-dealers.

                                      1999
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
                                                                                                         PERCENTAGE OF
                                                                                                           AMOUNT OF
                                                                                                         TRANSACTIONS
                                                                                  PERCENTAGE OF      INVOLVING PAYMENT OF
                                         AGGREGATE        AMOUNT PAID TO       COMMISSIONS PAID TO      COMMISSIONS TO
                                         BROKERAGE           AFFILIATED             AFFILIATED            AFFILIATED
           PORTFOLIO+                   COMMISSIONS        BROKER-DEALERS         BROKER-DEALERS        BROKER-DEALERS
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Large-Cap Growth Portfolio                $95,625                 --                     --                     --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Mid-Cap Growth Portfolio                 $260,747                 --                     --                     --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Multi-Cap Growth Portfolio               $371,184                 --                     --                     --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Large-Cap Value Portfolio                 $62,910                $36                  0.06%                  0.07%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Multi-Cap Value Portfolio                $554,672             $5,100                  0.92%                  0.83%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Small-Cap Value Portfolio                $194,004                 --                     --                     --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Growth Portfolio*                $689,632             $2,019                  0.29%                  0.29%
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Growth and Income Portfolio      $106,935                 --                     --                     --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused Value Portfolio                        --                 --                     --                     --
------------------------------------ ------------------ ---------------------- --------------------- ----------------------
Focused TechNet Portfolio                      --                 --                     --                     --
---------------------------------- ------------------- --------------------- --------------------- -----------------------

----------
*     From date of inception of June 1, 1998.

+ The Prior Small Cap Growth Fund paid brokerage commission fees of $1,405 for the fiscal year ended October 31, 1999, none of which was paid to affiliated broker-dealers.

               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

      Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.


      Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

      Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares), (ii) may be deferred (Class B shares, and purchases of Class A shares in excess of $1 million) or (iii) may contain elements of a sales charge that is both imposed at the time of purchase and deferred (Class II shares). Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation. Class Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Portfolio shares.

      The following table sets forth the front-end sales concessions with respect to Class A shares of each Portfolio, the amount of the front-end sales concessions that was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Portfolio, received by the Distributor for the fiscal years ended October 31, 2001, 2000, and 1999. No information is shown for the Focused International Portfolio since it commenced operations in November 2001.

                                                            2001
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
                                                                      AMOUNT
                                                                     REALLOWED
                                                                        TO
                                                AMOUNT REALLOWED   NON-AFFILIATED     CONTINGENT          CONTINGENT
                             FRONT-END SALES      TO AFFILIATED    BROKER-DEALERS   DEFERRED SALES         DEFERRED
                               CONCESSIONS -     BROKER-DEALERS       CLASS A           CHARGE-          SALES CHARGE-
     PORTFOLIO+               CLASS A SHARES     CLASS A SHARES       SHARES        CLASS B SHARES     CLASS II SHARES**
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Large-Cap Growth Portfolio        $322,232          $154,120           $121,579        $118,365              $10,648
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Mid-Cap Growth Portfolio          $304,533          $164,367            $92,430        $144,584               $8,398
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------

---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
                                                                      AMOUNT
                                                                     REALLOWED
                                                                        TO
                                                AMOUNT REALLOWED   NON-AFFILIATED     CONTINGENT          CONTINGENT
                             FRONT-END SALES      TO AFFILIATED    BROKER-DEALERS   DEFERRED SALES         DEFERRED
                               CONCESSIONS -     BROKER-DEALERS       CLASS A           CHARGE-          SALES CHARGE-
     PORTFOLIO+               CLASS A SHARES     CLASS A SHARES       SHARES        CLASS B SHARES     CLASS II SHARES**
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Multi-Cap Growth Portfolio      $1,530,781          $853,222           $451,536        $254,562              $31,193
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Large-Cap Value Portfolio         $147,823           $66,987            $57,311        $115,689               $7,233
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Multi-Cap Value Portfolio         $226,376          $107,024            $85,360        $326,284               $4,775
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Small-Cap Value Portfolio         $111,286           $45,514            $39,073         $99,822               $5,690
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Small-Cap Value Portfolio         $111,286           $45,514            $39,073         $99,822               $5,690
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Growth Portfolio        $8,469,185        $2,379,036         $5,054,322      $1,017,230             $319,233
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Growth and
Income Portfolio                $1,174,057          $541,224           $487,288        $120,069              $24,016
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Value Portfolio           $743,264          $274,175           $359,867         $32,526              $25,873
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused TechNet Portfolio***    $3,596,404          $891,882         $2,430,800         $57,569              $17,778
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------

                                      2001
--------------------------------------------------------------------------------
                                                  AMOUNT
                                                REALLOWED      AMOUNT REALLOWED
                          FRONT-END SALES      TO AFFILIATED  TO NON-AFFILIATED
                            CONCESSIONS-      BROKER-DEALERS    BROKER-DEALERS
                          CLASS II SHARES*   CLASS II SHARES  CLASS II SHARES**
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio    $125,657           $59,637         $66,020
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio       $51,885           $23,130         $28,755
--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio    $121,470           $60,242         $61,228
--------------------------------------------------------------------------------
Large-Cap Value Portfolio      $73,656           $29,484         $44,172
--------------------------------------------------------------------------------
Multi-Cap Value Portfolio      $46,521           $20,504         $26,017
--------------------------------------------------------------------------------
Small-Cap Value Portfolio      $37,989           $17,089         $20,900
--------------------------------------------------------------------------------
Focused Growth Portfolio    $2,363,391          $413,746      $1,949,645
--------------------------------------------------------------------------------
Focused Growth and Income
Portfolio                     $133,119          $104,107         $29,012
--------------------------------------------------------------------------------
Focused Value Portfolio             --                --              --
--------------------------------------------------------------------------------
Focused TechNet Portfolio           --                --              --
--------------------------------------------------------------------------------

                                                               2000
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
                                                                      AMOUNT
                                                                     REALLOWED
                                                                        TO
                                                AMOUNT REALLOWED   NON-AFFILIATED     CONTINGENT          CONTINGENT
                             FRONT-END SALES      TO AFFILIATED    BROKER-DEALERS   DEFERRED SALES         DEFERRED
                               CONCESSIONS -     BROKER-DEALERS       CLASS A           CHARGE-          SALES CHARGE-
     PORTFOLIO+               CLASS A SHARES     CLASS A SHARES       SHARES        CLASS B SHARES     CLASS II SHARES**
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Large-Cap Growth Portfolio        $322,232          $154,120           $121,579        $118,365              $10,648
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Mid-Cap Growth Portfolio          $304,533          $164,367            $92,430        $144,584               $8,398
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Multi-Cap Growth Portfolio      $1,530,781          $853,222           $451,536        $254,562              $31,193
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Large-Cap Value Portfolio         $147,823           $66,987            $57,311        $115,689               $7,233
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Multi-Cap Value Portfolio         $226,376          $107,024            $85,360        $326,284               $4,775
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Small-Cap Value Portfolio         $111,286           $45,514            $39,073         $99,822               $5,690
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Growth Portfolio        $8,469,185        $2,379,036         $5,054,322      $1,017,230             $319,233
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Growth and
Income Portfolio                $1,174,057          $541,224           $487,288        $120,069              $24,016
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Value Portfolio           $743,264          $274,175           $359,867         $32,526              $25,873
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused TechNet Portfolio***    $3,596,404          $891,882         $2,430,800         $57,569              $17,778
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------

                                      2000
--------------------------------------------------------------------------------
                                                  AMOUNT
                                                REALLOWED      AMOUNT REALLOWED
                          FRONT-END SALES      TO AFFILIATED  TO NON-AFFILIATED
                            CONCESSIONS-      BROKER-DEALERS    BROKER-DEALERS
                          CLASS II SHARES*   CLASS II SHARES  CLASS II SHARES**
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio     $151,626           $53,704          $97,922
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio       $147,052           $57,498          $89,554
--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio     $942,502          $211,880         $730,622
--------------------------------------------------------------------------------
Large-Cap Value Portfolio      $106,222           $36,018          $70,204
--------------------------------------------------------------------------------
Multi-Cap Value Portfolio       $54,400           $19,259          $35,141
--------------------------------------------------------------------------------
Small-Cap Value Portfolio       $62,631           $19,997          $42,634
--------------------------------------------------------------------------------
Focused Growth Portfolio     $6,169,053        $1,318,097       $4,850,956
--------------------------------------------------------------------------------
Focused Growth and
Income Portfolio               $500,228          $262,875         $237,353
--------------------------------------------------------------------------------
Focused Value Portfolio        $616,547          $154,050         $462,497
--------------------------------------------------------------------------------
Focused TechNet Portfolio***   $794,686          $225,256         $569,430
--------------------------------------------------------------------------------

----------
* Prior to December 1, 1998, only Focused Growth Portfolio's Class II shares carried a front-end sales) carried no such charge.

** Previously designated as Class C shares other than for the Focused Growth Portfolio.

*** For the period from May 22, 2000 (commencement of offering of shares of Focused TechNet Portfolio).

+ For the Prior Small Cap Growth Fund, for the fiscal year ended October 31, 2001, for Class A shares, front end sales concessions A were $47,869; the amount reallowed to affiliated broker-dealers was $0; the amount reallowed to non-affiliated broker-dealers was $40,869. For Class B shares, the CDSC was $34,865. For Class C shares, the CDSC was $1,347; the front-end concessions were $0; the amount reallowed to affiliated broker-dealers was $0; and the amount reallowed to non-affiliated broker-dealers was $0. Class C shares have been redesignated as Class II shares.


                                                               1999
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
                                                                      AMOUNT
                                                                     REALLOWED
                                                                        TO
                                                AMOUNT REALLOWED   NON-AFFILIATED     CONTINGENT          CONTINGENT
                             FRONT-END SALES      TO AFFILIATED    BROKER-DEALERS   DEFERRED SALES         DEFERRED
                               CONCESSIONS -     BROKER-DEALERS       CLASS A           CHARGE-          SALES CHARGE-
     PORTFOLIO+               CLASS A SHARES     CLASS A SHARES       SHARES        CLASS B SHARES     CLASS II SHARES**
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Large-Cap Growth Portfolio      $352,678            $185,923           $114,752          $100,616             $5,744
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Mid-Cap Growth Portfolio        $235,325            $121,020            $78,503          $184,653             $5,412
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------

                                                               1999
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
                                                                      AMOUNT
                                                                     REALLOWED
                                                                        TO
                                                AMOUNT REALLOWED   NON-AFFILIATED     CONTINGENT          CONTINGENT
                             FRONT-END SALES      TO AFFILIATED    BROKER-DEALERS   DEFERRED SALES         DEFERRED
                               CONCESSIONS -     BROKER-DEALERS       CLASS A           CHARGE-          SALES CHARGE-
     PORTFOLIO+               CLASS A SHARES     CLASS A SHARES       SHARES        CLASS B SHARES     CLASS II SHARES**
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Multi-Cap Growth Portfolio      $790,791            $414,832           $265,913          $251,688             $7,355
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Large-Cap Value Portfolio       $167,072             $64,666            $76,475          $111,113             $7,864
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Multi-Cap Value Portfolio       $336,497            $197,732            $89,839          $436,047             $8,419
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Small-Cap Value Portfolio       $153,347             $61,804            $69,318          $117,463             $4,415
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Growth Portfolio      $4,320,016          $1,424,165         $2,317,951          $257,008            $83,161
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Growth and
Income Portfolio                $854,672            $350,064           $392,985           $57,901             $2,060
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused Value Portfolio               --                  --                 --                --                 --
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------
Focused TechNet Portfolio             --                  --                 --                --                 --
---------------------------- ------------------ ------------------ -------------- -------------------- ------------------

----------
* Prior to December 1, 1998, only Focused Growth Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Portfolios (then designated as Class C shares) carried no such charge.

** Previously designated as Class C shares other than for the Focused Growth Portfolio.

+ For the Prior Small Cap Growth Fund, for the fiscal year ended October 31, 1999, for Class A shares, front end sales concessions A were $29,267; the amount reallowed to affiliated broker-dealers was $0; the amount reallowed to non-affiliated broker-dealers was $24,411. For Class B shares, the CDSC was $55,914. For Class C shares, the CDSC was $4,749; the front-end concessions were $0; the amount reallowed to affiliated broker-dealers was $0; and the amount reallowed to non-affiliated broker-dealers was $0. Class C shares have been redesignated as Class II shares.

                                        1999
--------------------------------------------------------------------------------
                                                  AMOUNT
                                                REALLOWED      AMOUNT REALLOWED
                          FRONT-END SALES      TO AFFILIATED  TO NON-AFFILIATED
                            CONCESSIONS-      BROKER-DEALERS    BROKER-DEALERS
PORTFOLIO+                CLASS II SHARES*   CLASS II SHARES  CLASS II SHARES**
--------------------------------------------------------------------------------
Large-Cap Growth Portfolio    $125,657            $59,637           $66,020
--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio       $51,885            $23,130           $28,755
--------------------------------------------------------------------------------
Multi-Cap Growth Portfolio    $121,470            $60,242           $61,228
--------------------------------------------------------------------------------
Large-Cap Value Portfolio      $73,656            $29,484           $44,172
--------------------------------------------------------------------------------
Multi-Cap Value Portfolio      $46,521            $20,504           $26,017
--------------------------------------------------------------------------------
Small-Cap Value Portfolio      $37,989            $17,089           $20,900
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  AMOUNT
                                                REALLOWED      AMOUNT REALLOWED
                          FRONT-END SALES      TO AFFILIATED  TO NON-AFFILIATED
                            CONCESSIONS-      BROKER-DEALERS    BROKER-DEALERS
 PORTFOLIO+               CLASS II SHARES*   CLASS II SHARES  CLASS II SHARES**
--------------------------------------------------------------------------------
Focused Growth Portfolio    $2,363,391           $413,746        $1,949,645
--------------------------------------------------------------------------------
Focused Growth and
Income Portfolio              $133,119           $104,107           $29,012
--------------------------------------------------------------------------------
Focused Value Portfolio             --                 --                --
--------------------------------------------------------------------------------
Focused TechNet Portfolio           --                 --                --
--------------------------------------------------------------------------------

----------
* Prior to December 1, 1998, only Focused Growth Portfolio's Class II shares carried a front-end sales charge, while Class II shares with respect to the other Portfolios (then designated as Class C shares) carried no such charge.

--------------------------- -------------------------- -------------------------
                            AFFILIATED BROKER DEALERS    NON-AFFILIATED BROKER
                                    CLASS II                    DEALERS
                                                               CLASS II
--------------------------- -------------------------- -------------------------
Focused Growth Portfolio             $48,486                   $464,727
--------------------------- -------------------------- -------------------------

CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES

      Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

      YEARS AFTER PURCHASE                        CDSC ON SHARES BEING SOLD
      1st or 2nd year                             4.00%
      3rd or 4th year                             3.00%
      5th year                                    2.00%
      6th year                                    1.00%
      7th year and thereafter                     None


      Class B shares convert to Class A shares approximately seven years after purchase.


      Class B shares of the fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at the time. Upon a redemption of these shares, the shareholder will receive credit for the period to January 2, 2002 during which the shares were held. The following table set forth the rates of the CDSC application to these shares:

      YEARS AFTER PURCHASE                        CDSC ON SHARES BEING SOLD
      1st                                         5.00%
      2nd                                         4.00%
      3rd and 4th year                            3.00%
      5th year                                    2.00%
      6th year and thereafter                     1.00%
      7th year and thereafter                     None


      Class B shares convert to Class A shares approximately eight years after purchase.


      Any Class B shares purchased on/after January 2, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the
CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.


      Any Class B shares purchased on/after January 1, 2002 (other than through the reinvestment of dividends and distributions, which are not subject to the
CDSC) will be subject to the CDSC schedule reflected in the current Prospectus.

CDSCS APPLICABLE TO SHAREHOLDERS WHO ACQUIRED SHARES OF A PORTFOLIO THROUGH A REORGANIZATION

      For Class B and Class II shares of a Portfolio issued to shareholders in connection with the reorganization of a North American Fund into a Portfolio, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon a redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:


                                     CLASS B

     YEARS AFTER PURCHASE                        CDSC ON SHARES BEING SOLD
     Up to 2 years                               5.00%
     2 years or more but less than 3 years       4.00%
     3 years or more but less than 4 years       3.00%
     4 years or more but less than 5 years       2.00%
     5 years or more but less than 6 years       1.00%
     6 or more years                             None

                CLASS II (CALLED CLASS C OF NORTH AMERICAN FUNDS)

     YEARS AFTER PURCHASE                        CDSC ON SHARES BEING SOLD
     Up to 1 year                                1.00%
     1 year or more                              None


      As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

WAIVER OF CONTINGENT DEFERRED SALES CHARGES

DEATH

      CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares or Class II shares are not redeemed within one year of the death, they will remain Class B shares or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

DISABILITY

      A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

DISTRIBUTIONS OR LOANS

      CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

SYSTEMATIC WITHDRAWAL PLAN

      CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

PURCHASES THROUGH THE DISTRIBUTOR

      An investor may purchase shares of a Portfolio through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (the "NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK

      Checks should be made payable to the specific Portfolio or to "SunAmerica Funds." If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual

Fund Operations, The SunAmerica Center, 733 Third Avenue, 3rd Floor, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Portfolio account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, 3rd Floor New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in U.S. funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Portfolio may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (E.G., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

PURCHASE THROUGH SAFS

      SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

PURCHASE BY FEDERAL FUNDS WIRE

      An investor may make purchases by having his or her bank wire federal funds to the Fund's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Fund and the Transfer Agent are open for business. In order to insure prompt receipt of a federal funds wire, it is important that these steps be followed:

      1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: (212) 551-5585.

      2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

      3.    Instruct  the  bank to wire the  specified  amount  to the  Transfer
Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class __] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

      To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and
(ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

      As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

COMBINED PURCHASE PRIVILEGE

      The  following  persons  may qualify for the sales  charge  reductions  or
eliminations  by  combining   purchases  of  Portfolio   shares  into  a  single
transaction:

      1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

      2.    an  individual,   his  or  her  spouse  and  their  minor  children,
purchasing for his, her or their own account;

      3. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code);

      4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

      5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

      6.    group purchases as described below.

      A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

      A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

      The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

      A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

      The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

      Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

      To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

      Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

      Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

      Interested   groups  should  contact  their   investment   dealer  or  the
Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

      Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Portfolio shares.

      If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolios may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. The Portfolios, other than Small-Cap Growth and Focused International Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1, are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

      The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

      Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Mutual Funds, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

      If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

      A shareholder who acquires Class B or Class II shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change if such shareholder exchanges Class C or Class II shares purchased prior to December 1, 1998 for Class II shares (which currently have a longer CDSC schedule).

      Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

      In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

      The Fund is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NAV for each portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Directors.

      Stocks are valued based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, including instances where quotations are considered unreliable or where significant events affecting the price of a security have occurred since the last available quotation, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

      A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

      Each Portfolio may advertise performance data that reflects various measures of total return and each Portfolio may advertise data that reflects yield. An explanation of the data presented and the methods of computation that will be used are as follows.

      A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

      Average annual total return is determined separately for each Class in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                         n
                                 P(1 + T)  = ERV

             P    =  a hypothetical initial purchase payment of $1,000
             T    =  average annual total return
             n    =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

      The above formula assumes that:

                  (a) The maximum sales load (I.E., either the front-end sales load in the case of the Class A or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;

                  (b) All dividends and distributions are reinvested at net asset value; and

                  (c) Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


      Average annual total return information for each Portfolio is presented below for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended October 31, 2001. No performance information is shown for Focused International Portfolio, Class Y and for Class I of the Portfolios other than the Prior Small Cap Growth Fund since they had not commenced operations as of the end of the most recent fiscal year; however, information for those Portfolios and Classes computed in the same manner as described herein.

------------------------------ ------------- ----------- ----------- -----------
                                   SINCE        ONE          FIVE       TEN
CLASS A SHARES                   INCEPTION      YEAR         YEARS     YEARS
------------------------------ ------------- ----------- ----------- -----------
Large-Cap Growth Portfolio(1)      3.85%       -26.72%        --        --
------------------------------ ------------- ----------- ----------- -----------
Mid-Cap Growth Portfolio(3)        6.04%       -26.20%      6.43%       --
------------------------------ ------------- ----------- ----------- -----------
Small-Cap Growth Portfolio(4)      9.91%       -15.62%        --        --
------------------------------ ------------- ----------- ----------- -----------
Multi-Cap Growth Portfolio(3)     10.98%       -31.15%     10.54%       --
------------------------------ ------------- ----------- ----------- -----------
Large-Cap Value Portfolio(1)       3.85%       -10.27%        --        --
------------------------------ ------------- ----------- ----------- -----------
Multi-Cap Value Portfolio(3)       8.75%        -3.55%      8.48%       --
------------------------------ ------------- ----------- ----------- -----------
Small-Cap Value Portfolio(1)       7.13%        12.21%        --        --
------------------------------ ------------- ----------- ----------- -----------
Focused Growth Portfolio(2)        6.79%       -19.20%        --        --
------------------------------ ------------- ----------- ----------- -----------
Focused Growth and
  Income Portfolio(1)              3.39%         3.39%        --        --
------------------------------ ------------- ----------- ----------- -----------
Focused Value Portfolio(5)        18.06%         3.68%        --        --
------------------------------ ------------- ----------- ----------- -----------
Focused TechNet Portfolio(6)     -46.30%       -58.38%        --        --
------------------------------ ------------- ----------- ----------- -----------

----------
(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5) From date of inception of November 1, 1999.
(6) From date of inception of May 22, 2000.


------------------------------ ------------- ----------- ----------- -----------
                                   SINCE        ONE          FIVE       TEN
CLASS B SHARES                   INCEPTION      YEAR         YEARS     YEARS
------------------------------ ------------- ----------- ---------- ------------
Large-Cap Growth Portfolio(1)       1.26%      -24.23%        --         --
------------------------------ ------------- ----------- ---------- ------------
Mid-Cap Growth Portfolio(3)         6.46%      -26.08%       6.75%       --
------------------------------ ------------- ----------- ---------- ------------
Small-Cap Growth Portfolio(4)       8.47%      -20.10%        --         --
------------------------------ ------------- ----------- ---------- ------------
Multi-Cap Growth Portfolio(3)       9.17%      -31.04%      10.85%       --
------------------------------ ------------- ----------- ---------- ------------
Large-Cap Value Portfolio(1)        4.22%      -10.15%        --         --
------------------------------ ------------- ----------- ---------- ------------
Multi-Cap Value Portfolio(3)        9.17%       -3.26%       8.78%       --
------------------------------ ------------- ----------- ---------- ------------
Small-Cap Value Portfolio(1)        7.55%       10.52%        --         --
------------------------------ ------------- ----------- ---------- ------------
Focused Growth Portfolio(2)         7.15%      -19.12%        --         --
------------------------------ ------------- ----------- ---------- ------------
Focused Growth and
Income Portfolio(1)                 3.73%      -24.15         --         --
------------------------------ ------------- ----------- ---------- ------------
Focused Value Portfolio(5)         19.47%        4.35%        --         --
------------------------------ ------------- ----------- ---------- ------------
Focused TechNet Portfolio(6)      -45.90%      -58.09%        --         --
------------------------------ ------------- ----------- --------- -----------

----------
(1) From date of inception of October 15, 1997.
(2) From date of inception of June 1, 1998.
(3) From date of inception of November 19, 1996.
(4) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(5) From date of inception of November 1, 1999.
(6) From date of inception of May 22, 2000.


------------------------------ ------------- ----------- ----------- -----------
                                   SINCE        ONE          FIVE       TEN
CLASS II SHARES(1)               INCEPTION      YEAR         YEARS     YEARS
------------------------------ ------------- ----------- ---------- ------------
Large-Cap Growth Portfolio(2)      1.43%       -24.23%        --        --
------------------------------ ------------- ----------- ---------- ------------
Mid-Cap Growth Portfolio(3)        7.85%       -23.68%        --        --
------------------------------ ------------- ----------- ---------- ------------
Small-Cap Growth Portfolio(5)      9.06%       -16.68%        --        --
------------------------------ ------------- ----------- ---------- ------------
Multi-Cap Growth Portfolio(3)     10.46%       -26.83%        --        --
------------------------------ ------------- ----------- ---------- ------------

------------------------------ ------------- ----------- ---------- ------------
Large-Cap Value Portfolio(2)       4.39%        -7.30%        --        --
------------------------------ ------------- ----------- ---------- ------------
Multi-Cap Value Portfolio(3)       7.83%        -0.37%        --        --
------------------------------ ------------- ----------- ---------- ------------
Small-Cap Value Portfolio(2)       7.68%        13.37%        --        --
------------------------------ ------------- ----------- ---------- ------------
Focused Growth Portfolio(4)        7.54%       -16.57%        --        --
------------------------------ ------------- ----------- ---------- ------------
Focused Growth and
Income Portfolio(2)                3.90%       -21.69%        --        --
------------------------------ ------------- ----------- ---------- ------------
Focused Value Portfolio(6)        19.90%         7.18%         --        --
------------------------------ ------------- ----------- ---------- ------------
Focused TechNet Portfolio(7)     -44.94%       -56.92%        --        --
------------------------------ ------------- ----------- ---------- ------------

----------
(1) Previously designated as Class C shares other than for the Focused Growth Portfolio.
(2) From date of inception of October 15, 1997.
(3) From date of inception of November 19, 1996.
(4) From date of inception of June 1, 1998.
(5) Performance shown is that of the Prior Small Cap Fund from date of inception of January 6, 1998.
(6) From date of inception of November 1, 1999.
(7) From date of inception of May 22, 2000.

------------------------------ ------------- ----------- ----------- -----------
                                   SINCE        ONE          FIVE      TEN
CLASS I SHARES                  INCEPTION      YEAR         YEARS     YEARS
------------------------------ ------------- ----------- ----------- -----------
Focused Value Portfolio             --          --            --        --
------------------------------ ------------- ----------- ----------- -----------
Multi-Cap Value Portfolio           --          --            --        --
------------------------------ ------------- ----------- ----------- -----------

(1) From date of inception of July 10, 2000.
(2) Performance shown is that of the Prior Small Cap Fund.

------------------------------ ------------- ----------- ----------- -----------
                                   SINCE          ONE        FIVE        TEN
CLASS Z SHARES                  INCEPTION        YEAR       YEARS       YEARS
------------------------------ ------------- ----------- ----------- -----------
Focused Growth Portfolio          -2.87%       -14.08%        --          --
------------------------------ ------------- ----------- ----------- -----------
Focused TechNet Portfolio        -63.60%       -55.42%        --          --
------------------------------ ------------- ----------- ----------- -----------
Focused Growth and
Income Portfolio                 -24.23%       -19.12%        --          --
------------------------------ ------------- ----------- ----------- -----------
Multi-Cap Growth Portfolio         6.22%       -26.49%        --          --
------------------------------ ------------- ----------- ----------- -----------
Large-Cap Value Portfolio          3.76%        -4.25%        --          --
------------------------------ ------------- ----------- ----------- -----------
Small-Cap Value Portfolio          7.84%        16.92%        --          --
------------------------------ ------------- ----------- ----------- -----------
Multi-Cap Value Portfolio          3.48%         2.89%        --          --
------------------------------ ------------- ----------- ----------- -----------


      Each Portfolio may advertise cumulative, rather than average return, for each class of its shares for periods of time other than the 1-, 5-, and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

COMPARISONS

      Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

      o Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

      o Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

      o Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies, and five financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

      o The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

      o Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

      o Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

      o CDA Mutual Fund Report, published by CDA Investment Technologies, analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

      o Mutual Fund Source Book, Principia and other publications and information services provided by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

      o Financial publications: Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service, and other publications containing financial analyses that rate mutual fund performance over specified time periods.

      o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

      o Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.

      o Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

      o Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

      o Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

      o Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

      o Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

      o Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

      o Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

      o Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

      o Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

      o Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                  Australian Dollars               Netherlands Guilders
                  Canadian Dollars                 Swiss Francs
                  European Currency Units          UK Pound Sterling
                  French Francs                    U.S. Dollars

                  Japanese Yen                     German Deutsche Marks

      o J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom, and the U.S.

      o Shearson Lehman Long-Term Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

      o     NASDAQ   Industrial  Index  --  is  comprised  of  more  than  3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

      o The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

      o First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

      o Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the U.S.

      o Russell 2000 and 3000 Indices -- represents the top 2,000 and the top 3,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

      o Russell Midcap Growth Index -- contains those Russell Midcap securities with a greater-than-average growth orientation. The stocks are also members of the Russell 1000 Growth Index, the securities in which tend to exhibit higher price-to-book and price earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

      o Russell 1000 Index -- measures the performance of the 1,000 largest U.S. companies based on total market capitalization, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $14.1 billion; the median market capitalization was approximately $4.1 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion.

      o Russell Mid-Cap Index -- measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index has an approximate market capitalization of $13 billion.

      o Russell 2000 Growth Index -- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

      o NASDAQ Composite Index -- is a market value weighted index composed of over 5,000 domestic and non-U.S. based common stocks listed on the Nasdaq Stock Market.

      o Russell 3000 Growth Index-- measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

      o Lehman Brothers Aggregate Bond Index -- represents securities that are domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

      o Lehman Brothers Intermediate Government Index -- represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government in the intermediate maturity range.

      o Russell 1000 Value Index-- measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

      o     Wilshire  Large Cap Value  Index -- measures  large-cap  stocks that exhibit value characteristics. This is a market cap weighted index including a selection of securities from the Wilshire Large Cap 750 Index that meet Wilshire's criteria for value.

      In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices that include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

      Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of each Portfolio other than the Focused Growth and Income Portfolio, is to pay investment income dividends, if any, at least annually. Focused Growth and Income Portfolio's current policy is to pay investment income dividends, if any, on a quarterly basis. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

      Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

      If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES

      Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

      As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

      Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

      Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

      Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to shares of a Portfolio acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

      Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

      Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received,) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Only the Focused International Portfolio is anticipated to qualify to pass through to its shareholders the ability to claim as a foreign tax credit its respective share of foreign taxes paid by the Portfolio. Of course, certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain Forward Contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

      The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last day of such taxable year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions on over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

      A substantial portion of each Portfolio's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

      Code Section 1259 requires the recognition of gain (but not loss) if a Portfolio makes a "constructive sale" of an appreciated financial position (E.G., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

      Each Portfolio may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.

      A Portfolio may be required to backup withhold U.S. federal income tax at the rate of 30.5% through the year 2001, 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S. withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).

      The Large-Cap Growth Portfolio, Multi-Cap Growth Portfolio and Focused International Portfolio may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person's share of a PFIC's earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of previous such gains. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Certain Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in REMICs. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

      Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

      Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.


INDIVIDUAL(k)

         The individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

529 PLAN

      The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state or residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.


TAX-SHELTERED CUSTODIAL ACCOUNTS

      Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

      Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

      A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

      This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

      Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA

      Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

      Ownership of the Portfolio is represented by shares of common stock. The total number of shares that the Portfolio has authority to issue is two billion (2,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to two hundred thousand dollars ($200,000.00).

      Currently, thirteen Portfolios of shares of the Portfolio have been authorized pursuant to the Portfolio's Articles of Incorporation ("Articles"): the Large-Cap Growth Portfolio, the Mid-

Cap Growth Portfolio, the Small-Cap Growth Portfolio, the Multi-Cap Growth Portfolio, the Large-Cap Value Portfolio, the Multi-Cap Value Portfolio, the Small-Cap Value Portfolio, the Focused Research Portfolio, the Focused Growth Portfolio, the Focused TechNet Portfolio, the Focused Growth and Income Portfolio, the Focused Value Portfolio, and the Focused International Portfolio. The Mid-Cap Growth Portfolio is divided into three classes of shares, designated as Class A, Class B and Class II. The Small-Cap Growth Portfolio and Focused Value Portfolio is divided into four classes of shares, designated as Class A, Class B, Class II and Class I. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Small-Cap Value Portfolio, Focused Growth Portfolio, Focused TechNet Portfolio, Large-Cap Growth Portfolio, Focused Value Portfolio and Focused Research Portfolio are divided into four classes of shares, designated as Class A, Class B, Class II and Class Z. The Multi-Cap Value Portfolio is divided into Class A, Class B, Class II, Class I and Class Z. The Focused Growth and Income Portfolio is divided into five Classes of shares, designated as Class A, Class B, Class II, Class Y and Class Z. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.


      Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

      The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B Shares, (v) Class II shares are subject to an initial sales charge, a distribution fee, an ongoing account maintenance and service fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (viii) Class Z shares are not subject to any sales charge or any distribution, account maintenance or service fee, (ix) Class Y shares are not subject to any sales charges or any distribution fees, and (x) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

      The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE

      The following is the offering price calculation for each Class of shares of the Portfolios, based on the value of each Portfolio's net assets and number of shares outstanding on October 31, 2001. No information is presented for the Small-Cap Growth Portfolio, Class I or Class Y shares since they had not yet commenced operations as of October 31, 2001. However there are no sales charges for Class I or Class Y shares and therefore the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. The offering price calculation for Focused International Portfolio is as of the date of the commencement of its offering.

--------------------------------------------------------------------------------
                                               LARGE-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                           CLASS A       CLASS B**    CLASS II+
--------------------------------------------------------------------------------
Net Assets .............................  20,708,915    34,066,044    20,666,235
--------------------------------------------------------------------------------
Number of Shares Outstanding ...........   1,901,019     3,221,454     1,954,464
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by number
of shares) .............................       10.89         10.57         10.57
--------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price
(6.10% of net asset value per share)* ..        0.66            --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price
(1.01% of net asset value per share)*...         --             --          0.11
--------------------------------------------------------------------------------
Offering Price .........................       11.55            --         10.68
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                 MID-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                             CLASS A     CLASS B**    CLASS II+
--------------------------------------------------------------------------------
Net Assets ..............................   33,306,246   54,266,935   17,327,766
--------------------------------------------------------------------------------
Number of Shares Outstanding ............    3,219,988    5,478,809    1,746,547
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) .......................        10.34         9.90         9.92
--------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price
(6.10% of net asset value per share)* ...         0.63           --           --
--------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price
(1.01% of net asset value per share)* ...           --           --         0.10
--------------------------------------------------------------------------------
Offering Price ..........................        10.97           --        10.02
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

--------------------------------------------------------------------------------
                                           MULTI-CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                  CLASS A     CLASS B**    CLASS II+    CLASS Z
--------------------------------------------------------------------------------
Net Assets                       77,974,926  114,227,328  34,566,969   1,733,298
--------------------------------------------------------------------------------
Number of Shares Outstanding ...  5,221,502    7,973,315   2,413,643    113,021
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) ..............      14.93        14.33       14.32      15.34
--------------------------------------------------------------------------------
Sales charge for Class A
Shares: 5.75% of offering
price (6.10% of net asset
value per share)* ..............       0.91           --          --         --
--------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of offering
price (1.01% of net asset
value per share)* ..............         --           --        0.14         --
--------------------------------------------------------------------------------
Offering Price .................      15.84           --       14.46         --
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.


--------------------------------------------------------------------------------
                                            LARGE-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                    CLASS A    CLASS B**   CLASS II+    CLASS Z
--------------------------------------------------------------------------------
Net Assets .....................   23,417,855  36,815,652  24,957,720  1,046,383
--------------------------------------------------------------------------------
Number of Shares Outstanding ...    1,793,637   2,874,377   1,947,244     79,013
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) ..............        13.06       12.81       12.82      13.24
--------------------------------------------------------------------------------
Sales charge for Class A
Shares: 5.75% of offering
price (6.10% of net asset
value per share)* ..............         0.80          --          --         --
--------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of offering
price (1.01% of net asset
value per share)* ..............           --          --        0.13         --
--------------------------------------------------------------------------------
Offering Price .................        13.86          --       12.95         --
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.


--------------------------------------------------------------------------------
                                           MULTI-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                   CLASS A    CLASS B**   CLASS II+      CLASS Z
--------------------------------------------------------------------------------
Net Assets .....................  51,150,157  77,667,185  17,804,911     486,709
--------------------------------------------------------------------------------
Number of Shares Outstanding ...   3,388,250   5,333,513   1,222,859      31,544
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) ..............       15.10       14.56       14.56       15.43
--------------------------------------------------------------------------------
Sales charge for Class A
Shares: 5.75% of offering
price (6.10% of net asset
value per share)* ..............        0.92          --          --          --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of offering
price (1.01% of net asset
value per share)* ..............          --          --        0.15          --
--------------------------------------------------------------------------------
Offering Price .................       16.02          --       14.71          --
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

--------------------------------------------------------------------------------
                                           SMALL-CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                   CLASS A    CLASS B**   CLASS II+    CLASS Z
--------------------------------------------------------------------------------
Net Assets .....................  29,771,790  37,205,047  25,675,811   1,626,025
--------------------------------------------------------------------------------
Number of Shares Outstanding ...   1,914,184   2,455,807   1,694,016     102,516
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) ..............       15.55       15.55       15.16       15.86
--------------------------------------------------------------------------------
Sales charge for Class A
Shares: 5.75% of offering
price (6.10% of net asset
value per share)* ..............        0.95          --          --          --
--------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of offering
price (1.01% of net asset
value per share)* ..............          --          --        0.15          --
--------------------------------------------------------------------------------
Offering Price .................       16.50          --       15.31          --
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares (previously designated as Class C shares other than for the Focused Growth Portfolio) may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

--------------------------------------------------------------------------------
                                            FOCUSED GROWTH PORTFOLIO
--------------------------------------------------------------------------------
                                  CLASS A     CLASS B**    CLASS II+   CLASS Z++
--------------------------------------------------------------------------------
Net Assets .................... 284,537,631  475,314,968  544,619,981  9,321,164
--------------------------------------------------------------------------------
Number of Shares Outstanding ..  19,450,866   33,250,886   38,105,402    631,603
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) .............       14.63        14.29        14.29      14.76
--------------------------------------------------------------------------------
Sales charge for Class A
Shares: 5.75% of offering
price (6.10% of net asset
value per share)* .............        0.89           --           --         --
--------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of offering
price (1.01% of net asset
value per share)* .............          --           --         0.14         --
--------------------------------------------------------------------------------
Offering Price ................       15.52           --        14.43         --
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

++ Class Z shares with respect to the Focused Growth Portfolio commenced offering on April 1, 1999.


--------------------------------------------------------------------------------
                                            FOCUSED TECHNET PORTFOLIO
--------------------------------------------------------------------------------
                                   CLASS A     CLASS B    CLASS II+      CLASS Z
--------------------------------------------------------------------------------
Net Assets .....................  28,326,937  20,657,908  26,869,037     636,945
--------------------------------------------------------------------------------
Number of Shares Outstanding ...   7,167,799   5,262,440   6,851,631     159,629
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) ..............        3.95        3.93        3.92        3.99
--------------------------------------------------------------------------------
Sales charge for Class A
Shares: 5.75% of offering
price (6.10% of net asset
value per share)* ..............        0.24          --          --          --
--------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of offering
price (1.01% of net asset
value per share)* ..............          --          --        0.04          --
--------------------------------------------------------------------------------
Offering Price .................        4.19          --        3.96          --
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

--------------------------------------------------------------------------------
                                        FOCUSED GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
                                   CLASS A    CLASS B**   CLASS II+    CLASS Z++
--------------------------------------------------------------------------------
Net Assets .....................  39,279,673  59,653,562  50,467,895     493,199
--------------------------------------------------------------------------------
Number of Shares Outstanding ...   3,056,802   4,771,999   4,039,180      38,174
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) ..............       12.85       12.50       12.49       12.92
--------------------------------------------------------------------------------
Sales charge for Class A
Shares: 5.75% of offering
price (6.10% of net asset
value per share)* ..............        0.78          --          --          --
--------------------------------------------------------------------------------
Sales charge for Class II
Shares: 1.00% of offering
price (1.01% of net asset
value per share)* ..............          --          --        0.13          --
--------------------------------------------------------------------------------
Offering Price .................       13.63          --       12.62          --
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

++ Class Z shares with respect to the Focused Growth and Income Portfolio commenced offering on October 6, 2000.


--------------------------------------------------------------------------------
                                                 FOCUSED VALUE PORTFOLIO
--------------------------------------------------------------------------------
                                              CLASS A    CLASS B**    CLASS II+
--------------------------------------------------------------------------------
Net Assets ..............................  136,063,624  190,304,019  213,087,728
--------------------------------------------------------------------------------
Number of Shares Outstanding ............    8,160,506   11,556,192   12,945,791
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by
number of shares) .......................        16.67        16.47        16.46
--------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price
(6.10% of net asset value per share)* ...         1.02           --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price
(1.01% of net asset value per share)* ...           --           --         0.17
--------------------------------------------------------------------------------
Offering Price ..........................        17.69           --        16.63
--------------------------------------------------------------------------------

----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.


--------------------------------------------------------------------------------
                                                FOCUSED INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------
                                                CLASS A    CLASS B**    CLASS II
--------------------------------------------------------------------------------
Net Assets ................................      12,500      12,500      12,500
--------------------------------------------------------------------------------
Number of Shares Outstanding ..............       1,000       1,000       1,000
--------------------------------------------------------------------------------
Net Asset Value Per Share
(net assets divided by number
of shares) ................................       12.50       12.50       12.50
--------------------------------------------------------------------------------
Sales charge for Class A Shares:
5.75% of offering price
(6.10% of net asset value per share)* .....        0.76          --          --
--------------------------------------------------------------------------------
Sales charge for Class II Shares:
1.00% of offering price
(1.01% of net asset value per share)* .....          --          --        0.13
--------------------------------------------------------------------------------
Offering Price ............................       13.26       12.50       12.63
--------------------------------------------------------------------------------


----------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

+ Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.


REPORTS TO SHAREHOLDERS

      The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

      State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State
Street by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

      PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Fund's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Fund.


                              FINANCIAL STATEMENTS

         The Fund's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2001 annual report to shareholders. The audited and unaudited financial statements of the Small Cap Growth Fund of the North American Funds, reorganized into the Small Cap Growth Portfolio on November 16, 2001 are incorporated by reference to its 2001 annual and 2001 semi-annual reports to shareholders. You may request a copy of the Fund's annual and semi-annual report (and of the annual and semi-annual report of the Small Cap Growth Fund of North American Funds) at no charge by calling
(800) 858-8850 or writing the Fund at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, 3rd Floor, New York, New York 10017-3204.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

       Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

       A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                   Appendix-1

       C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

       The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

       Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

       Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

       -- Leading market positions in well established industries

       -- High rates of return on funds employed

       -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

       -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

       -- Well established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may

                                   Appendix-2
result in changes in level of debt protection  measurements  and the requirement
for  relatively  high  financial  leverage.   Adequate  alternate  liquidity  is
maintained.

       Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

       If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

       Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

       A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

       The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

       The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

       The   ratings  are  based,   in  varying   degrees,   on  the   following
considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

       AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                                   Appendix-3

       AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

       A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

              Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

       BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

       B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

       CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

       CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

       C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

       CI The rating CI is reserved for income bonds on which no interest is being paid.

                                   Appendix-4

       D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

       Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

       L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

       * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

       NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

       Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

       Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

       A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

                                   Appendix-5

       A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

       A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

       A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

       A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

       B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

       C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

       D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

       The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-6

                                     PART C

                                OTHER INFORMATION


Item 23:          Exhibits.

(a)       (i)     Articles of Incorporation, as Amended. Incorporated herein by reference to Exhibit 1(A) of the Registrant's Registration
                  Statement on Form N-1A (File No. 333-11283) filed on August
                  30, 1996.

         (ii) Articles Supplementary dated August 1, 1996. Incorporated herein by reference to Exhibit 1(B) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

         (iii) Articles of Amendment dated August 19, 1996. Incorporated herein by reference to Exhibit 1(C) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

         (iv) Articles of Amendment dated November 13, 1996. Incorporated herein by reference to Exhibit 1(D) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

         (v) Articles Supplementary of Amendment dated September 23, 1997. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (vi) Articles Supplementary of Amendment dated April 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (vii) Articles Supplementary dated May 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (viii) Articles of Amendment dated March 29, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (ix) Articles of Amendment dated September 8, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (x) Articles Supplementary dated November 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xi) Articles Supplementary dated May 22, 2000. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xii) Articles Supplementary dated March 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

         (xiii) Articles of Amendment dated September 26, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to
                  Exhibit 1(M) of the Registrant's Registration Statement On Form N-14 (File no. 333-67844) filed on October 3, 2001.

         (xiv) Articles Supplementary dated September 27, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to
                  Exhibit 1(N) of the Registrant's Registration Statement on Form N-14. (File no. 333-67844) filed on October 3, 2001.

(b) By-Laws. Incorporated herein by reference to Exhibit 2 of the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on August 30, 1996.

(c) Instruments Defining Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)      (i)      Investment Advisory and Management Agreement. Incorporated
                  herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's
                  Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (ii)     Subadvisory Agreement between SunAmerica Asset
                  Management Corp. ("SunAmerica") and American Century Investment Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

         (iii) Subadvisory Agreement between SunAmerica and Baron Capital Management, Inc. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on
                  Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (iv) Subadvisory Agreement between SunAmerica and Berger Associates, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (v) Subadvisory Agreement between SunAmerica and Credit Suisse Asset Management, LLC (formerly known as Warburg Pincus Asset Management, Inc.). Incorporated herein by reference to Exhibit
                  (d)(xx)of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (vi) Subadvisory Agreement between SunAmerica and Davis Selected Advisers, L.P. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (vii) Subadvisory Agreement between SunAmerica and EQSF Advisers, Inc. Incorporated herein by reference to Exhibit (d)(ix) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

         (viii) Subadvisory Agreement between SunAmerica and Fred Alger Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2000.

         (ix) Subadvisory Agreement between SunAmerica and Harris Associates L.P. Incorporated herewith by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (x) Subadvisory Agreement between SunAmerica and Janus Capital Corporation. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xi) Subadvisory Agreement between SunAmerica and Jennison Associates LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xii) Subadvisory Agreement between SunAmerica and Lazard Asset Management. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xiii) Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC. Incorporated herein by reference to Exhibit
                  (d)(xiii) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xiv) Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xv) Subadvisory Agreement between SunAmerica and Morgan Stanley Investments L.P. Incorporated herein by reference to Exhibit d
                  (xiv) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xviii) Subadvisory Agreement between SunAmerica and Oberweis Asset Management. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xix) Subadvisory Agreement between SunAmerica and Robert Fleming, Inc. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xx) Subadvisory Agreement between SunAmerica and State Street Research and Management Company ("State Street"). Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (xxi) Subadvisory Agreement between SunAmerica and T. Rowe Price Associates, Inc. Incorporated herein by reference to Exhibit
                  (d)(xix) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xxii) Subadvisory Agreement between SunAmerica and Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit (xix) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A
                  (File No. 333-11283) filed on October 29, 1999.

         (xxiii) Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP. Incorporated herein by reference to Exhibit (xxi) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

         (xxiv) Subadvisory Agreement between SunAmerica and Van Wagoner Capital Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on April 28, 2000.

         (xxv) Subadvisory Agreement between SunAmerica and Dresdner RCM Global Investors LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on April 28, 2000.


(e)      (i)      Distribution Agreement.  Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment
                  No. 13 to the Registrant's Registration Statement on Form
                  N-1A (File No. 333-11283) filed on February 26, 1999.

         (ii)     Form of Selling Agreement. Filed herewith.

(f) Disinterested Trustees and Directors' Retirement Plan. Incorporated herein by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

(g) Custodian Agreement. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on November 14, 1996.

(h)       (i)     Service Agreement. Incorporated herein by reference to
                  Exhibit 9(a) of Pre-Effective Amendment No. 1 to the
                  Registrant's Registration Statement on Form N-1A (File No.
                  333-11283) filed on November 14, 1996. (File No. 333-11283)
                  filed on November 14, 1996.

         (ii) Transfer Agency Agreement. Incorporated herein by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A


         (iii) Administrative and Shareholder Services Agreement. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

(i)      Opinion of Counsel. Filed herewith.

(j)       (i)    Consent of Independent Accountants. Filed herewith.


(k)      Not applicable.

(l)      Not applicable.

(m) Distribution Plans. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

(n)      Not applicable.

(o)      (i)      Amended and Restated 18f-3 Plan. Filed herewith.

         (ii) Power of Attorney. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment
                  No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

(p)      (i)      Code of Ethics for American Century Investment Management,
                  Inc. Incorporated herein by reference to Exhibit p (i) of Post-Effective Amendment No. 16 to American Century World
                  Mutual Funds, Inc.'s Registration Statement on Form N-1A
                  (File No. 33-39242) filed on March 10, 2000.

         (ii) Code of Ethics for Baron Capital Management, Inc. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

         (iii) Code of Ethics for Berger Associates, Inc. Incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 8 to Berger Institutional Products Trust's Registration Statement on Form N-1A (File No. 033-6340; 811-07367) filed on April 28, 2000.

         (iv) Code of Ethics for Credit Suisse Asset Management, LLC Incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 21 to Credit Suisse Institutional Fund, Inc.'s Registration Statement on Form N-1A (File No. 33-47880) filed on August 30, 2000.

         (v) Code of Ethics for Davis Selected Advisers, L.P. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2001.

         (vi) Code of Ethics for EQSF Advisers, Inc. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2001.

         (vii) Code of Ethics for Fred Alger Management, Inc. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 31 to the Alger Fund's Registration Statement on Form N-1A (File No. 33-4959; 811-01355) filed on July 21, 2000.

         (viii) Code of Ethics for Harris Associates. Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration statement on Form N-1A (File No. 033-38953; 811-06279) filed on January 26, 2001.

         (ix) Code of Ethics for Janus Capital Corporation. Incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 95 to Janus Investment Fund's Registration Statement on Form N-1A (File No. 2-34393; 811-01879) filed on September 13, 2000.

         (x) Code of Ethics for Jennison Associates, LLC. Incorporated herein by reference to Exhibit p(3) of Post-Effective Amendment No. 13 to Prudential Investment Portfolios Inc.'s Registration Statement on Form N-1A (File No. 33-61997; 811-7343) filed on September 29, 2000.

         (xi) Code of Ethics for Lazard Asset Management. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 20 to Lazard Fund's Registration Statement on Form N-1A (File No. 811-6312; 33-40682) filed on August 15, 2000.

         (xii) Code of Ethics for Marsico Capital Management, LLC. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 5 to Marsico Investment Fund's Registration Statement on Form N-1A (File No. 333-36975; 811-8397) filed on May 31, 2000.

         (xiii) Code of Ethics for Massachusetts Financial Services. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

        (xiv) Code of Ethics for Morgan Stanley Investments L.P. Incorporated herein by reference to Exhibit P of Post-Effective Amendment No. 55 to the Registrant's Registration Statement on Form N-1A (File No. 002-89729) filed on March 31, 2000.

        (xv) Code of Ethics for Oberweis Asset Management. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-9093) filed on April 27, 2001.

        (xvi) Code of Ethics for Perkins, Wolf, McDonnell & Company Inc. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

        (xvii) Code of Ethics for Robert Fleming, Inc. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

        (xviii) Code of Ethics for State Street Research and Management Company. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

        (xix) Code of Ethics for T. Rowe Price Associates, Inc. Incorporated herein by reference to Exhibit p of Pre-Effective Amendment No. 1 to T. Rowe Price Developing Technologies Fund, Inc.'s Registration Statement on Form N-1A (File No. 333-40558; 811-10003) filed on August 25, 2000.

        (xx) Code of Ethics for Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit p(2) of Post-Effective Amendment No. 42 to Thornburg Investment Trust's Registration Statement on Form N-1A (File No. 33-14905) filed on September 1, 2000.

        (xxi) Code of Ethics for Wellington Management Company, LLP. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

        (xxii) Code of Ethics for Van Wagoner Capital Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

        (xxiii) Code of Ethics for Dresdner RCM Global Investors LLC. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

        (xxiv) Code of Ethics for T. Rowe Price International Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

Item 24.          Persons Controlled by or Under Common Control with Registrant

         There are no persons controlled by or under common control with Registrant.

Item 25.          Indemnification

     5.01 Indemnification of Directors and Officers. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with any such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

     5.02 Procedure for Indemnification. Any indemnification under Section 5.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding ("Disinterested Non-Party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this Section 5.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

     5.03 Advance Payment of Expenses. Reasonable expenses (including attorneys' fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     5.04 Exclusivity, Etc. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance or expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. The Corporation shall not be liable for any payment under this By-Law in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment, under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

     5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; provided, however, that the Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

     5.06 Severability: Definitions. The invalidity or unenforceability of any provision of this Article V shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article V means this Article V in its entirety.

                  Section 8 of the Article of Incorporation provides as follows:

     (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

Item 26.          Business and other Connections of Investment Adviser

          SunAmerica is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.



          American Century Investment Management, Inc.; Baron Capital Management, Inc.; Berger Financial Group LLC; Credit Suisse Asset Management, LLC; Davis Advisors, L.P.; EQSF Advisers, Inc.; Fred Alger Management, Inc.; Harris Associates L.P.; Janus Capital Corporation; Jennison Associates LLC; Lazard Asset Management; Marsico Capital Management, LLC; Massachusetts Financial Services Company; Morgan Stanley Investments L.P.; Oberweis Asset Management; Perkins, Wolf, McDonnell & Company; Robert Fleming Inc.; State Street Research and Management Company; T. Rowe Price Associates, Inc.; and Wellington Management Company, LLP; the Advisers of certain of the Portfolios of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the following Advisers, and other required information:



                                                                       File No.

         American Century Investment Management, Inc.                  801-08174

         Baron Capital Management, Inc.                                801-18656
         Berger Financial Group LLC                                    801-09451
         Credit Suisse Asset Management, LLC                           801-37170
         Davis Advisors, L.P.                                          801-31648

         Dresdner RCM Global Investors LLC                             801-06709
         EQSF Advisers, Inc.                                           801-27792
         Fred Alger Management, Inc.                                   801-06709

         Harris Associates L.P.                                        801-50333

         Janus Capital Corporation                                     801-13991
         Jennison Associates LLC                                       801-05608

         Lazard Asset Management                                       801-6568
         Massachusetts Financial Services Company                      801-17352
         Marsico Capital Management, LLC                               801-54914

         Morgan Stanley Investments, L.P.                              801-33490

         Oberweis Asset Management                                     801-35657
         Perkins, Wolf, McDonnell & Company                            801-19974

         Robert Fleming Inc.                                           801-26297

         State Street Research and Management Company                  801-18538

         T. Rowe Price Associates, Inc.                                801-00856
         Thornburg Investment Management, Inc.                         801-17853
         Wellington Management Company, LLP                            801-15908
         Van Wagoner Capital Management, Inc.                          801-50676




Item 27.          Principal Underwriters

         (a) The principal underwriter of the Registrant also acts as principal underwriter for:


                  Brazos Mutual Funds
                  SunAmerica Income Funds
                  SunAmerica Money Market Funds, Inc.
                  SunAmerica Equity Funds
                  SunAmerica Strategic Investment Series, Inc.
                  SunAmerica Senior Floating  Rate Fund, Inc.


         (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:


  Name and Principal         Position With                Position with
   Business Address          Underwriter                  the Registrant
  ------------------         -------------------------    ----------------------

Peter A. Harbeck             Director                     Director and President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

J. Steven Neamtz             President and Director       Vice President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204

Robert M. Zakem              Executive Vice President,    Secretary and Chief
The SunAmerica Center        General Counsel              Compliance Officer
733 Third Avenue             and Director
New York, NY 10017-3204

Debbie Potash-Turner         Chief Financial Officer      None
The SunAmerica Center        and Controller
733 Third Avenue
New York, NY 10017-3204


         (c)      Not applicable.

Item 28.          Location of Accounts and Records

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, National Financial Data Services, collectively, act as custodian, transfer agent and dividend paying agent. They maintain books, records and accounts pursuant to the instructions of the Fund.


         SunAmerica is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SunAmerica also maintains records at 2929 Allen Parkway, Houston, TX 77019.


         American Century Investment Management, Inc. is located at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.


         Baron Capital Management, Inc. is located at 767 5th Avenue, 49th Floor, New York, New York 10153.


         Berger, LLC is located at 210 University Boulevard, Suite 900, Denver, Colorado 80206.

         Credit Suisse Asset Management, LLC is located at 466 Lexington Avenue, New York, New York 10017-3147.

         Davis Selected Advisers, L.P. is located at 124 East Marcy Street, Santa Fe, New Mexico 87501.

         Dresdner RCM Global Investors LLC is located at Four Embarcadero Center, San Francisco, California 9511.

         Dresdner RCM Global Investors LLC is located at Four Embarcadero Center San Francisco, California 94111.

         EQSF Advisers, Inc. is located at 767 Third Avenue, New York, New York 10017.


         Fred Alger Management, Inc. is located at 30 Montgomery Street, 11th Floor, Jersey City, New Jersey 07302.

         Harris Associates L.P. is located at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.


         Janus Capital Corporation is located at 100 Fillmore Street, Denver, Colorado 80206-4923.

         Jennison Associates LLC is located at 466 Lexington Avenue, New York, NY 10017.

         Lazard Asset Management is located at 30 Rockefeller Plaza, New York, New York 10112.

         Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1300, Denver, CO 80202.


         Massachusetts Financial Services Company is located at 500 Boylston Street, Boston, MA 02116.

         Morgan Stanley Investments L.P. is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.


         Oberweis Asset Management is located at 951 Icecream Drive, Suite 200, North Aurora, Illinois, 60542

         Perkins, Wolf, McDonnell & Company is located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604.

         Robert Fleming Inc. is located at 552 Fifth Avenue, New York, New York 10036.


         State Street Research and Management Company is located at 1 Financial Center, Boston, MA 02111-2690.


         Thornburg Investment Management, Inc. is located at 119 East Marcy Street, Santa Fe, New Mexico 87501.

         T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.

         Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109.


         Van Wagoner Capital Management, Inc. is located at 345 California Street, San Francisco, California 94104.


Each of the Advisers maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.          Management Services


         Not applicable.

Item 30.          Undertakings


         Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registration Statement has duly caused the Post-Effective Amendment No. 34 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of January, 2002.


                                        SUNAMERICA STYLE SELECT SERIES, INC.
                                        (Registrant)

                                    By:              *
                                          -------------------------
                                          Peter A. Harbeck
                                          President and Director



     Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.


       SIGNATURES                        TITLE                       DATE
       ----------                        -----                       ----

         *                     President and Dircetor
---------------------------    (Principal Executive Officer)
Peter A. Harbeck


         *                     Treasurer (Principal Financial
---------------------------    and Accounting Officer)
Peter C. Sutton


         *                     Director
---------------------------
S. James Coppersmith


         *                     Director
---------------------------
Dr. Judith L. Craven


         *                     Director
---------------------------
William F. Devlin


         *                     Director
---------------------------
Samuel M. Eisenstat


         *                     Director
---------------------------
Stephen J. Gutman


         *                     Director
---------------------------
Sebastiano Sterpa




*By: /s/ PETER E. PISAPIA
     ----------------------                                January 29, 2002
         Peter E. Pisapia
         Attorney-in-Fact

                                 Exhibit Index

Exhibit No.
-----------



(e)      (ii)     Form of Selling Agreement.



(i)               Opinion and Consent of Counsel.

(j)      (i)      Consent of Independent Accountants.



(o)      (i)      18f-3 Plan.